Exhibit 99.2



                                    QUARTERLY SUPPLEMENTAL DISCLOSURE
                                              June 30, 2006

                                            Table of Contents


                                                        Page                                                Page

                 Section I - Overview                          Section III - Joint Venture Information


Important Notes                                           2      Overview - Fund I                           26

Company Information                                       3      Overview - Fund II                          27

Portfolio Snapshot                                        4      Overview - RCP Venture                      28

Organizational Chart                                      5      Fund I Properties - Detail                  29

Executive Management Team                                 6      Top 5 Fund I Tenants                        30

                 Section II - Financial Information              Fund I - Current Valuation                  31

Market Capitalization                                     7      Kroger/Safeway Locations                    32

Shareholder Information                                   8      Fund II Properties - Detail                 33

Operating Statements - Consolidated                       9      Fund II - New York Urban/Infill Projects    34

Operating Statements - Joint Venture Activity            10
                                                               Section IV - Parent Portfolio Information
Operating Statements - Activity by Source                13
                                                                 Properties  - Overview                      35
Operating Statements - Current v. Historical             14
                                                                 Properties by Region - Summary              38
Net Operating Income - Same Property Performance         15
                                                                 Properties by State - Summary               39
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")
  and Funds Available for Distribution ("FAD")           16      Properties - Detail                         40

Capital Expenditures                                     17      Leasing Production                          43

Consolidated Balance Sheets                              18      Top 10 Tenants - Consolidated               44

Selected Operating Ratios                                19      Anchor Tenant Detail                        45

Debt Analysis - Summary                                  20      Anchor Lease Expirations - Next 3 Years     51

Debt Analysis - Detail                                   21      Lease Expirations                           52

Debt Maturity Schedule                                   24      Property Demographics                       57

Unencumbered Properties                                  25      Residential Properties                      58



Visit acadiarealty.com for current news as well as additional property details and financial information

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

                                 Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are a widely used financial measures in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company's method of calculating EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

                               Company Information

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 76 properties totaling approximately 10 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.


Corporate Headquarters     1311 Mamaroneck Avenue                  Investor Relations     Jon Grisham
                           Suite 260                                                      Vice President
                           White Plains, NY 10605                                         (914) 288-8142
                                                                                          jgrisham@acadiarealty.com

New York Stock Exchange    Symbol AKR                              Web Site               www.acadiarealty.com


Analyst Coverage           Banc of America Securities                                      Citigroup - Smith Barney
                           Ross Nussbaum - (212) 847-5668                                  Jonathan Litt - (212) 816-0231
                           ross.nussbaum@bofasecurities.com                                jonathan.litt@citigroup.com
                           Christine McElroy - (212) 847-5658                              Ambika Goel - (212) 816-6981
                           christine.m.mcelroy@bofasecurities.com                          Ambika.goel@citigroup.com

                           J.P. Morgan Securities, Inc.
                           Michael W. Mueller, CFA (212) 622-6689                          Ryan Beck & Co.
                           michael.w.mueller@jpmorgan.com                                  Sheila McGrath - (973) 549-4084
                           Josh Bederman (212) 622-6530                                    sheila.mcgrath@ryanbeck.com
                           josh.h.bederman@jpmorgan.com

                           Bank of Montreal
                           Paul Adornato, CFA - (212) 885-4170
                           paul.adornato@bmo.com

                      QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006


                            Executive Management Team

Kenneth F. Bernstein    Chief Executive Officer and   Mr. Bernstein is responsible for strategic planning as well as
                              President               overseeing all day to day activities of the Company including operations, acquisitions and capital markets. Mr. Bernstein served as the Chief Operating Officer of RD Capital, Inc. from
                                                      1990 until the merger of RD Capital with Mark Centers Trust in
                                                      August of 1998, forming Acadia Realty Trust. In such capacity, he was responsible for overseeing the day-to-day operations of RD
                                                      Capital and its management companies, Acadia Management Company
                                                      LLC and Sound View Management LLC. Prior to joining RD Capital,
                                                      Mr. Bernstein was an associate with the New York law firm of
                                                      Battle Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his
                                                      Bachelor of Arts Degree from the University of Vermont and his
                                                      Juris Doctorate from Boston University School of Law.


Joel Braun              Senior Vice President,        Mr. Braun is responsible for the sourcing and financial analysis
                       Chief Investment Officer       of acquisition properties for Acadia. Previously, Mr. Braun was
                                                      Director of Acquisitions and Finance for Rosenshein Associates, a
                                                      regional shopping center developer based in New Rochelle, New
                                                      York. During this time, Mr. Braun was instrumental in the
                                                      initiation and formation of Kranzco Realty Trust, a publicly traded REIT. Mr. Braun holds a Bachelor's in Business
                                                      Administration from Boston University and a Master's Degree in
                                                      Planning from John Hopkins University.

Joseph Hogan            Senior Vice President,        Most recently, Mr. Hogan served as Vice President with Kimco
                       Director of Construction       Realty Corporation (NYSE:KIM), where he was responsible for business development and management of all retail and commercial construction projects for Kimco, in addition to outside customers and development companies. Prior to joining Kimco, he was with
                                                      Konover Construction Company, a subsidiary of Konover &
                                                      Associates located in West Hartford, Connecticut, where he was responsible for construction projects throughout the eastern half of the United States.


Robert Masters, Esq.    Senior Vice President,        Prior to joining Acadia in December 1994, Mr. Masters was General
                           General Counsel,           Counsel for API Asset Management for over five years, Senior Vice
                         Corporate Secretary          President Deputy General Counsel for European American Bank from
                                                      1985 to 1990, and Vice President and Counsel for National
                                                      Westminster Bank from 1977 to 1985. Mr. Masters received his
                                                      Bachelor of Arts from the City University of New York and his
                                                      J.D. from New York University Law School. Mr. Masters is also a member of the New York State Bar.


Joseph M. Napolitano,   Senior Vice President,        Mr. Napolitano is responsible for overseeing the company's
CPM                     Director of Operations        internal operations. Previously, he held the position of Senior
                                                      Vice President, Director of Property Management. Prior to joining
                                                      Acadia in 1995, Mr. Napolitano was employed by Rosen Associates
                                                      Management Corp. as a Senior Property Manager overseeing a national portfolio of community shopping centers, and Roebling
                                                      Management Co. as a Property Manager responsible for neighborhood and community shopping centers nationally. Mr. Napolitano holds a
                                                      Bachelor's in Business Administration from Adelphi University,
                                                      Garden City, NY; and is a Certified Property Manager by the
                                                      Institute of Property Management (IREM). Mr. Napolitano is also a member of the New York State Association of Realtors (NYSAR)
                                                      International Council of Shopping Center (ICSC), Commercial
                                                      Investment Real Estate Institute (CIREI), and the Building Owners
                                                      and Managers Institute (BOMI).


Michael Nelsen          Senior Vice President,        Mr. Nelsen oversees all the financial activities and asset
                       Chief Financial Officer        management functions. Mr. Nelsen was most recently President of
                                                      G. Soros Realty, Inc. and Director of Real Estate for Soros
                                                      Private Funds Management LLC. His responsibilities included asset/portfolio management of real estate operations, financial reporting, financings, asset acquisitions and dispositions.
                                                      Previously, he was a partner in the public accounting firm of
                                                      David Berdon & Co. Mr. Nelsen has been a Certified Public
                                                      Accountant since 1971.


Joseph Povinelli        Senior Vice President,        Mr. Povinelli joined Acadia in 1999 with 19 years of retail
                         Director of Leasing          leasing experience. Since 1987 Mr. Povinelli had served as regional real estate representative for Vornado Realty Trust, a
                                                      New Jersey based Real estate investment trust, and was
                                                      responsible for the day to day leasing activity of approximately
                                                      3 million square feet of the strip shopping center portfolio.
                                                      Prior to this he served as leasing representative for Net
                                                      Properties Management, Great Neck, New York, responsible for leasing of the strip shopping center and office building
                                                      portfolio of the mid-atlantic and southeast regions of the company. Mr. Povinelli received a Bachelor of Science degree in
                                                      Finance and Economics from C.W. Post College of Long Island
                                                      University.


Robert Scholem          Senior Vice President,        Mr. Scholem has been the Director of Property Management since
                         Director of Property         2003 and a Senior Vice President since August, 2005. Prior to
                              Management              joining the Company in 1998, Mr. Scholem was employed at Rosen
                                                      Associates Management Corp. as a Senior Property Manager
                                                      overseeing a national portfolio of community shopping centers, and Staller Associates, Inc. as an Operations Manager responsible for community shopping centers, office, and industrial buildings on Long Island, New York. Mr. Scholem holds a Bachelor's in
                                                      Business Administration from Guilford College, Greensboro, NC;
                                                      and is a Certified Property Manager (CPM(R)) by the Institute of
                                                      Real Estate Management. Mr. Scholem is also a licensed
                                                      Salesperson by the State of New York as well as a member of LI
                                                      Board of Realtors & CIREI, and is a Certified Shopping Center
                                                      Manager (CSM) by the International Council of Shopping Centers.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

                           Total Market Capitalization
                (including pro-rata share of joint venture debt)

                                                                                                   Percent of
                                                         Percent of                              Total Market
                          (amounts in thousands)        Total Equity                            Capitalization
                          ------------------------------------------------------------------------------------

Equity Capitalization
Total Common Shares Outstanding                             97.5%             31,772
Common Operating Partnership ("OP") Units                   2.0%                 642
                                                                         -----------
Combined Common Shares and OP Units                                           32,414

Market Price at June 30, 2006                                            $     23.65
                                                                         -----------
Equity Capitalization - Common Shares and OP Units                       $   766,591

Preferred OP Units - at cost (1)                            0.5%               4,188
                                                                         -----------
                        Total Equity Capitalization        100.0%            770,779                  69.2%
                                                                         ===========             ==========
Debt Capitalization
Consolidated debt                                                            359,626
Adjustment to reflect pro-rata share of debt                                 (15,769)
                                                                         -----------
                         Total Debt Capitalization                           343,857                  30.8%
                                                                         ===========             ==========
                        Total Market Capitalization                      $ 1,114,636                 100.0%
                                                                         ===========             ==========



            Weighted Average Outstanding Common Shares and O.P. Units

                                          Common
                                          Shares                O.P. Units                        Total
========================================================================================================================
Basic
Quarter ended June 30, 2006                   32,509,360                  651,163                            33,160,523
Year-to-date June 30, 2006                    32,488,896                  652,256                            33,141,152
Fully Diluted
Quarter ended June 30, 2006 (3)               32,810,794                  651,163                            33,461,957
Year-to-date June 30, 2006                    32,788,571                  652,256                            33,440,827
========================================================================================================================
Basic
Quarter ended June 30, 2005                   31,898,644                  642,255                            32,540,899
Year-to-date June 30, 2005                    31,883,001                  578,719                            32,461,720
Fully Diluted (3)
Quarter ended June 30, 2005                   32,144,529                  642,255                            32,786,784
Year-to-date June 30, 2005                    32,142,268                  578,719                            32,720,987


1 In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units, of which 2,024 have been converted to Common OP Units to date. The remaining Preferred OP Units are reflected above at their stated cost of $1,000 per unit. Also includes $4,000 of Preferred OP Units issued to Klaff L.P. related to the acquisition of management contracts in 2004.

2 Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.

3 For purposes of earnings per share calculations, the assumed conversion of Preferred OP Units is anti-dilutive and not reflected above. However, for the purposes of calculating FFO on a fully diluted basis, these stock equivalents are dilutive and amount to 337,079 for both the quarter and six months ended June 30, 2006 and 522,679 for both the quarter and six months ended June 30, 2005.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

                             Shareholder Information
                             (amounts in thousands)


      10 Largest Institutional/Non-Retail Shareholders (1)                    Percent of Out-
                                                               Common        standing Common
Shareholder                                                  Shares Held         Shares
------------------------------------------------------       -----------     -----------------
Wellington Management                                           4,050           12.7%
Third Avenue Management                                         2,464            7.8%
Yale University                                                 2,279            7.2%
Heitman Real Estate Securities                                  2,002            6.3%
Cliffwood Partners                                              1,679            5.3%
Morgan Stanley                                                  1,652            5.2%
Barclay's Global Investors                                      1,601            5.0%
Vanguard Group                                                  1,526            4.8%
Redding K G & Associated LLC                                    1,424            4.5%
State Street Corp                                                 829            2.6%
                                                               ------          ------
Total of 10 Largest Institutional Shareholders                 19,506           61.4%
                                                               ======          ======
Total of all Institutional Shareholders                        29,606           93.2%
                                                               ======          ======

                                                  Operating Partnership
                                                     Unit Information

                                                                  Percent
                                                           of Total O.P. Units
                                                           -------------------
Managment O.P. Unit Holders                           338          52.6%
Other O.P. Unit Holders                               304          47.4%
                                               ----------         ------
Total O.P. Units                                      642         100.0%
                                               ----------         ------


(1) Based on most recent Schedule 13F filing


TOTAL SHARE/O.P. UNIT OWNERSHIP (COMBINED)

Institutional Shareholders                 29,606        91.3%
Retail Shareholders                         2,166         6.7%
Management-Owned Shares & O.P. Units          338         1.0%
Other O.P. Unitholders                        304         0.9%

Total Equity                               32,414       100.0%

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006


                   Statements of Operations - Consolidated (1)
                        Current Quarter and Year-to-Date
                                 (in thousands)

                                                YEAR TO DATE                                 CURRENT QUARTER

                                                   PERIOD                                         3 MONTHS
                                                ENDED JUNE 30,                                 ENDED JUNE 30,
                                                    2006                                            2006
                                     -------------------------------------------     -----------------------------------------
                                     WHOLLY                 DISCONTINUED             WHOLLY                DISCONTINUED
                                      OWNED         JV'S     OPERATIONS    TOTAL      OWNED        JV'S     OPERATIONS   TOTAL
                                      -----         ----     ----------    -----      -----        ----     ----------   -----
PROPERTY REVENUES
Minimum rents                        $ 25,459    $ 11,257    $  2,236    $ 38,952    $ 12,720    $ 5,911    $  1,152    $ 19,783
                                     --------    --------    --------    --------    --------    -------    --------    --------
Percentage rents                          307          10          42         359         122          1          29         152
Expense reimbursements                  6,616       1,289       1,101       9,006       3,152        580         558       4,290
Other property income                     404          17          48         469         210          1          20         231
                                     --------    --------    --------    --------    --------    -------    --------    --------
                                       32,786      12,573       3,427      48,786      16,204      6,493       1,759      24,456
                                     --------    --------    --------    --------    --------    -------    --------    --------
PROPERTY EXPENSES
Property operating                      6,222       1,040         823       8,085       2,948        502         402       3,852
Real estate taxes                       4,030       1,084         937       6,051       1,937        453         483       2,873
                                       10,252       2,124       1,760      14,136       4,885        955         885       6,725
                                     --------    --------    --------    --------    --------    -------    --------    --------
NET OPERATING INCOME - PROPERTIES      22,534      10,449       1,667      34,650      11,319      5,538         874      17,731


OTHER INCOME (EXPENSE)
General and administrative             (5,118)       --          --        (5,118)     (2,425)      --          --        (2,425)
Property related home office expenses  (4,755)       (124)       --        (4,879)     (2,238)       (63)       --        (2,301)
Equity in earnings of
   unconsolidated properties              409         170        --           579         409        (46)       --           363
Lease termination income                 --          --          --          --          --         --          --          --
Interest income                         3,523         237        --         3,760       1,860        134        --         1,994
Asset and property
   management income (2)                5,069        --          --         5,069       2,506       --          --         2,506
Promote Fee (3)                           258        --          --           258        --         --          --          --
Property management expense              (470)       (133)       --          (603)       (395)       105        --          (290)
Straight-line rent income                 327      (1,663)       --        (1,336)        201     (1,130)       --          (929)
Straight-line rents written off          --          --          --          --          --         --          --          --
FAS 141 Rent                              (21)        (13)       --           (34)        (68)        (8)       --           (76)
Abandoned project costs                  --          --          --          --          --         --          --          --
Hurricane related income (expenses)      --          --          --          --          --         --          --          --
Provision for Income Taxes               (775)        (35)       --          (810)       (356)        (5)       --          (361)
Other income (expense)                     (8)        173        --           165          (8)       173        --           165
                                     --------    --------    --------    --------    --------    -------    --------    --------
EBIDTA                                 20,973       9,061       1,667      31,701      10,805      4,698         874      16,377

Depreciation and amortization          (7,763)     (3,905)       (561)    (12,229)     (3,891)    (1,984)       (278)     (6,153)
FAS 141 Amortization                     (311)        (83)       --          (394)       (157)       (41)       --          (198)
Interest expense                       (7,350)     (3,292)       (429)    (11,071)     (3,812)    (1,744)       (225)     (5,781)
Loan defeasance (net
   of reimbursement)                    1,141      (1,467)       --          (326)       --         --          --          --
FAS 141 Interest                           39         727        --           766          23         15        --            38
Impairment of real estate                --          --          --          --          --         --          --          --
Gain on sale of properties               --          --          --          --          --         --          --          --
Gain on sale of
   properties - Mervyns (1)              --         1,249        --         1,249        --          785        --           785
Income taxes on gain on
   property sale - Mervyns               --          --          --          --          --         --          --          --
                                     --------    --------    --------    --------    --------    -------    --------    --------
Income before minority interest         6,729       2,290         677       9,696       2,968      1,729         371       5,068

Minority interest - OP                   (135)        (50)        (13)       (198)        (66)       (31)         (7)       (104)
Minority interest                        (122)       (175)       --          (297)        (34)       (82)       --          (116)
                                     --------    --------    --------    --------    --------    -------    --------    --------
NET INCOME                           $  6,472    $  2,065    $    664    $  9,201    $  2,868    $ 1,616    $    364    $  4,848
                                     ========    ========    ========    ========    ========    =======    ========    ========


                                                              PREVIOUS QUARTER

                                                                 3 MONTHS
                                                               ENDED MARCH 31,
                                                                    2006
                                                 --------------------------------------------
                                                   WHOLLY                DISCONTINUED
                                                   OWNED        JV'S     OPERATIONS     TOTAL
                                                   -----        ----     ----------     -----
PROPERTY REVENUES
Minimum rents                                     $ 12,739    $ 5,346    $  1,084    $ 19,169
                                                  --------    -------    --------    --------
Percentage rents                                       185          9          13         207
Expense reimbursements                               3,464        709         543       4,716
Other property income                                  194         16          28         238
                                                  --------    -------    --------    --------
                                                    16,582      6,080       1,668      24,330
                                                  --------    -------    --------    --------
PROPERTY EXPENSES
Property operating                                   3,274        538         421       4,233
Real estate taxes                                    2,093        631         454       3,178
                                                     5,367      1,169         875       7,411
                                                  --------    -------    --------    --------
NET OPERATING INCOME - PROPERTIES                   11,215      4,911         793      16,919


OTHER INCOME (EXPENSE)
General and administrative                          (2,693)      --          --        (2,693)
Property related home office expenses               (2,517)       (61)       --        (2,578)
Equity in earnings of unconsolidated properties       --          216        --           216
Lease termination income                              --         --          --          --
Interest income                                      1,663        103        --         1,766
Asset and property management income (2)             2,563       --          --         2,563
Promote Fee (3)                                        258       --          --           258
Property management expense                            (75)      (238)       --          (313)
Straight-line rent income                              126       (533)       --          (407)
Straight-line rents written off                       --         --          --          --
FAS 141 Rent                                            47         (5)       --            42
Abandoned project costs                               --         --          --          --
Hurricane related income (expenses)                   --         --          --          --
Provision for Income Taxes                            (419)       (30)       --          (449)
Other income (expense)                                --         --          --          --
                                                  --------    -------    --------    --------
EBIDTA                                              10,168      4,363         793      15,324

Depreciation and amortization                       (3,872)    (1,921)       (283)     (6,076)
FAS 141 Amortization                                  (154)       (42)       --          (196)
Interest expense                                    (3,538)    (1,548)       (204)     (5,290)
Loan defeasance (net of reimbursement)               1,141     (1,467)       --          (326)
FAS 141 Interest                                        16        712        --           728
Impairment of real estate                             --         --          --          --
Gain on sale of properties                            --         --          --          --
Gain on sale of properties - Mervyns (1)              --          464        --           464
Income taxes on gain on property sale - Mervyns       --         --          --          --
                                                  --------    -------    --------    --------
Income before minority interest                      3,761        561         306       4,628

Minority interest - OP                                 (69)       (19)         (6)        (94)
Minority interest                                      (88)       (93)       --          (181)
                                                  --------    -------    --------    --------
NET INCOME                                        $  3,604    $   449    $    300    $  4,353
                                                  ========    =======    ========    ========



(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyns I & II which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

 2 Detail as follows:                                                                 YTD        2nd Quarter        1st Quarter

  Asset management fee Fund I                                                           $ -        $  (108)           $   108
  Asset management fee Fund II                                                        1,800            900                900
  Property management/Leasing/Construction/legal fees - Fund I                          183            144                 39
  Property management/Construction/legal fees - Fund II                                 567            289                278
  Klaff related fees                                                                  2,043            985              1,058
  Other fees                                                                            476            296                180
                                                                                    $ 5,069        $ 2,506            $ 2,563
  Priority distributions - Fund I                                                       216            216                  -

  Total Management fees and priority distributions                                  $ 5,285        $ 2,722            $ 2,563

3 Represents amounts distributed to the Company in excess of its pro-rata share as a result of the performance of the Mervyn's investment.

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006



              Statements of Operations - Joint Venture Activity (1)
                        Current Quarter and Year-to-Date
                                 (in thousands)

                                                                             YEAR-TO-DATE

                                                                                PERIOD
                                                                             ENDED JUNE 30,
                                                                                 2006
                                            ------------------------------------------------------------------------------------
                                                          AKR PRO-                         AKR PRO-           AKR PRO-
                                                          RATA      AKR                    RATA               RATA
                                             FUND 1       SHARE    PROMOTE  MERVYNS 1      SAHRE  FUND II     SHARE   MERVYNS II
                                            -----------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                               $ 7,308    $ 2,761    $ 4,547    $  --      $  --      $ 4,293    $ 861    $  --
                                            -------    -------    -------    -------    -------    -------    -----    -------
Percentage rents                               --         --         --         --         --            5        1       --
Expense reimbursements                          267        101        166       --         --          676      135       --
Other property income                             6          2          4       --         --            9        2       --
                                            -------    -------    -------    -------    -------    -------    -----    -------
                                              7,581      2,864      4,717       --         --        4,983      999       --
                                            -------    -------    -------    -------    -------    -------    -----    -------
PROPERTY EXPENSES
Property operating                              294        111        183       --         --          935      187       --
Real estate taxes                               412        155        257       --         --          816      163       --
                                                706        266        440       --         --        1,751      350       --
                                            -------    -------    -------    -------    -------    -------    -----    -------
NET OPERATING INCOME - PROPERTIES             6,875      2,598      4,277       --         --        3,232      649       --


OTHER INCOME (EXPENSE)
General and administrative                     --         --         --         --         --         --       --         --
Property related home office expenses          (102)       (39)       (63)        (1)      --         (110)     (22)        (1)
Equity in earnings of
   Fund I unconsolidated properties              90         19         41        407         67       (191)     (38)       407
Lease termination income                       --         --         --         --         --         --       --         --
Interest income                                 197         74        123          8          2         65       13          9
Asset and property management income           --         --         --         --         --         --       --         --
Promote Fee                                    --         --         --         (332)      --         --       --         --
Asset and property management expense (2)      (133)       (50)       (83)      --         --       (2,443)    --         --
Straight-line rent income                    (1,744)      (659)    (1,085)      --         --           64       13       --
Straight-line rents written off                --         --         --         --         --         --       --         --
FAS 141 Rent                                   --         --         --         --         --         (448)     (90)      --
Abandoned project costs                        --         --         --         --         --         --       --         --
Hurricane related expenses                     --         --         --         --         --         --       --         --
Provision for income taxes                      (34)       (13)       (21)        (2)        (1)      --       --           (2)
Other income                                   --         --         --         --         --         --       --         --
                                            -------    -------    -------    -------    -------    -------    -----    -------
EBIDTA                                        5,149      1,930      3,189         80         68        169      525        413

Depreciation and amortization (3)            (3,179)    (1,202)    (1,977)      --         --       (1,238)    (248)      --
FAS 141 Amortization                           --         --         --         --         --         (415)     (83)      --
Interest expense (3)                         (1,240)      (438)      (772)      --         --       (2,493)    (498)      --
Loan defeasance                                --         --         --         --         --         --       --         --
FAS 141 Interest                                 30         12         18       --         --         --       --         --
Impairment of real estate                      --         --         --         --         --         --       --         --
Gain on sale of properties                     --         --         --         --         --         --       --         --
Gain on sale of properties - Mervyn's          --         --         --        2,458        757       --       --        2,458
Income taxes on gain
   on property sale - Mervyn's                 --         --         --         --         --         --       --         --
                                            -------    -------    -------    -------    -------    -------    -----    -------
Income before minority interest                 760        302        458      2,538        825     (3,977)    (304)     2,871

Minority interest - OP                         --           (6)        (9)      --          (15)      --          6       --
Minority interest                              (183)       (70)      (113)      --         --           41        8       --
                                            -------    -------    -------    -------    -------    -------    -----    -------
NET INCOME                                  $   577    $   226    $   336    $ 2,538    $   810    $(3,936)   $(290)   $ 2,871
                                            =======    =======    =======    =======    =======    =======    =====    =======

                                                                                      YEAR-TO-DATE

                                                                                         PERIOD
                                                                                       ENDED JUNE 30,
                                                                                         2006
                                                       ---------------------------------------------------------------------
                                                        AKR PRO-                AKR PRO-               AKR PRO-
                                                        RATA                    RATA                   RATA
                                                        SHARE   BRANDYWINE JV   SHARE     CROSSROADS   SHARE       TOTAL
                                                       --------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                            $  --      $ 7,184    $ 1,596    $ 3,043    $  1,492    $ 11,257
                                                         -------    -------    -------    -------    --------    --------
Percentage rents                                            --           42          9       --          --            10
Expense reimbursements                                      --        1,202        267      1,265         620       1,289
Other property income                                       --            1       --           19           9          17
                                                         -------    -------    -------    -------    --------    --------
                                                            --        8,429      1,872      4,327       2,121      12,573
                                                         -------    -------    -------    -------    --------    --------
PROPERTY EXPENSES
Property operating                                          --        1,476        328        472         231       1,040
Real estate taxes                                           --          448        100        836         409       1,084
                                                            --        1,924        428      1,308         640       2,124
                                                         -------    -------    -------    -------    --------    --------
NET OPERATING INCOME - PROPERTIES                           --        6,505      1,444      3,019       1,481      10,449


OTHER INCOME (EXPENSE)
General and administrative                                  --         --         --         --          --          --
Property related home office expenses                       --         --         --         --          --          (124)
Equity in earnings of Fund I unconsolidated properties        81       --         --         --          --           170
Lease termination income                                    --         --         --         --          --          --
Interest income                                                1         31          7         35          17         237
Asset and property management income                        --         --         --         --          --          --
Promote Fee                                                 --         --         --         --          --          --
Asset and property management expense (2)                   --         (435)      --         --          --          (133)
Straight-line rent income                                   --          298         66          4           2      (1,663)
Straight-line rents written off                             --         --         --         --          --          --
FAS 141 Rent                                                --          347         77       --          --           (13)
Abandoned project costs                                     --         --         --         --          --          --
Hurricane related expenses                                  --         --         --         --          --          --
Provision for income taxes                                  --         --         --         --          --           (35)
Other income                                                --         --         --          354         173         173
                                                         -------    -------    -------    -------    --------    --------
EBIDTA                                                        82      6,746      1,594      3,412       1,673       9,061

Depreciation and amortization (3)                           --       (1,508)      (335)      (291)       (143)     (3,905)
FAS 141 Amortization                                        --         --         --         --          --           (83)
Interest expense (3)                                        --       (3,508)      (737)    (1,728)       (847)     (3,292)
Loan defeasance                                             --       (6,604)    (1,467)      --          --        (1,467)
FAS 141 Interest                                            --        3,138        697       --          --           727
Impairment of real estate                                   --         --         --         --          --          --
Gain on sale of properties                                  --         --         --         --          --          --
Gain on sale of properties - Mervyn's                        492       --         --         --          --         1,249
Income taxes on gain on property sale - Mervyn's            --         --         --         --          --          --
                                                         -------    -------    -------    -------    --------    --------
Income before minority interest                              574     (1,736)      (248)     1,393         683       2,290

Minority interest - OP                                       (12)      --         --         --           (14)        (50)
Minority interest                                           --         --         --         --          --          (175)
                                                         -------    -------    -------    -------    --------    --------
NET INCOME                                               $   562    $(1,736)   $  (248)   $ 1,393    $    669    $  2,065
                                                         =======    =======    =======    =======    ========    ========



(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recipient of such fees, the Company does not recognize a pro-rata share of these expenses

(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

              Statements of Operations - Joint Venture Activity (1)
                        Current Quarter and Year-to-Date
                                 (in thousands)

                                                                        CURRENT QUARTER

                                                                            3 MONTHS
                                                                         ENDED JUNE 30,
                                                                              2006
                                           --------------------------------------------------------------------------------------
                                                      AKR PRO-                          AKR PRO-            AKR PRO-
                                                        RATA       AKR                   RATA                 RATA
                                            FUND I      SHARE      PROMOTE   MERVYNS I   SHARE     FUND II    SHARE   MERVYNS II
                                            -------------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                               $ 3,963    $ 1,497    $ 2,466    $  --      $  --      $ 1,976    $ 395    $  --
                                            -------    -------    -------    -----      -----      -------    -----    -----
Percentage rents                               --         --         --         --         --            5        1       --
Expense reimbursements                           76         29         47       --         --          252       50       --
Other property income                            (3)        (1)        (2)      --         --            1     --         --
                                            -------    -------    -------    -----      -----      -------    -----    -----
                                              4,036      1,525      2,511       --         --        2,234      446       --
                                            -------    -------    -------    -----      -----      -------    -----    -----
PROPERTY EXPENSES
Property operating                              152         57         95       --         --          386       77       --
Real estate taxes                               115         43         72       --         --          407       81       --
                                                267        100        167       --         --          793      158       --
                                            -------    -------    -------    -----      -----      -------    -----    -----
NET OPERATING INCOME - PROPERTIES             3,769      1,425      2,344       --         --        1,441      288       --


OTHER INCOME (EXPENSE)
General and administrative                     --         --         --         --         --         --       --         --
Property related home office expenses           (50)       (19)       (31)        (1)      --          (64)     (13)        (1)
Equity in earnings of
    Fund I unconsolidated properties             71         27         29       (152)       (57)       (69)     (14)      (152)
Lease termination income                       --         --         --         --         --         --       --         --
Interest income                                 109         41         68          2          1         57       11          2
Asset and property management income           --         --         --         --         --         --       --         --
Promote Fee                                    --         --         --         --         --         --       --         --
Asset and property management expense (2)       105         40         65       --         --       (1,238)    --         --
Straight-line rent income                    (1,180)      (446)      (734)      --         --           60       12       --
Straight-line rents written off                --         --         --         --         --         --       --         --
FAS 141 Rent                                   --         --         --         --         --         (224)     (45)      --
Abandoned project costs                        --         --         --         --         --         --       --         --
Hurricane related expenses                     --         --         --         --         --         --       --         --
Provision for income taxes                       (4)        (2)        (2)        (2)        (1)      --       --           (2)
Other income                                   --         --         --         --         --         --       --         --
                                            -------    -------    -------    -----      -----      -------    -----    ------
EBIDTA                                        2,820      1,066      1,739       (153)       (57)       (37)     239       (153)

Depreciation and amortization (3)            (1,608)      (608)    (1,000)      --         --         (643)    (129)      --
FAS 141 Amortization                           --         --         --         --         --         (207)     (41)      --
Interest expense (3)                           (612)      (216)      (381)      --         --       (1,421)    (284)      --
Loan defeasance                                --         --         --         --         --         --       --         --
FAS 141 Interest                                 15          6          9       --         --         --       --         --
Impairment of real estate                      --         --         --         --         --         --       --         --
Gain on sale of properties                     --         --         --         --         --         --       --         --
Gain on sale of properties - Mervyn's          --         --         --        1,359        513       --       --        1,359
Income taxes on gain
    on property sale - Mervyn's                --         --         --         --         --         --       --         --
                                            -------    -------    -------    -----      -----      -------    -----    ------
Income before minority interest                 615        248        367      1,206        456     (2,308)    (215)     1,206

Minority interest - OP                         --           (5)        (7)      --           (9)      --          4       --
Minority interest                               (89)       (34)       (55)      --         --           35        7       --
                                            -------    -------    -------    -----      -----      -------    -----    ------
NET INCOME                                  $   526    $   209    $   305    $ 1,206    $   447    $(2,273)   $(204)   $ 1,206
                                            =======    =======    =======    =======    =======    =======    =====    =======



                                                                  CURRENT QUARTER

                                                                     3 MONTHS
                                                                   ENDED JUNE 30,
                                                                        2006
                                           ----------------------------------------------------------------

                                             AKR PRO-              AKR PRO-            AKR PRO-
                                             RATA                  RATA                 RATA
                                             SHARE  BRANDYWINE JV  SHARE    CROSSROADS  SHARE       TOTAL
                                           ----------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                $  --        3,615    $   803    $ 1,529    $   750    $ 5,911
                                             -------      -----    -------    -------    -------    -------
Percentage rents                                --         --         --         --         --            1
Expense reimbursements                          --          648        144        633        310        580
Other property income                           --            1       --            9          4          1
                                             -------      -----    -------    -------    -------    -------
                                                --        4,264        947      2,171      1,064      6,493
                                             -------      -----    -------    -------    -------    -------
PROPERTY EXPENSES
Property operating                              --          697        155        241        118        502
Real estate taxes                               --          224         50        423        207        453
                                             -------      -----    -------    -------    -------    -------
                                                --          921        205        664        325        955
                                             -------      -----    -------    -------    -------    -------
NET OPERATING INCOME - PROPERTIES               --        3,343        742      1,507        739      5,538


OTHER INCOME (EXPENSE)
General and administrative                      --         --         --         --         --
Property related home office expenses           --         --         --         --         --          (63)
Equity in earnings of
    Fund I unconsolidated properties             (31)      --         --         --         --          (46)
Lease termination income                        --         --         --         --         --         --
Interest income                                 --           26          6         15          7        134
Asset and property management income            --         --         --         --         --         --
Promote Fee                                     --         --         --         --         --         --
Asset and property management expense (2)       --         (225)      --         --         --          105
Straight-line rent income                       --          136         30         17          8     (1,130)
Straight-line rents written off                 --         --         --         --         --         --
FAS 141 Rent                                    --          165         37       --         --           (8)
Abandoned project costs                         --         --         --         --         --         --
Hurricane related expenses                      --         --         --         --         --         --
Provision for income taxes                      --         --         --         --         --           (5)
Other income                                    --         --         --          354        173        173
                                             -------      -----    -------    -------    -------    -------
EBIDTA                                           (31)     3,445        815      1,893        927      4,698

Depreciation and amortization (3)               --         (784)      (174)      (148)       (73)    (1,984)
FAS 141 Amortization                            --         --         --         --         --          (41)
Interest expense (3)                            --       (1,965)      (437)      (869)      (426)    (1,744)
Loan defeasance                                 --         --         --         --         --         --
FAS 141 Interest                                --         --         --         --         --           15
Impairment of real estate                       --         --         --         --         --         --
Gain on sale of properties                      --         --         --         --         --         --
Gain on sale of properties - Mervyn's            272       --         --         --         --          785
Income taxes on gain
    on property sale - Mervyn's                 --         --         --         --         --         --
                                             -------     ------    -------    -------    -------    -------
Income before minority interest                  241        696        204        876        428      1,729

Minority interest - OP                            (5)      --         --         --           (9)       (31)
Minority interest                               --         --         --         --         --          (82)
                                             ------     -------    -------    -------    -------    -------
NET INCOME                                   $   236    $   696    $   204    $   876    $   419    $ 1,616
                                             =======    =======    =======    =======    =======    =======



                          QUARTERLY SUPPLEMENTAL DISCLOSURE
                                    June 30, 2006


                Statements of Operations - Joint Venture Activity  (1)
--------------------------------------------------------------------------------------
                           Current Quarter and Year-to-Date
--------------------------------------------------------------------------------------
                                    (in thousands)
                                                                                      ----------------------------------

                                                                                               Previous Quarter

                                                                                                    3 months
                                                                                                 ended March 31,
                                                                                                    2006
                                                                                      ----------------------------------
                                                                                              AKR     AKR            AKR
                                                                                              Pro-                   Pro-
                                                                                      Fund I  rata  Promote Mervyns  rata
                                                                                              share            I     share
                                                                                      ------ ------ ------- -------- ------

PROPERTY REVENUES
Minimum rents                                                                         $3,345 $1,264 $2,081     $-    $-
Percentage rents                                                                           -      -      -      -     -
Expense reimbursements                                                                   191     72    119      -     -
Other property income                                                                      9      3      6      -     -
                                                                                     -------  ------ ------- ------- ------
                                                                                       3,545  1,339  2,206      -     -
                                                                                     -------  ------ ------- ------- ------

PROPERTY EXPENSES
Property operating                                                                       142     54     88      -     -
Real estate taxes                                                                        297    112    185      -     -
                                                                                     -------  ------ ------- ------- ------
                                                                                         439    166    273      -     -
                                                                                     -------  ------ ------- ------- ------

NET OPERATING INCOME - PROPERTIES                                                      3,106  1,173  1,933      -     -


OTHER INCOME (EXPENSE)
General and administrative                                                                 -      -             -     -
Property related home office expenses                                                    (52)   (20)   (32)     -     -
Equity in earnings of Fund I unconsolidated properties                                    19     (8)    12    559   124
Lease termination income                                                                   -      -      -      -     -
Interest income                                                                           88     33     55      6     1
Asset and property management income                                                       -      -      -      -     -
Promote Fee                                                                                -      -      -   (332)    -
Asset and property management expense( 2)                                               (238)   (90)  (148)     -     -
Straight-line rent income                                                               (564)  (213)  (351)     -     -
Straight-line rents written off                                                            -      -      -      -     -
FAS 141 Rent                                                                               -      -      -      -     -
Abandoned project costs                                                                    -      -      -      -     -
Hurricane related expenses                                                                 -      -      -      -     -
Provision for income taxes                                                               (30)   (11)   (19)     -     -
Other income                                                                               -      -      -      -     -
                                                                                     -------  ------ ------- ---- ------

EBIDTA                                                                                 2,329    864  1,450    233   125

Depreciation and amortization (3)                                                     (1,571)  (594)  (977)     -     -
FAS 141 Amortization                                                                       -      -      -      -     -
Interest expense (3)                                                                    (628)  (222)  (391)     -     -
Loan defeasance                                                                            -      -      -      -     -
FAS 141 Interest                                                                          15      6      9      -     -
Impairment of real estate                                                                  -      -      -      -     -
Gain on sale of properties                                                                 -      -      -      -     -
 Gain on sale of properties - Mervyn's                                                     -      -      -  1,099   244
Income taxes on gain on property sale - Mervyn's                                           -      -      -      -     -
                                                                                     -------  ------ ------- ---- ------

Income before minority interest                                                          145     54     91  1,332   369

Minority interest - OP                                                                     -     (1)    (2)     -    (6)
Minority interest                                                                        (94)   (36)   (58)     -     -
                                                                                     -------  ------ ------- ------- ---
NET INCOME                                                                               $51    $17    $31  $1,332  $363
                                                                                     =======  ====== ======= ======  ===


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006


             Statements of Operations - Joint Venture Activity (1)
             --------------------------------------------------
                        Current Quarter and Year-to-Date
               --------------------------------------------------






                                               ----------------------------------------------------------------------
                                                          AKR Pro-       AKR Pro-         AKR Pro-        AKR Pro- AKR Pro-
                                                 Fund II  rata   Mervyns  rata  Brandywine rata  Crossroads rata   rata
                                                          share     II    share    JV      share            share  Total
                                               ----------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                                      $2,317  $466     $-    $-     3,569   $793    $1,514   $742    $5,346
Percentage rents                                        -     -      -     -        42      9         -     -         9
Expense reimbursements                                424    85      -     -       554    123       632   310       709
Other property income                                   8     2      -     -         -      -        10     5        16
                                                  -------  ---- ------  ----   -------  -----      ----  ----      ----
                                                    2,749   553      -     -     4,165    925     2,156 1,057     6,080
                                                  -------  ---- ------  ----   -------  -----      ----  ----      ----

PROPERTY EXPENSES
Property operating                                    549   110      -     -       779    173       231   113       538
Real estate taxes                                     409    82      -     -       224     50       413   202       631
                                                  -------  ---- ------  ----   -------  -----      ----  ----      ----
                                                      958   192      -     -     1,003    223       644   315     1,169
                                                  -------  ---- ------  ----   -------  -----      ----  ----      ----

NET OPERATING INCOME - PROPERTIES                   1,791   361      -     -     3,162    702     1,512   742     4,911


OTHER INCOME (EXPENSE)
General and administrative                              -     -      -     -         -      -         -     -         -
Property related home office expenses                 (46)   (9)     -     -         -      -         -     -       (61)
Equity in earnings of Fund I unconsolidated
 properties                                          (122)  (24)   559   112         -      -         -     -       216
Lease termination income                                -     -      -     -         -      -         -     -         -
Interest income                                         8     2      7     1         5      1        20    10       103
Asset and property management income                    -     -      -     -         -      -         -     -         -
Promote Fee                                             -     -      -     -         -      -         -     -         -
Asset and property management expense(2)           (1,205)    -      -     -      (210)     -         -     -      (238)
Straight-line rent income                               4     1      -     -       162     36       (13)   (6)     (533)
Straight-line rents written off                         -     -      -     -         -      -         -     -         -
FAS 141 Rent                                         (224)  (45)     -     -       182     40         -     -        (5)
Abandoned project costs                                 -     -      -     -         -      -         -     -         -
Hurricane related expenses                              -     -      -     -         -      -         -     -         -
Provision for income taxes                              -     -      -     -         -      -         -     -       (30)
Other income                                            -     -      -     -         -      -         -     -         -
                                                  -------  ---- ------  ----   -------  -----      ----  ----      ----

EBIDTA                                                206   286    566   113     3,301    779     1,519   746     4,363

Depreciation and amortization (3)                    (595) (119)     -     -      (724)  (161)     (143)  (70)   (1,921)
FAS 141 Amortization                                 (208)  (42)     -     -         -      -         -     -       (42)
Interest expense (3)                               (1,072) (214)     -     -    (1,543)  (300)     (859) (421)   (1,548)
Loan defeasance                                         -     -      -     -    (6,604)(1,467)        -     -    (1,467)
FAS 141 Interest                                        -     -      -     -     3,138    697         -     -       712
Impairment of real estate                               -     -      -     -         -      -         -     -         -
Gain on sale of properties                              -     -      -     -         -      -         -     -         -
 Gain on sale of properties - Mervyn's                  -     -  1,099   220         -      -         -     -       464
Income taxes on gain on property sale - Mervyn's        -     -      -     -         -      -         -     -         -
                                                  -------  ---- ------  ----   -------  -----      ----  ----      ----

Income before minority interest                    (1,669)  (89) 1,665   333    (2,432)  (452)      517   255       561

Minority interest - OP                                  -     2      -    (7)        -      -         -    (5)      (19)
Minority interest                                       6     1      -     -         -      -         -     -       (93)
                                                  -------  ---- ------  ----   -------  -----      ----  ----      ----

NET INCOME                                        $(1,663) $(86)$1,665  $326   $(2,432) $(452)     $517  $250      $449
                                                  =======  ==== ======  ====   =======  =====      ====  ====      ====

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recipient of such fees, the Company does not recognize a pro-rata share of these expenses

(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006


                Statements of Operations - Activity by Source (1)
                             ----------------------
                                 (in thousands)


                      ----------------------------------------------------------------

                           Year-to-Date                      Current Quarter                     Previous Quarter

                                Period                          3 months                             3 months
                            ended June 30,                   ended June 30,                      ended March 31,
                                2006                              2006                                 2006
                      -------------------------------- -------------------------------- --------------------------------

                       Retail  Multi-  Corporate Total    Retail Multi- Corporate Total    Retail Multi- Corporate Total
                               Family                            Family                           Family
                      -------------------------------- -------------------------------- --------------------------------

PROPERTY REVENUES
Minimum rents         $35,205 $3,747       $- $38,952  $17,941 $1,842       $- $19,783  $17,264 $1,905       $- $19,169
Percentage rents          359      -        -     359      152      -        -     152      207      -        -     207
Expense reimbursements  9,006      -        -   9,006    4,290      -        -   4,290    4,716      -        -   4,716
Other property income     224    245        -     469      113    118        -     231      111    127        -     238
                      ------- ------       -- -------  ------- ------       --  -------  ------- ------      -- -------
                       44,794  3,992        -  48,786   22,496  1,960        -  24,456   22,298  2,032        -  24,330
                      ------- ------       -- -------  ------- ------       --  -------  ------- ------      -- -------

PROPERTY EXPENSES
Property operating      6,284  1,801        -   8,085    2,951    901        -   3,852    3,333    900        -   4,233
Real estate taxes       5,836    215        -   6,051    2,773    100        -   2,873    3,063    115        -   3,178
                      ------- ------       -- -------  ------- ------       --  -------  ------- ------      -- -------
                       12,120  2,016        -  14,136    5,724  1,001        -   6,725    6,396  1,015        -   7,411
                      ------- ------       -- -------  ------- ------       --  -------  ------- ------      -- -------

NET OPERATING INCOME -
 PROPERTIES            32,674  1,976        -  34,650   16,772    959        -  17,731   15,902  1,017        -  16,919


OTHER INCOME (EXPENSE)
General and
 administrative             -      -   (5,118) (5,118)       -      -   (2,425) (2,425)       -      -   (2,693) (2,693)
Property related home
 office expenses            -      -   (4,879) (4,879)       -      -   (2,301) (2,301)       -      -   (2,578) (2,578)
Equity in earnings of
 Fund I unconsolidated
 properties               578      -        -     578      363      -        -     363      215      -        -     215
Lease termination
 income                     -      -        -       -        -      -        -       -        -      -        -       -
Interest income             -      8    3,752   3,760        -      4    1,990   1,994        -      4    1,762   1,766
Asset and property
 management income          -      -    5,069   5,069        -      -    2,506   2,506        -      -    2,563   2,563
Promote Fee               258      -        -     258        -      -        -       -      258      -        -     258
Other property
 management fees         (532)   (71)       -    (603)    (259)   (31)       -    (290)    (273)   (40)       -    (313)
Straight-line rent
 income                (1,336)     -        -  (1,336)    (929)     -        -    (929)    (407)     -        -    (407)
Straight-line rents
 written off                -      -        -       -        -      -        -       -        -      -        -       -
FAS 141 Rent              (34)     -        -     (34)     (76)     -        -     (76)      42      -        -      42
Abandoned project
 costs                      -      -        -       -        -      -        -       -        -      -        -       -
Hurricane related
 expenses                   -      -        -       -        -      -        -       -        -      -        -       -
Provision for income
 taxes                   (810)     -        -    (810)    (361)     -        -    (361)    (449)     -        -    (449)
Other income              165      -        -     165      165      -        -     165        -      -        -       -
                      ------- ------       -- -------  ------- ------       --  -------  ------- ------      -- -------

EBIDTA                 30,963  1,913   (1,176) 31,700   15,675    932     (230) 16,377   15,288    981     (946) 15,323

Depreciation and
 amortization         (11,242)  (753)    (234)(12,229)  (5,659)  (377)    (117) (6,153)  (5,583)  (376)    (117) (6,076)
FAS 141 Amortization     (393)     -        -    (393)    (198)     -        -    (198)    (195)     -        -    (195)
Interest expense      (10,342)  (729)       - (11,071)  (5,406)  (375)       -  (5,781)  (4,936)  (354)       -  (5,290)
Loan defeasance          (326)     -        -    (326)       -      -        -       -     (326)     -        -    (326)
FAS 141 Interest          766      -        -     766       38      -        -      38      728      -        -     728
Impairment of real
 estate                     -      -        -       -        -      -        -       -        -      -        -       -
Gain on sale of
 properties                 -      -        -       -        -      -        -       -        -      -        -       -
 Gain on sale of
  properties -
  Mervyn's              1,249      -        -   1,249      785      -        -     785      464      -        -     464
Income taxes on gain
 on property sale -
 Mervyn's                   -      -        -       -        -      -        -       -        -      -        -       -
                      ------- ------       -- -------  ------- ------       --  -------  ------- ------      -- -------

Income before minority
 interest              10,675    431   (1,410)  9,696    5,235    180     (347)  5,068    5,440    251   (1,063)  4,628

Minority interest - OP   (217)    (9)      28    (198)    (107)    (4)       7    (104)    (110)    (5)      21     (94)
Minority interest        (297)     -        -    (297)    (116)     -        -    (116)    (181)     -        -    (181)
                      ------- ------       -- -------  ------- ------       --  -------  ------- ------      -- -------

NET INCOME            $10,161   $422  $(1,382) $9,201   $5,012   $176    $(340) $4,848   $5,149   $246  $(1,042) $4,353
                      =======   ====  =======  ======   ======   ====    =====  ======   ======   ====  =======  ======

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The
     Company currently invests in Funds I & II and Mervyns I & II which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006


              Statements of Operations - Current v. Historical (1)
      -------------------------------------------------------------------
                                 (in thousands)

                                                    --------------------------------- ---------------------------------

                                                           Current Quarter                      Historical Quarter

                                                                3 months                          3 months
                                                              ended June 30,                    ended June 30,
                                                                  2006                              2005
                                                    --------------------------------- ---------------------------------
                                                                   Discontinued                      Discontinued
                                                    Wholly   JV's  Operations Total   Wholly   JV's  Operations Total
                                                      Owned   (2)                       Owned   (2)
                                                    --------------------------------- ---------------------------------

PROPERTY REVENUES
Minimum rents                                       $12,720 $5,911    $1,152 $19,783  $11,966 $2,526    $1,213 $15,705
Percentage rents                                        122      1        29     152      107     10         5     122
Expense reimbursements                                3,152    580       558   4,290    2,623    523       576   3,722
Other property income                                   210      1        20     231      134     11         3     148
                                                    ------- ------    ------ -------  ------- ------    ------ -------
                                                     16,204  6,493     1,759  24,456   14,830  3,070     1,797  19,697
                                                    ------- ------    ------ -------  ------- ------    ------ -------

PROPERTY EXPENSES
Property operating                                    2,948    502       402   3,852    2,692    464       417   3,573
Real estate taxes                                     1,937    453       483   2,873    1,649    343       512   2,504
                                                    ------- ------    ------ -------  ------- ------    ------ -------
                                                      4,885    955       885   6,725    4,341    807       929   6,077
                                                    ------- ------    ------ -------  ------- ------    ------ -------

NET OPERATING INCOME - PROPERTIES                    11,319  5,538       874  17,731   10,489  2,263       868  13,620


OTHER INCOME (EXPENSE)
General and administrative                           (2,425)     -         -  (2,425)  (1,507)     -         -  (1,507)
Property related home office expenses                (2,238)   (63)        -  (2,301)  (2,190)   (27)        -  (2,217)
Equity in earnings of Fund I unconsolidated
 properties                                             409    (46)        -     363        -     (2)        -      (2)
Lease termination income                                  -      -         -       -        -      -         -       -
Interest income                                       1,860    134         -   1,994      941      7         -     948
Asset and property management income                  2,506      -         -   2,506    2,857      -         -   2,857
Promote Fee                                               -      -         -       -        -      -         -       -
Property management expense                            (395)   105         -    (290)     (55)     -         -     (55)
Straight-line rent income                               201 (1,130)        -    (929)     157   (250)        -     (93)
Straight-line rents written off                           -      -         -       -        -      -         -       -
FAS 141 Rent                                            (68)    (8)        -     (76)       -     25         -      25
Abandoned project costs                                   -      -         -       -        -    (86)        -     (86)
Hurricane related expenses                                -      -         -       -        -      -         -       -
Provision for income taxes                             (356)    (5)        -    (361)       -      -         -       -
Other income (expense)                                   (8)   173         -     165        1      -         -       1
                                                    ------- ------    ------ -------  ------- ------    ------ -------

EBIDTA                                               10,805  4,698       874  16,377   10,693  1,930       868  13,491

Depreciation and amortization                        (3,891)(1,984)     (278) (6,153)  (3,674)  (710)     (304) (4,688)
FAS 141 Amortization                                   (157)   (41)        -    (198)       -    (27)        -     (27)
Interest expense                                     (3,812)(1,744)     (225) (5,781)  (2,509)  (823)     (161) (3,493)
Loan defeasance                                           -      -         -       -        -      -         -       -
FAS 141 Interest                                         23     15         -      38        -     29         -      29
Impairment of real estate                                 -      -         -       -        -      -         -       -
Gain on sale of properties                                -      -         -       -        -      -         -       -
(Loss) gain on sale of properties                                                           -      -      (770)   (770)
Gain on sale of properties (Mervyns)                      -    785         -     785        -      -         -       -
Income taxes on gain on sale (Mervyn's)                   -      -         -       -        -      -         -       -
                                                    ------- ------    ------ -------  ------- ------    ------ -------

Income before minority interest                       2,968  1,729       371   5,068    4,510    399      (367)  4,542

Minority interest - OP                                  (66)   (31)       (7)   (104)     (91)    (8)        7     (92)
Minority interest                                       (34)   (82)        -    (116)     (93)   (12)        -    (105)
                                                    ------- ------    ------ -------  ------- ------    ------ -------

NET INCOME                                           $2,868 $1,616      $364  $4,848   $4,326   $379     $(360) $4,345
                                                     ====== ======      ====  ======   ======   ====     =====  ======


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006


              Statements of Operations - Current v. Historical (1)
          -----------------------------------------------------------
                                 (in thousands)

                                                    ---------------------------------- ---------------------------------

                                                           Current Year-to-Date                Historical Year-to-Date

                                                                 Period                             Period
                                                               ended June 30,                     ended June 30,
                                                                  2006                               2005
                                                    ---------------------------------- ---------------------------------
                                                                     Discontinued                       Discontinued
                                                    Wholly  JV's (2) Operations Total    Wholly   JV's  Operations Total
                                                     Owned                                Owned   (2)
                                                    ---------------------------------- ---------------------------------

PROPERTY REVENUES
Minimum rents                                       $25,459 $11,257    $2,236 $38,952  $23,517 $4,870    $2,463 $30,850
Percentage rents                                        307      10        42     359      264     20        32     316
Expense reimbursements                                6,616   1,289     1,101   9,006    5,957  1,057     1,292   8,306
Other property income                                   404      17        48     469      352     16         9     377
                                                    ------- -------    ------ -------  ------- ------    ------ -------
                                                     32,786  12,573     3,427  48,786   30,090  5,963     3,796  39,849
                                                    ------- -------    ------ -------  ------- ------    ------ -------

PROPERTY EXPENSES
Property operating                                    6,222   1,040       823   8,085    6,308    922     1,125   8,355
Real estate taxes                                     4,030   1,084       937   6,051    3,553    666     1,022   5,241
                                                    ------- -------    ------ -------  ------- ------    ------ -------
                                                     10,252   2,124     1,760  14,136    9,861  1,588     2,147  13,596
                                                    ------- -------    ------ -------  ------- ------    ------ -------

NET OPERATING INCOME - PROPERTIES                    22,534  10,449     1,667  34,650   20,229  4,375     1,649  26,253


OTHER INCOME (EXPENSE)
General and administrative                           (5,118)      -         -  (5,118)  (3,212)     -         -  (3,212)
Property related home office expenses                (4,755)   (124)        -  (4,879)  (3,563)   (35)        -  (3,598)
Equity in earnings of Fund I unconsolidated
 properties                                             409     170         -     579        -     17         -      17
Lease termination income                                  -       -         -       -        -      -         -       -
Interest income                                       3,523     237         -   3,760    1,418      8         -   1,426
Asset and property management income                  5,069       -         -   5,069    4,835      -         -   4,835
Promote Fee                                             258       -         -     258        -      -         -       -
Property management expense                            (470)   (133)        -    (603)    (111)     -         -    (111)
Straight-line rent income                               327  (1,663)        -  (1,336)     299   (356)        -     (57)
Straight-line rents written off                           -       -         -       -      (17)     -         -     (17)
FAS 141 Rent                                            (21)    (13)        -     (34)       -     42         -      42
Abandoned project costs                                   -       -         -       -        -    (86)        -     (86)
Hurricane related expenses                                -       -         -       -      479      -         -     479
Provision for income taxes                             (775)    (35)        -    (810)       -      -         -       -
Other income (expense)                                   (8)    173         -     165      105      -         -     105
                                                    ------- -------    ------ -------  ------- ------    ------ -------

EBIDTA                                               20,973   9,061     1,667  31,701   20,462  3,965     1,649  26,076

Depreciation and amortization                        (7,763) (3,905)     (561)(12,229)  (7,352)(1,403)     (650) (9,405)
FAS 141 Amortization                                   (311)    (83)        -    (394)       -    (75)        -     (75)
Interest expense                                     (7,350) (3,292)     (429)(11,071)  (4,725)(1,644)     (304) (6,673)
Loan defeasance                                       1,141  (1,467)        -    (326)       -      -         -       -
FAS 141 Interest                                         39     727         -     766        -      -         -       -
Impairment of real estate                                 -       -         -       -        -     58         -      58
Gain on sale of properties                                -       -         -       -        -      -         -       -
(Loss) gain on sale of properties                                                            -      -      (770)   (770)
Gain on sale of properties (Mervyns)                      -   1,249         -   1,249        -      -         -       -
Income taxes on gain on sale (Mervyn's)                   -       -         -       -        -      -         -       -
                                                    ------- -------    ------ -------  ------- ------    ------ -------

Income before minority interest                       6,729   2,290       677   9,696    8,385    901       (75)  9,211

Minority interest - OP                                 (135)    (50)      (13)   (198)    (152)   (17)        2    (167)
Minority interest                                      (122)   (175)        -    (297)    (237)   (17)        -    (254)
                                                    ------- -------    ------ -------  ------- ------    ------ -------

NET INCOME                                           $6,472  $2,065      $664  $9,201   $7,996   $867      $(73) $8,790
                                                     ======  ======      ====  ======   ======   ====      ====  ======

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The
     Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.



                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

           Net Operating Income (NOI) - Same Property Performance (1)
               --------------------------------------------------
                                 (in thousands)
                                                                      Growth in Same                                 Growth in Same
                                                                       Property NOI -                                 Property NOI -
                                                                       Continuing Operations                             Continuing
                                                                                                                         Operations
                                          Notes:   Current  Historical Favorable (unfavorable) Current    Historical    Favorable
                                                    Quarter   Quarter                          Year-to-   Year-to-Date (unfavorable)
                                                                                                 Date
                                         -------------------------------------------------------------------------------------------


                                                  3 months   3 months                          6 months     6 months
                                                     ended     ended                              ended       ended
     Reconciliation of total NOI to same           June 30,  June 30,                           June 30,    June 30,
     property NOI:                                     2006       2005                               2006         2005
                                                  ---------------------                        ------------------------

NOI - Wholly-owned properties                  (2)  $12,193    $11,357                            $24,201      $21,878
NOI - Consolidated and unconsolidated
      joint ventures                                  5,538      2,263                             10,449        4,375
Adjustment to reflect 2006 increase in
 Fund I ownership percentage                   (3)   (2,201)       669                             (4,124)       1,290
                                                     ------        ---                             ------        -----

                Total NOI                            15,530     14,289                             30,526       27,543

NOI - Properties Acquired                            (1,167)         -                             (2,324)           -
NOI - Property sold or held for sale                   (874)      (868)                            (1,667)      (1,649)
NOI - Redevelopment Properties                          (77)        52                                (42)          38
                                                     ------        ---                             ------        -----
                                                    $13,412    $13,473             -0.5%          $26,493      $25,932       2.2%
                                                    =======    =======              ===           =======      =======       ===


         Same property NOI by portfolio component and revenues/expenses:

                                                    Retail Properties                                Retail Properties

                                          Revenues  $16,720    $16,600              0.7%             $33,469      $33,380    0.3%
                                          Expenses    4,267      4,123             -3.5%               8,952        9,381    4.6%
                                                  --------------------------------------         --------------------------------
                                                     12,453     12,477             -0.2%              24,517       23,999    2.2%
                                                  --------------------------------------         --------------------------------

                                                      Residential                                Residential Properties (2
                                                      Properties (2                                     properties)
                                                       properties)

                                          Revenues    1,960      1,890              3.7%               3,992        3,766    6.0%
                                          Expenses    1,001        894            -12.0%               2,016        1,833    0.0%
                                                  --------------------------------------         --------------------------------
                                                        959        996             -3.7%               1,976        1,933    2.2%
                                                  --------------------------------------         --------------------------------

                                                    $13,412    $13,473             -0.5%             $26,493      $25,932    2.2%
                                                  ======================================         ================================

(1) The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

(2) The Company experienced a $248,000 and $312,000 decrease in NOI at its Bloomfield Hills, MI property for the quarter and six months ended June 30, 2006, respectively, as a result of re-tenanting activities. This represents a 2.0% and 1.3% adverse impact on same-store retail NOI, respectively, for these periods.


(3) As a result of the recapitalization of the Brandywine Portfolio which enabled the Fund I investors to receive all of their invested capital and preferred return, the Company is entitled to receive a 20% promote interest. Accordingly, Acadia's effective ownership interest is now 38% [20% + (80% x 22%)] as compared with 22% for 2005. 2005 NOI has been adjusted to this same ownership interest to provide a comparable NOI for the purposes of evaluating same-property performance. 2006 NOI from Fund I has been decreased from 100% down to 38% for comparability.

                QUARTERLY SUPPLEMENTAL DISCLOSURE
                          June 30, 2006

                 Funds from Operations ("FFO")(1)                                   2006                   2005
------------------------------------------------------------------      -------------------------- ---------------------
                                                                        Current  Current  Previous Historic     Historic
                                                                        Year-to- Quarter  Quarter  Year-to-Date Quarter
                                                                          Date
                                                                        Period   3 months 3 months  Period       3 months
                                                                          ended    ended    ended    ended        ended
                  Funds from operations ("FFO"):                  Notes June 30, June 30,   March   June 30,     June 30,
                                                                          2006     2006      31,      2005         2005
                                                                                            2006
------------------------------------------------------------------      -------- -------- -------- -------      -------

Net Income                                                               $9,201   $4,848   $4,353   $8,790       $4,345
Add back:
Depreciation of real estate and amortization of leasing costs:
  (net of minority interest share)
     Wholly owned and consolidated subsidiaries                          10,327    5,293    5,034    7,017        3,396
     Unconsolidated subsidiaries                                            850      438      412    1,228          598
Income attributable to Operating Partnership units                   (2)    198      104       94      187          109
Gain on sale of properties                                                 (831)    (459)    (372)       -            -
                                                                        -------- -------- -------- --------     --------
                                                       FFO - Basic       19,745   10,224    9,521   17,222        8,448
Distributions on Preferred OP Units                                         125       63       62      180           93
                                                                        -------- -------- -------- --------     --------
                                                     FFO - Diluted      $19,870  $10,287   $9,583  $17,402       $8,541
                                                                        ======== ======== ======== ========     ========

             Adjusted Funds from operations ("AFFO"):
------------------------------------------------------------------
Diluted FFO                                                             $19,870  $10,287   $9,583  $17,402       $8,541
Straight line rent, net                                                   1,336      929      407       21           57
Non real-estate depreciation                                                234      117      117      217          112
Amortization of finance costs                                               432      213      219      501          313
Amortization of cost of management contracts                                463      230      233      366          195
Tenant improvements                                                        (641)    (430)    (211)    (626)        (296)
Leasing commissions                                                        (405)    (295)    (110)    (360)        (206)
Capital expenditures                                                     (2,329)  (1,422)    (907)    (784)        (265)
                                                                        -------- -------- -------- --------     --------

                                                              AFFO      $18,960   $9,629   $9,331  $16,737       $8,451
                                                                        ======== ======== ======== ========     ========

             Funds Available for Distribution ("FAD")
------------------------------------------------------------------
AFFO                                                                    $18,960   $9,629   $9,331  $16,737       $8,451
Scheduled prinicpal repayments                                           (1,968)    (979)    (989)  (1,233)        (620)
                                                                        -------- -------- -------- --------     --------

                                                               FAD      $16,992   $8,650   $8,342  $15,504       $7,831
                                                                        ======== ======== ======== ========     ========

              Total weighted average shares and OP Units:
Basic                                                                    33,141   33,161   33,122   32,462       32,541
                                                                        ======== ======== ======== ========     ========
Diluted                                                                  33,778   33,799   33,757   33,244       33,310
                                                                        ======== ======== ======== ========     ========

                          FFO per share:
FFO per share - Basic                                                (3)  $0.60    $0.31    $0.29    $0.53        $0.26
                                                                        ======== ======== ======== ========     ========
FFO per share - Diluted                                              (3)  $0.59    $0.30    $0.28    $0.52        $0.26
                                                                        ======== ======== ======== ========     ========

 AFFO per share - Basic                                              (3)  $0.57    $0.29    $0.28    $0.51        $0.26
                                                                        ======== ======== ======== ========     ========
 AFFO per share - Diluted                                            (3)  $0.56    $0.28    $0.28    $0.50        $0.25
                                                                        ======== ======== ======== ========     ========

 FAD per share - Basic                                               (3)  $0.51    $0.26    $0.25    $0.47        $0.24
                                                                        ======== ======== ======== ========     ========
 FAD per share - Diluted                                             (3)  $0.50    $0.26    $0.25    $0.47        $0.24
                                                                        ======== ======== ======== ========     ========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2) Reflects OP Unitholders interest in OP net income.

(3) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

                              Capital Expenditures
                        ---------------------------------

                                                    -----------------   ------------------
                                                      Year-to-Date           Current           Previous          Previous
                                                                             Quarter            Quarter            Year
                                                                             3 months          3 months            Year
                                                                              ended              ended            ended
                                                      June 30, 2006       June 30, 2006       March 31,       December 31,
                                                                                                  2006             2005
                                                    -----------------   ------------------   -------------   ----------------


      Leasing Commissions:                                      $405                 $295            $110               $718
                                                    -----------------   ------------------   -------------   ----------------

      Tenant Improvements:                                       750                  430             320              2,068
                                                    -----------------   ------------------   -------------   ----------------

      Capital Expenditures:
      Retail                                                   1,718                1,190             528                577
      Residential                                                371                  232             139              1,018
                                                    -----------------   ------------------   -------------   ----------------
                                                               2,089                1,422             667              1,595
                                                    -----------------   ------------------   -------------   ----------------

      Redevelopments                                           6,437                4,939           1,498              1,803
                                                    -----------------   ------------------   -------------   ----------------

      Total                                                   $9,681               $7,086          $2,595             $6,184
                                                    =================   ==================   =============   ================

      Expenditures included in deferred
       leasing                                                     -                    -               -                718
      Accrued construction costs as of
       period-end                                                  -                    -               -                 21
                                                    -----------------   ------------------   -------------   ----------------

      Expenditures for real estate and
        improvements as reported on the
        Company's Statement of Cash
         Flows                                                $9,681               $7,086          $2,595             $5,445
                                                    =================   ==================   =============   ================

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006




                           Consolidated Balance Sheets
----------------------------------------------------------------------------------------------------
                                 (in thousands)
                                                                                         June 30,          December 31,
                                                                                          2006                2005
                                                                                      --------------      --------------
ASSETS

Real estate
  Land                                                                                     $135,720            $146,240
  Buildings and improvements                                                                501,998             584,962
  Construction in progress                                                                   12,058               4,016
                                                                                      --------------      --------------
                                                                                            649,776             735,218
Less: accumulated depreciation                                                             (139,578)           (135,891)
                                                                                      --------------      --------------
  Net real estate                                                                           510,198             599,327

Cash and cash equivalents                                                                    55,114              91,398
Cash in escrow                                                                                7,500               7,799
Restricted Cash                                                                                 549                 548
Investments in and advances to unconsolidated partnerships                                   37,658              10,320
Investment in management contracts                                                            2,745               3,178
Preferred equity investment                                                                       -              19,000
Rents receivable, net of $1,508 and $2,223 allowance, respectively                            6,670               8,223
Straight-line rents receivable, net of $910 allowance                                         1,399               5,282
Notes Receivable                                                                             57,801              15,733
Prepaid expenses                                                                              4,376               5,199
Deferred charges, net                                                                        25,556              24,288
Other assets                                                                                 18,539              15,786
Acquired lease intangibles                                                                    6,785               8,941
Assets of discontinued operations                                                            26,099              26,836
                                                                                      --------------      --------------

                                                                                           $760,989            $841,858
                                                                                      ==============      ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                                                     $361,889            $411,000
Accounts payable and accrued expenses                                                         8,902              19,018
Dividends and distributions payable                                                           6,161               6,088
Share of losses in excess of investment in unconsolidated partnerships                       23,131              10,315
Interest rate swap payable                                                                        -                 180
Other liabilities                                                                             9,244              14,195
Liabilities of discontinued operations                                                       13,963              14,221
                                                                                      --------------      --------------
  Total liabilities                                                                         423,290             475,017
                                                                                      --------------      --------------

Minority interest in Operating Partnership                                                    8,356               9,204
Minority interests in partially owned partnerships                                          107,766             137,061
                                                                                      --------------      --------------
  Total minority interests                                                                  116,122             146,265
                                                                                      --------------      --------------

Shareholders' equity:
Common shares                                                                                    31                  31
Additional paid-in capital                                                                  223,102             223,199
Accumulated other comprehensive income                                                        1,086                 (12)
Deficit                                                                                      (2,642)             (2,642)
                                                                                      --------------      --------------
  Total shareholders' equity                                                                221,577             220,576
                                                                                      --------------      --------------

                                                                                           $760,989            $841,858
                                                                                      ==============      ==============


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

                            Selected Operating Ratios
    -----------------------------------------------------------------------


                                                                           3 months ended June 30,  6 months ended June 30,
                                                                               2006        2005       2006       2005
                                                                            ----------   ---------  --------   --------
                            Coverage Ratios                              (1)
-----------------------------------------------------------------------

                        Interest Coverage Ratio
EBIDTA                                                                   (2)  $16,377     $13,491   $31,701    $26,076
Divided by Interest expense                                                     5,781       3,493    11,071      6,673
                                                                            ----------   ---------  --------   --------
                                                                                 2.83  x     3.86 x    2.86  x    3.91 x

                      Fixed Charge Coverage Ratio
EBIDTA                                                                        $16,377     $13,491   $31,701    $26,076
Divided by ( Interest expense                                                   5,781       3,493    11,071      6,673
                 + Preferred Dividends)                                (2,3)       63          93       125        180
                                                                            ----------   ---------  --------   --------
                                                                                 2.80  x     3.76 x    2.83  x    3.81 x

                      Debt Service Coverage Ratio
EBIDTA                                                                        $16,377     $13,491   $31,701    $26,076
Divided by ( Interest expense                                                   5,781       3,493    11,071      6,673
                 + Principal Amortization)                               (4)      979         620     1,968      1,233
                                                                            ----------   ---------  --------   --------
                                                                                 2.42  x     3.28 x    2.43  x    3.30 x

                             Payout Ratios
-----------------------------------------------------------------------

                           FFO Payout Ratio

Dividends (Shares) & Distributions (O.P. Units) paid                           $6,098      $5,584   $12,196    $11,139
FFO                                                                      (2)   10,287       8,541    19,870     17,402
                                                                            ----------   ---------  --------   --------
                                                                                   59%         65%       61%        64%

                           AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid                           $6,098      $5,584   $12,196    $11,139
AFFO                                                                     (2)    9,629       8,451    18,960     16,737
                                                                            ----------   ---------  --------   --------
                                                                                   63%         66%       64%        67%
                           FAD Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid                           $6,098      $5,584   $12,196    $11,139
FAD                                                                      (2)    8,650       7,831    16,992     15,504
                                                                            ----------   ---------  --------   --------
                                                                                   70%         71%       72%        72%

                            Overhead Ratios
-----------------------------------------------------------------------

                       G&A/Real Estate Revenues
General and Administrative expense                                             $2,425      $1,507    $5,118     $3,212
Real Estate Revenues (Includes pro-rata JV)                                    24,456      19,697    48,786     39,849
                                                                            ----------   ---------  --------   --------
                                                                                   10%          8%       10%         8%

General and Administrative expense                                             $2,425      $1,507    $5,118     $3,212
Real Estate Revenues (Includes 100% JV)                                        30,668      27,909    61,533     55,691
                                                                            ----------   ---------  --------   --------
                                                                                    8%          5%        8%         6%

                            Leverage Ratios
-----------------------------------------------------------------------
Debt/Total Market Capitalization
Debt                                                                     (4) $343,857    $262,547
Total Market Capitalization                                                 1,114,636     866,550
                                                                            ----------   ---------
                                                                                   31%         30%


Debt + Preferred Equity (Preferred O.P. Units)                               $348,045    $268,127
Total Market Capitalization                                                 1,114,636     866,550
                                                                            ----------   ---------
                                                                                   31%         31%
                                                                            -----------

Notes:
(1) Quarterly results for 2006 and 2005 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

(2) 2005 activity includes the $479 reversal of a 2004 accrual for flood related damage at the Mark Plaza following settlement with the insurance carrier during the first quarter of (2005.) Excluding the effects of this transacations, the impact on the year-to-date 2005 ratios would be as follows:

                                                             EBIDTA                              FFO             AFFO
As reported                                                $ 26,076                          $ 17,402         $ 16,737
Adjustment                                                     (479)                             (479)            (479)
                                                               -----                             -----           -----
Adjusted                                                     25,597                            16,923           16,258
                                                            =======                            =======          ======
Ratios                                                        3.75x                               66%              69%
                                                              =====                            =======
                                                   (Fixed-charge)                                          (Payouts)

(3)  Represents preferred distributions on Preferred Operating partnership
     Units.

(4) Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt and principal amortization.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

 Portfolio Debt - Consolidated Summary
 Reconciliation from GAAP Debt to Pro-Rata Share of Debt
              (amounts in thousands)
                                                     Acadia                  Add:         Less:      Acadia
                                                                         ------------- -----------
                                                   Consolidated            Pro-rata     Minority    Pro-rata
                                                      Debt                 Share of     Interest    Share of
                                                                                         Share of
                                                     Balance      % of  Unconsolidated Consolidated Outstanding   % of
                                                                  Total                                          Total
                                                   As Reported  Portfolio  Debt (3)     Debt (4)    Debt (5)   Portfolio
                                                        (2)
                                                   ----------------------------------- ----------- ---------- ----------
 Mortgage Notes Payable
 Fixed-Rate Debt (1)                                 $303,688        84%       68,293     (40,446)  $331,535         96%
 Variable-Rate Debt (1)                                55,938        16%        2,552     (46,168)    12,322          4%
                                                   ----------- --------- ------------- ----------- ---------- ----------

 Total                                               $359,626       100%      $70,845     (86,614)  $343,857        100%
                                                   ----------- --------- ------------- ----------- ---------- ----------

 Weighted Average Interest Rate
 Fixed-Rate Debt                                         5.87%                                          5.80%
 Variable-Rate Debt                                      6.81%                                          6.82%
                                                   -----------                                     ----------

 Total                                                   6.02%                                          5.83%
                                                   -----------                                     ----------

 Notes
 -------------------------------------------------

(1) Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.

(2) Represents the unaudited Mortgage Notes Payable balance on a GAAP basis as reported in the Company's Form 10-Q.

(3) Represents the Company's pro-rata share of unconsolidated partnership debt based on it's percent ownership.

(4) Represents the Minority Interest owner's pro-rata share of consolidated partnership debt based on their percent ownership.

(5) Represents the Company's theoretical pro-rata share of debt after adjustments discussed in Notes 3 and (4.)

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

                        Debt Analysis - Consolidated Debt
                             (amounts in thousands)
                                                                       Principal Acadia's              Variable
                                     Ownership               % of Pro- Balance   Pro-rata      Interest Rate as  Maturity
                                                                rata      at                            of
      Entity         Percent   Lender                        Share of June 30,   Share          Rate  June 30,    Date
                                                              Porfolio   2006                          2006
------------------------------------------------------------------------------------------------------------------------



      Acadia             100.0% SunAmerica Life Insurance Co.           $12,799  $12,799         6.46%          7/1/2007
      Acadia             100.0% Bank of America, N.A.                    10,523   10,523         7.55%          1/1/2011
      Acadia             100.0% Bank of America, N.A.                     5,261    5,261         7.55%          1/1/2011
      Acadia              75.0% RBS Greenwich Capital                    15,784   11,838         5.19%          6/1/2013
      Acadia             100.0% RBS Greenwich Capital                    15,000   15,000         5.64%          9/6/2014
      Acadia             100.0% RBS Greenwich Capital                    17,600   17,600         4.98%          9/6/2015
      Acadia             100.0% RBS Greenwich Capital                    12,500   12,500         5.12%         11/6/2015
      Acadia             100.0% Bear Stearns Commercial Mortgage, Inc.   34,600   34,600         5.53%          1/1/2016
      Acadia             100.0% Bear Stearns Commercial Mortgage, Inc.   20,500   20,500         5.44%          3/1/2016
      Acadia             100.0% Lasalle Bank National Association         3,806    3,806         8.50%         4/11/2028
      Acadia              60.0% GMAC Commercial Mortgage Corporation      8,621    5,173         6.40%         11/1/2032
      Acadia             100.0% Column Financial, Inc.                   10,075   10,075         5.45%         6/11/2013
      Fund II             19.2% Bank of China                            19,000    3,648         5.26%          9/1/2007
       Fund I             28.3% Cortlandt Deposit Corporation             7,425    2,104         6.62%          2/1/2009
       Fund I             28.3% Cortlandt Deposit Corporation             7,339    2,080         6.51%         1/15/2009
       Fund I                   The Ohio National Life Insurance
                          37.8% Company                                   4,598    1,737         8.20%          6/1/2022
       Fund I             37.8% Canada Life Insurance Company             6,845    2,586         8.00%          1/1/2023

      Acadia                    Bank of America, N.A.                    91,412   91,412         5.77%          Various
                                                                      ------------------     --------

                                                                   96% 303,688  263,242         5.82%
                                                                      ------------------     --------

                                                                                         Current
                                                                                          LIBOR         5.35%


      Acadia                   Bank of America, N.A.                                    Libor
                         100.0%                                                          +       130    6.65%  6/1/2010
      Acadia                   Bank of America, N.A.                                    Libor
                         100.0%                                                          +       130    6.65%  6/1/2010
      Acadia                   Bank of America, N.A.                                    Libor
                         100.0%                                         22,000   22,000  +       130    6.65%  6/1/2010
      Acadia                   Bank of America, N.A.                                    Libor
                         100.0%                                                          +       130    6.65%  6/1/2010
      Acadia                   Bank of America, N.A.                                    Libor
                         100.0%                                                          +       130    6.65%  6/1/2010
      Acadia                   Washington Mutual Bank, F.A.                             Libor
                         100.0%                                         23,356   23,356  +       150    6.85%  4/1/2011
      Acadia                   Bank of America, N.A.                                    Libor
                         100.0%                                                          +       140    6.75% 6/29/2012
      Acadia                   Bank of America, N.A.                                    Libor
                         100.0%                                                          +       140    6.75% 6/29/2012
      Acadia                   Bank of America, N.A.                                    Libor
                         100.0%                                         33,585   33,585  +       140    6.75% 6/29/2012
      Acadia                   Bank of America, N.A.                                    Libor
                         100.0%                                                          +       140    6.75% 6/29/2012
      Acadia                   Bank of America, N.A.                                    Libor
                         100.0%                                         10,004   10,004  +       140    6.75% 6/29/2012
      Fund II                  RBS Greenwich Capital                                    Libor
                          19.2%                                         30,000    5,760  +       140    6.75%  4/1/2008
      Fund II                  Bank of America, N.A.                                    Libor
                          19.2%                                          4,900      941  +       125    6.60%12/31/2008
       Fund I                  Bank One, N.A.                                           Libor
                          37.8%                                          5,505    2,080  +       200    7.35% 10/5/2007
      Fund II                  Bank of China                                            Libor
                          19.2%                                         18,000    3,456  +       175    7.10% 11/1/2007
      Fund II                  Bank of America, N.A. / Bank of New                      Libor
                          20.0% York                                         -        -  +        75    6.10%  3/1/2008

      Acadia                   Bank of America, N.A.                   (91,412) (91,412)
                                                                      ------------------

                                                                                        Libor
                                                                    4%  55,938    9,770  +       142    6.77%
                                                                      ------------------             --------

                                                                  100%$359,626 $273,012                 5.86%
                                                            ============================             ========

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006
         Debt Analysis - Unconsolidated Joint Ventures and Discontinued
                                   Operations






                                                                        Principal Acadia's              Variable
                                                    Ownership % of Pro- Balance   Pro-rata      Interest Rate as Maturity
                                                                 rata      at                            of
Fixed-Rate Debt                  Entity     PercentLender     Share of June 30,  Share           Rate  June 30,  Date
                                                               Porfolio   2006                           2006
--------------------------  ------------------------------------------------------------      --------------------------

Acadia Brandywine SubsidiaryBrandywine JV           UBS Warburg Real
                                                    Estate Investments,
                                              22.2% Inc.                $61,375 $13,639          5.99%         7/1/2016
Acadia Brandywine Town      Brandywine JV          Bear Stearns
 Center                                             Commercial
                                              22.2% Mortgage, Inc.       31,550   7,011          5.99%         7/1/2016
 Acadia Market Square       Brandywine JV          Bear Stearns
  Shopping Center                                   Commercial
                                              22.2% Mortgage, Inc.       24,375   5,417          5.99%         7/1/2016
Acadia Brandywine           Brandywine JV          Bear Stearns
 Condominium                                        Commercial
                                              22.2% Mortgage, Inc.       22,650   5,033          5.99%         7/1/2016
Acadia Brandywine Holdings  Brandywine JV          Bear Stearns
                                                    Commercial
                                              22.2% Mortgage, Inc.       26,250   5,833          5.99%         7/1/2016
Crossroads Shopping Center  Crossroads JV          JPMorgan
                                                    Chase
                                              49.0% Bank                 64,000  31,360          5.37%        12/1/2014
                                                                       -----------------

Sub-Total Fixed-Rate Debt                                           96% 230,200  68,293          5.71%
                                                                       -----------------      --------


Variable-Rate Debt                                                                       Current LIBOR   5.35%
--------------------------

Haygood Shopping Center           Fund I           JP Morgan                            Libor
                                                    Chase                                +
                                                    Bank,
                          8                   18.9% N.A.                  8,040   1,519           150    6.85%8/23/2010
Sterling Heights Shopping         Fund I           JP Morgan                            Libor
 Center                                             Chase                                +
                                                    Bank,
                          8                   18.9% N.A.                  5,471   1,033           185    7.20%8/23/2010


Sub-Total Variable-Rate                                                                  Libor
 Debt                                                                4%  13,511   2,552   +       164    6.99%
                                                             ---------------------------              --------

Total Unconsolidated Debt                                          100%$243,711 $70,845                  5.75%
                                                             ===========================              ========



------------------------------------------------------------------------------------------------------------------------

Discontinued Operations
Properties held for sale:
--------------------------
Soundview Marketplace            Acadia            Bank of                              Libor
                                                    America,                             +
                          9                  100.0% N.A.                 $8,276  $8,276           140    6.75%12/1/2008
Bradford Towne Centre            Acadia            Washington                           Libor
                                                    Mutual                               +
                                                    Bank,
                          9                  100.0% F.A.                  5,390   5,390           150    6.85% 4/1/2011
                                                                       -----------------
Total Discontinued
 Operations                                                             $13,666 $13,666
                                                                       =================

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006
                            Debt Analysis - Footnotes




Notes:
------------------------------------------------------------------

(1)  Fund II is a 96% joint venture partner on this investment. As such, Fund
     II's pro-rata share of the above debt is 96% x 20%, or 19.2%.

(2) AmCap, Fund I's joint venture partner on this investment, is allocated 25% of the debt and equity. As such Fund I's pro-rata share of the above debt is 75% x 37.78%, or 28.3%.

(3) The Company has hedged it's variable-rate debt with variable to fixed-rate swap agreements as follows:

                                                                   Notional  All-in RateSpreadSwap  Forward   Maturity
                                                                    principal                  rate  Start       Date
                                                                                                      Date
                                                                   ------------------------------------------ ----------

                                                                     20,000        5.94% 1.41%4.53%      n/a  10/1/2006
                                                                     15,023        5.72% 1.41%4.32%      n/a   1/1/2007
                                                                     11,621        5.51% 1.41%4.11%      n/a   1/1/2007
                                                                      8,657        5.88% 1.41%4.47%      n/a   6/1/2007
                                                                     36,111        5.76% 1.41%4.35%      n/a   1/1/2011
                                                                   --------- ----------------------
                                                                    $91,412        5.77% 1.41%4.36%
                                                                   ========= ======================


The Company has hedged future variable-rate debt with forward-starting variable to fixed-rate swap agreements as follows:

                                                                     $4,640        6.12% 1.41%4.71%10/2/2006   1/1/2010
                                                                     11,410        6.30% 1.41%4.90%10/2/2006  10/1/2011
                                                                      8,434        6.55% 1.41%5.14% 6/1/2007   3/1/2012
                                                                   --------- ----------------------
                                                                    $24,484        6.35% 1.41%4.94%
                                                                   ========= ======================
(4)  This is a revolving facility for up to $65,000.

(5)  There is an additional $815 available under this facility.

(6) There is an additional $300 available under this facility through 12/08, with an additional $1,800 available thereafter based on certain income hurdles.

(7) This is a revolving facility for up to $70,000.

(8) Fund I is a 50% joint venture partner on this investment. As such, Fund I's pro-rata share of the above debt is 50% x 37.78%, or 18.9%. 9 Soundview
     Marketplace and Bradford Towne Centre are currently under contract for sale and, accordingly, are classified as discontinued operations. For GAAP purposes, discontinued operations debt is included as Liabilities of Discontinued Operations. For purposes of the Supplement, discontinued operations is not included in the Consolidated Debt balance.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

                             Future Debt Maturities
---------------------------------------------------------------------------------
                                 (in thousands)                                                        Weighted Average
                                                                                                        Interest Rate of
                                                                                                        Maturing Debt
                                                                                                      --------------------



                          Consolidated Debt
                                                                      Scheduled
                                Year                                 Amortization Maturities  Total  Total Fixed- Variable-
                                                                                                     Debt  Rate    Rate
                                                                                                           Debt    Debt
------------------------------------------------------------------------------------------------------------------------

                                2006                                      $1,339        $-   $1,339  n/a   n/a      n/a
                                2007                                       7,329    54,861   62,190 6.34% 5.73%    7.16%
                                2008                                       7,168    34,900   42,068 6.73%  n/a     6.73%
                                2009                                       7,446         -    7,446  n/a   n/a      n/a
                                2010                                       5,561    36,742   42,303 7.01% 7.55%    6.65%
                             Thereafter                                   38,161   166,119  204,280 5.87% 5.38%    6.79%
                                                                     -------------------------------
                                                                         $67,004  $292,622 $359,626
                                                                     ===============================


                       Unconsolidated Debt (1)



                                2006                                           -         -        -  n/a   n/a      n/a
                                2007                                         409         -      409  n/a   n/a      n/a
                                2008                                         433         -      433  n/a   n/a      n/a
                                2009                                         470         -      470  n/a   n/a      n/a
                                2010                                         487     2,525    3,012 6.99%  n/a     6.99%
                             Thereafter                                    2,203    64,318   66,521 5.84% 5.84%     n/a
                                                                     -------------------------------
                                                                          $4,002   $66,843  $70,845
                                                                     ===============================



------------------------------------------------------------------------------------------------------------------------

Capitalized interest related to the Company's development projects is as follows:
                             (in thousands)
                          1st Quarter 2006                                   $11
                          2nd Quarter 2006                                    25
                          3rd Quarter 2006                                     -
                          4th Quarter 2006                                     -
                                                                     ------------

                            Year-to-Date                                     $36
                                                                     ============



(1) The above amounts represent the Company's pro-rata share of unconsolidated joint venture mortgage debt.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006


                             Unencumbered Properties
    ------------------------------------------------------------------------



                                 Center                                                Location                   GLA
------------------------------------------------------------------------------------------------------------------------

Blackman Plaza                                                          Wilkes-Barre, PA                        121,341

Greenridge Shopping Center                                              Scranton, PA                            191,755

Luzerne Street Shopping Center                                          Scranton, PA                             58,035

Mad River Station                                                       Dayton, OH                              155,832

Mark Plaza                                                              Edwardsville, PA                        216,047

Pittston Plaza                                                          Pittston, PA                             79,473

Plaza 422                                                               Lebanon, PA                             155,026

Route 6 Plaza                                                           Honesdale, PA                           175,505
                                                                                                              ----------

Total GLA of Unencumbered Properties                                                                          1,153,014
                                                                                                              ==========

Total net operating income for the year ended December 31, 2005
  associated with unencumbered properties                                                                        $5,359
                                                                                                              ==========

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

          Acadia Strategic Opportunity Fund, LLC ("Fund I") - Overview
            --------------------------------------------------------



Item               Notes Description
--------------------------------------------------------

Date formed              September 2001

Capital commitment       $90 million

Funding                  All invested capital has been returned with the proceeds from the
                         Brandywine recapitalization as discussed below.
                         Acadia and its investors still own approximately 2 million square feet of properties in Fund I.
Partnership
 structure

            Equity       22.22% - Acadia
      Contribution:
                         77.78% - Four institutional investors (current significant shareholders in Acadia as well)

  Cash flow distribution:22.22% - Acadia
                         77.78% - Four institutional investors

           Promote:      20% to Acadia once all partners (including Acadia) have received 9%
                         preferred return and return of equity

                         Remaining 80% is distributed to all the partners (including Acadia).

                         In January 4, 2006, the Brandywine portfolio was recapitalized through the conversion of the
                         77.8% interest previously held by the institutional investors in Fund I to GDC Properties. Acadia has retained its
                         existing 22.2% interest. Due to this transaction, Fund I investors received a return of all of their invested capital and
                         preferred return, thus triggering Acadia's additional 20% interest
                         (promote) in all future Fund I distributions.

Fees to Acadia           Asset management fee equal to 1.5% of implied capital ($46.3 million which excludes Acadia's equity)

                         Property management fee equal to 4% of gross property revenues

                         Market rate leasing fees

                         Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

        Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
             -----------------------------------------------------



Item              Notes Description
-----------------------------------------------------

Date formed            June 15, 2004

Capital commitment     $300 million

Funding                $93.0   funded through June 30, 2006
                        million

Partnership
 structure

           Equity      20% - Acadia
     Contribution:
                       80% - Six institutional investors (Three are current
                                  shareholders in Acadia as well)

        Cash flow      20% - Acadia
     distribution:
                       80% - Six institutional
                       investors

          Promote:     20% to Acadia once all partners (including Acadia) have received 8%
                       preferred return and return of equity

                       Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia         Asset management fee equal to 1.5% of total committed capital (For the first 12 months, calculated on $200 million,
                       thereafter on $240 million which excludes Acadia's $60 million)


                       Property management fee equal to 4% of gross property revenues

                       Market rate leasing
                       fees

                       Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

             Retailer Controlled Property ("RCP") Venture -Overview
              ----------------------------------------------------

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR,
 Funds I and II are anticipated to invest a total of $60 million equity. ***



Item              Notes Description
----------------------------------------------------

Date formed             January 2004

Targeted investments    The Venture has been formed to invest in surplus or distressed properties owned or controlled by retailers

Current                 Mervyns Department Stores - All capital has been returned
 Investments
                        Albertson's - $21.2 million
Partnership structure

           Equity       Up to $300 million of total equity
     Contribution:

                        Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

                        80% - Klaff Realty LP and Lubert-Adler

 Cash flow distribution:20% - AKR Funds
                        80% - Four institutional investors

          Promote:      20% to Klaff once all partners (including Klaff) have received 10%
                         preferred return and return of equity
                          (50% of first $40 million of AKR Fund equity is not subject to this promote)

                        Remaining 80% is distributed to all the partners (including Klaff).

Fees to Acadia          Property management fees

                        Market rate leasing fees and construction/project management

                        Disposition fees

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

                         AKR Fund I Properties - Detail
                                ---------------


               ------------------------------------------------------------------------------------------------------------------
               Fund I's                                                                                     Annualized Base Rent
               Ownership    Gross Leasable Area       Occupancy                 Annualized Base Rent        per Occupied Square
                                                                                                                     Foot
                        ---------------------------------------------------------------------------------------------------------
                       % Anchors   Shops    Total   Anchors Shops  Total   Anchors      Shops      Total    Anchors Shops  Total
               ------------------------------------------------------------------------------------------------------------------



    Midwest
---------------

Ohio
---------------

Amherst
 Marketplace        100%   76,737   3,208    79,945 100.00%100.00%100.00%   $795,711    $34,404    $830,115 $10.37 $10.72 $10.38
Granville
 Centre             100%   90,047  44,950   134,997  38.81% 54.27% 43.96%    402,085    236,319     638,404  11.51   9.69  10.76
Sheffield
 Crossing           100%   69,659  42,875   112,534 100.00% 85.17% 94.35%    761,279    357,363   1,118,642  10.93   9.79  10.54
                        ---------------------------------------------------------------------------------------------------------
Total - Midwest
     Region               236,443  91,033   327,476  76.70% 70.43% 74.96%  1,959,075    628,086   2,587,161  10.80   9.80  10.54
                        ---------------------------------------------------------------------------------------------------------

 Mid-Atlantic
---------------

    Various
---------------
 Kroger/Safeway
  Portfolio (25
  Properties)        75%1,018,100       - 1,018,100 100.00%     - 100.00%  8,013,583          -   8,013,583   7.87      -   7.87
                        ---------------------------------------------------------------------------------------------------------


Subtotal - Fund
  I Operating
   Properties           1,254,543  91,033 1,345,576  95.61% 70.43% 93.90%  9,972,658    628,086  10,600,744   8.31   9.80   8.39
                        ---------------------------------------------------------------------------------------------------------

    Fund I
 Redevelopment
   Properties
---------------

Sterling
 Heights
 Shopping
 Center
 (Michigan)          50%   90,400  64,438   154,838  77.88% 22.70% 54.92%    281,600    145,234     426,834   4.00   9.93   5.02
Tarrytown
 Shopping
 Center (New
 York)               50%   15,497  19,794    35,291 100.00% 73.44% 85.10%    475,000    428,128     903,128  30.65  29.45  30.07
 Hitchcock
  Plaza (South
  Carolina)          20%  135,775  98,111   233,886   0.00% 55.50% 23.28%          -    374,490     374,490      -   6.88   6.88
Pine Log Plaza
 (South
 Carolina)           20%   23,184  11,880    35,064   0.00%  0.00%  0.00%          -          -           -      -      -      -
Haygood
 Shopping
 Center
 (Virginia)          50%   94,303  71,148   165,451  11.96% 90.12% 45.57%     28,500    910,090     938,590   2.53  14.19  12.45
                        ---------------------------------------------------------------------------------------------------------
Subtotal - Fund
       I
 Redevelopment
   Properties             359,159 265,371   624,530  27.06% 55.67% 39.22%    785,100  1,857,942   2,643,042   8.08  12.58  10.79
               ------------------------------------------------------------------------------------------------------------------

                        ---------------------------------------------------------------------------------------------------------
 Fund I Grand
      Total             1,613,702 356,404 1,970,106  80.35% 59.44% 76.57%$10,757,758 $2,486,028 $13,243,786  $8.30 $11.73  $8.78
                        ---------------------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.


                            QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 June 30, 2006

                                      FUND I
              Top 5 Tenants - Ranked by Annualized Base Rent
------------------------------------------------------------------------
                                                                                                     Percentage of Total
                                                                                                       Represented by
                                                                                                            Tenant
                                                                                                     -------------------
                                                                        Number of
                                                                        Stores in  Total  Annualized   Total  Annualized
                                                                                              Base               Base
Ranking                             Tenant                                 JV       GLA    Rent (1)  Portfolio Rent (2)
                                                                         Portfolio                     GLA(2)
------------------------------------------------------------------------------------------------------------------------

     1 Kroger (3)                                                              13 413,100 $3,009,641     31.2%     30.7%
     2 Safeway (4)                                                             13 350,475  3,000,547     26.5%     30.6%
     3 Giant Eagle                                                              4 135,896  1,416,289     10.3%     14.4%
     4 Walgreens                                                                1   7,749    237,500      0.6%      2.4%
     5 Burlington Coat Factory                                                  1  35,200    140,800      2.7%      1.4%
                                                                        ------------------------------------------------

                                     Total                                     32 942,420 $7,804,776     71.3%     79.6%
                                                                        ================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) Square footage and base rents for the Kroger/Safeway portfolio and other properties for which Fund I owns less than 100% are pro-rated to reflect the Funds partial ownership.

(3) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009.

(4) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009.


            QUARTERLY SUPPLEMENTAL DISCLOSURE
                      June 30, 2006

    Fund I - Valuation *** As of December 31, 2005 ***
----------------------------------------------------------
                                                                                   Portfolio:
                                                                    Total                                  Redevelopment
                                                                     (excluding       Ohio   Kroger/Safeway Properties
                                                                     Brandywine)
                                                                  ------------------------------------------------------


Net Operating Income ("NOI") for the quarter ended        Note 1
 December 31, 2005                                                  $1,388              $500          $821          $67

NOI related to investements in unconsolidated partnershipsNote 2       748                                          748

Adjustment for minority interests                                     (586)                -          (205)        (381)
                                                                  ---------        -------------------------------------

                                                                     1,550               500           616          434

Annualized NOI                                            Line 5
                                                           x 4       6,200             2,000         2,464        1,736

Debt as of December 31, 2005                              Note 3    38,166            17,182        14,764        6,220

                                                                      6.00%   6.50%     7.00%         7.50%        8.00%
                                                                  ------------------------------------------------------

Gross asset value                                         Line 6 x
                                                           cap
                                                           rate   $103,333 $95,385   $88,571       $82,667      $77,500

Debt                                                      Line 7   (38,166)(38,166)  (38,166)      (38,166)     (38,166)

Remaining Equity and Accumulated Preferred Distribution in Fund I
 (5)                                                                     -       -         -             -            -
                                                                  ------------------------------------------------------

                                                                    65,167  57,219    50,405        44,501       39,334

Additional Mervyn's return (Original capital already returned)      12,500  12,500    12,500        12,500       12,500
                                                                  ------------------------------------------------------

Total Value Subject to Promote                                      77,667  69,719    62,905        57,001       51,834
                                                                  ------------------------------------------------------

General Partner (Acadia) Promote on Fund I assets         x 20%     15,533  13,944    12,581        11,400       10,367
                                                                  ------------------------------------------------------

Remaining value to be allocated pro-rata to Fund I investors
 (including Acadia)                                                 62,134  55,775    50,324        45,601       41,467
                                                                  ------------------------------------------------------

Acadia's share                                            x
                                                           22.22%   13,806  12,393    11,182        10,132        9,214
                                                                  ------------------------------------------------------

Value of Acadia's interest in remaining Fund I assets     Line 14
                                                           + 16     29,340  26,337    23,763        21,533       19,581

Additional promote earned from Brandywine recapitalizationNote 4     7,500   7,500     7,500         7,500        7,500

Acadia's interest in recapitalized Brandywine entity      Note 5
 (22.22%)                                                           31,000  31,000    31,000        31,000       31,000
                                                                  ------------------------------------------------------

Total value to Acadia                                              $67,840 $64,837   $62,263       $60,033      $58,081
                                                                  ======================================================

Original Acadia invested capital in Fund I                         $20,000 $20,000   $20,000       $20,000      $20,000
                                                                  ======================================================

                 Recap of Acadia Promote
------------------------------------------------------------------------------------------------------------------------

20% General Partner (Acadia) Promote on Fund I assets              $15,533 $13,944   $12,581       $11,400      $10,367
20% General Partner (Acadia) Promote on Brandywine                   7,500   7,500     7,500         7,500        7,500
                                                                  ------------------------------------------------------
Total promote                                                      $23,033 $21,444   $20,081       $18,900      $17,867
                                                                  ======================================================
Per share                                                            $0.69   $0.64     $0.60         $0.57        $0.54
                                                                  ======================================================

------------------------------------------------------------------------------------------------------------------------


Reconciled to "Statements of Operations - Joint Venture Activity"            3   See  "Debt Analysis - Unconsolidated Debt
 as follows:                                                                   ( Joint Ventures)" in the December 31,
                                                                                 2005 Supplement.
     Fund I NOI for 4th quarter 2005 per JV Statements of                        Amounts adjusted for minority interests'
                                                Operations$3,769                 pro-rata share of debt
                                                 NOI above                   4   This promote is to be paid from future
                                                          (1,388)                Fund I cash flows
                                                          -------
                  NOI attributable to Brandywine Portfolio                   5  In January 2006, the Brandywine Portfolio
                                                          $2,381                was recapitalized with the investors
                                                          =======               engaging in a "cash-out merger" for
Included in "Equity in earnings of Fund I unconsolidated properties" in the     their 77.78% interest in the portfolio.
 JV Statement                                                                   The Company merged its 22.22% share forming a new
                                                                                joint venture with the investors' successor, GDC.
  of Operations in the December 31, 2005 Supplement.                            All Fund I equity and accumulated
                                                                                preferred distributions were paid from
                                                                                the proceeds of this transaction.



  QUARTERLY SUPPLEMENTAL DISCLOSURE
            June 30, 2006

       Kroger/Safeway Portfolio
--------------------------------------


                                                                Kroger locations                             Safeway
                                                                                                             locations
                                      ----------------------------------------------------------------------------------

                                                                    Cary, NC                               Atlanta, TX
                                                                 Cincinnati, OH                           Batesville, AR
                                                                   Conroe, TX                               Benton, AR
                                                                 Great Bend, KS                            Carthage, TX
                                                                  Hanrahan, LA                            Little Rock,
                                                                                                                AR
                                                                Indianapolis, IN                           Longview, WA
                                                                   Irving, TX                              Mustang, OK
                                                                   Pratt, KS                               Roswell, NM
                                                                  Roanoke, VA                              Ruidoso, NM
                                                                 Shreveport, LA                           San Ramon, CA
                                                             Wichita, KS (2 stores)                       Springerville,
                                                                                                                AZ
                                                                                                            Tucson, AZ
                                                                                                            Tulsa, OK


General note: As all of these leases are triple-net, Acadia has no property management responsibilities for these locations.


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006
                         AKR Fund II Properties - Detail
                               -----------------


                 -------------------------------------------------------------------------------------------------------
                 Fund I's                                                                             Annualized Base
                                                                                                             Rent
                 Ownership  Gross Leasable Area     Occupancy          Annualized Base Rent          per Occupied Square
                                                                                                             Foot
                          ----------------------------------------------------------------------------------------------
                         %Anchors  Shops   Total  Anchors Shops  Total  Anchors    Shops     Total   Anchors Shops Total
                 -------------------------------------------------------------------------------------------------------


    Fund II
  Redevelopment
    Properties
-----------------

400 East Fordham
 Road                  96%100,703  16,652 117,355 100.00%100.00%100.00%  275,000   371,743   646,743   2.73 22.32  5.51
Pelham Manor
 Shopping Center
 (1)                   96%      - 398,775 398,775      -  47.94% 47.94%        - 1,282,887 1,282,887      -  6.71  6.71
Sherman Avenue         96%134,773       - 134,773 100.00%     - 100.00%1,970,291         - 1,970,291  14.62     - 14.62
161st Street           96%137,334  86,277 223,611 100.00%100.00%100.00%2,334,682 1,537,591 3,872,273  17.00 17.82 17.32
                 -------------------------------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------------------
    Fund II
  Redevelopment
    Properties            372,810 501,704 874,514 100.00% 58.62% 76.26%4,579,973 3,192,221 7,772,194  12.29 10.85 11.65
                          ----------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) The redevelopment plan contemplates the demolition of the current industrial/warehouse buildings and the construction of a retail center.


              QUARTERLY SUPPLEMENTAL DISCLOSURE
                        June 30, 2006

   Fund II - New York Urban/Infill Redevelopment Properties                          Total cost
--------------------------------------------------------------
                                                                                     (including  Estimated square
                                                               Estimated   Estimated acquisition footage  Estimated
                                                                 start of               cost,      upon
                           Property                           construction completion    in     completion cost per Notes
                                                                                      millions)            square
                                                                                                             foot
------------------------------------------------------------------------------------------------------------------------


 Liberty Avenue                                                Construction 1st half
                                                                 commenced     2007       $15.0   125,000     $120   (1)
 216th Street                                                  Construction 1st half
                                                                 commenced     2007        24.0    60,000      400
 Pelham Manor Shopping Center                                  3rd quarter  1st half
                                                                   2006        2008        35.0   325,000      108   (1)
 Canarsie Plaza                                                 1st half    2nd half
                                                                   2007        2008        55.0   300,000      183
 161st Street                                                   1st half    2nd half
                                                                   2007        2008        70.0   225,000      311
 400 East Fordham Road                                         3rd quarter  1st half
                                                                   2007        2009       100.0   270,000      370
 Sherman Avenue                                                 2nd half    2nd half
                                                                   2007        2009        55.0   175,000      314
                                                                                     ------------------------------

                                                                                         $354.0 1,480,000     $239
                                                                                     ==============================

(1)The Fund acquired a ground lease interest at this property.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 June 30, 2006

                       Retail Properties - Summary Listing
                                -----------------

-----------------------------------------------------------------------------------------------------------
                                                                                        Property Totals
                                                                                    -----------------------
                                  Year                        Grocery   Other Anchor Annualized  Annualized
                                                                Anchor
                                  Constructed(C)    Occupancy Current     Current       Base        Base
                                                              Lease and   Lease and
  Shopping        Location     Acquired(A)    GLA              Option     Option        Rent      Rent psf
    Center                                               %    Expiraton   Expiraton
-----------------------------------------------------------------------------------------------------------

NEW YORK REGION
-------------------------------

   New York

Soundview     Port Washington                                King Kullen Clearview
 Marketplace                                                  2007/2042  Cinema
                                  1998 (A)  183,815    92%               2010/2030   $2,820,134     $16.60

Village       Smithtown                                                  Daffy's
 Commons                                                                 2008/2028
 Shopping
 Center                           1998 (A)   87,381    96%                            2,049,661      24.44
                                                                         Walgreens
                                                                         2021/--

Branch        Smithtown                                      Waldbaum's CVS 2010/--
 Shopping                                                     (A&P)
 Plaza                            1998 (A)  125,751   100%    2013/2028               2,420,941      19.25

Amboy ShoppingStaten Island                                  Waldbaum's 2028/--
 Center                           2005 (A)   60,080 96.00%                            1,419,565      24.61
                                                             Duane Reed 2008/2018

 Bartow AvenueThe Bronx           2005 (C)   14,694 51.00%                              222,600      29.70

Pacesetter    Pomona                                         Stop & Shop (Ahold)
 Park Shopping                                                2020/2040
 Center                           1999 (A)   96,698    98%                            1,148,714      12.08

  New Jersey

Elmwood Park  Elmwood Park                                   Pathmark    Walgreen's
 Shopping                                                     2017/2052  2022/2062
 Center                           1998 (A)  149,085   100%                            3,327,108      22.32

 Connecticut

239 Greenwich Greenwich                                                  Restoration
 Avenue                                                                  Hardware
                                  1998 (A)   16,834   100%               2015/2025    1,235,145      73.37
                                                                         Coach
                                                                         2016/2021

NEW ENGLAND REGION
-------------------------------

 Connecticut

Town Line     Rocky Hill                                     Stop & Shop Wal-mart
 Plaza                            1998 (A)  206,298    96%    2023/2063  (not owned)  1,498,202      14.72

Massachusetts

Methuen       Methuen                                        DeMoulas    Wal-mart
 Shopping                                                     Market     2011/2051
 Center                           1998 (A)  130,238    92%    2015/2020                 736,464       6.14

Crescent PlazaBrockton                                       Shaw's     Home Depot
                                  1984 (A)  218,141    99%    2012/2042  2021/2056    1,679,237       7.79

   New York

New Loudon    Latham                                         Price       Marshalls
 Center                                                       Chopper    2014/2029
                                  1982 (A)  255,826   100%    2015/2035               1,713,664       6.70
                                                                         Bon Ton
                                                                         Department Store
                                                                         2014/2034
                                                                         Raymor &
                                                                         Flanigan Furniture
                                                                         2019/2034

 Rhode Island

Walnut Hill   Woonsocket                                     Shaw's     Sears
 Plaza                            1998 (A)  283,235    99%    2013/2028  2008/2033    2,434,915       8.70

   Vermont

The Gateway   Burlington                                     Shaw's
 Shopping                                                     2024/2053
 Center                           1999 (A)  101,784    97%                            1,817,094      18.40


-----------------------------------------------------------------------------------------------------------
                                                                                        Property Totals
                                                                                    -----------------------
                                  Year                        Grocery   Other Anchor Annualized  Annualized
                                                                Anchor
                                  Constructed(C)    Occupancy Current     Current       Base        Base
                                                              Lease and   Lease and
  Shopping        Location     Acquired(A)    GLA              Option     Option        Rent      Rent psf
    Center                                               %    Expiraton   Expiraton
-----------------------------------------------------------------------------------------------------------

MIDWEST REGION
-------------------------------

   Illinois

Hobson West   Naperville                                     Bobak's Market and
 Plaza                            1998 (A)   98,890    99%    Restaurant 2007/2032    1,216,336      12.43
                                                              (specialty
                                                               grocery)

Clark DiverseyChicago             2006 (A)   19,265   100%                              789,751      40.99

   Indiana

Merrillville  Merrillville                                              TJ Maxx
 Plaza                            1998 (A)  235,678    94%               2009/2014    2,581,116      11.64
                                                                        JC Penney
                                                                         2008/2018
                                                                        OfficeMax
                                                                         2008/2028

   Michigan

Bloomfield    Bloomfield Hills                               Costco (notTJ
 Town Square                      1998 (A)  214,866    86%    owned)     Maxx2009/--  1,964,058      10.68
                                                                        Marshall's
                                                                         2011/2026
                                                                        Home Goods 2010/2025

     Ohio

Mad River     Dayton                                                    Babies "R"
 Station                                                                 Us
                                  1999 (A)  155,832    80%               2010/2020    1,505,875      12.03
                                                                        Office Depot
                                                                         2010/--
MID-ATLANTIC REGION
-------------------------------

  New Jersey

Marketplace ofAbsecon                                        Acme       Eckerd Drug
 Absecon                          1998 (A)  105,097    97%    2015/2055  2020/2040    1,660,947      16.37

Ledgewood MallLedgewood                                                 Wal-mart
                                  1983 (A)  517,792    93%               2019/2049    4,412,057       9.16
                                                                        Macy's
                                                                         2010/2025
                                                                        The Sports' Authority
                                                                         2007/2037
                                                                        Circuit City
                                                                         2020/2040
                                                                        Marshalls
                                                                         2014/2034

BTS Boonton   Boonton             2006 (A)   62,908   100%                            1,248,494      19.85


 Pennsylvania

Chestnut Hill                     2006 (A)   40,570   100%              Borders 2010  1,292,372      31.86
                                                                        Limited
                                                                         Express
                                                                         2009

Abington TowneAbington                                                  TJ Maxx
 Center                           1998 (A)  216,355    98%               2010/2020      860,843      15.78
                                                                        Target (not
                                                                         owned)
NORTHEASTERN PENNSYLVANIA REGION
----------------------------------------------------

 Pennsylvania


Blackman PlazaWilkes-Barre                                              Kmart
                                  1968 (C)  121,341    92%               2009/2049      282,374       2.52

Bradford TowneTowanda                                        P&C Foods  Kmart
 Centre                                                       (Penn      2019/2069
                                                              Traffic)
                                  1993 (C)  257,123    90%    2014/2024               1,528,293       6.63


Greenridge    Scranton                                       Giant Food (Ahold)
 Plaza                            1986 (C)  191,755    78%    2021/2051                 979,656       6.52

Luzerne StreetScranton                                                  Eckerd Drug
 Shopping                                                                2009/2019
 Center                           1983 (A)   58,035    88%                              301,538       5.92

Mark Plaza    Edwardsville                                   Redner's   Kmart
                                                              Markets    2009/2049
                                  1968 (C)  216,047    95%    2018/2028               1,035,383       5.03

Pittston PlazaPittston                                       Redner's   Eckerd Drugs
                                                              Market     2006/2016
                                  1994 (C)   79,473    86%    2018/2028                 523,235       7.68

Plaza 422     Lebanon                                                   Home Depot
                                  1972 (C)  155,026    69%               2028/2058      444,020       4.14

Route 6 Mall  Honesdale                                      Weis       Kmart
                                                              Markets    2020/2070
                                                              (not
                                  1994 (C)  175,505   100%    owned)                  1,110,003       6.32
                                          ----------                                -----------------------

                                          4,851,418                                 $48,259,795     $11.31
                                          ==========                                =======================

NEW YORK REGION
===============================
JOINT VENTURE PROPERTIES
------------------------------------------

   New York

Crossroads    White Plains                                   Waldbaum's Kmart
 Shopping                                                     (A&P)      2012/2032
 Center                              1998   310,644    98%    2007/2032              $6,059,736     $19.83
(49% JV                                                                 B. Dalton
 interest)                                                               2012/2017
                                                                        Modell's
                                                                         2009/2019

MID-ATLANTIC REGION
-------------------------------

   Delaware

Brandywine    Wilmington
 Town Center
 (1)                              2003 (A)  807,448   100%                           12,321,377      15.26
(Brandywine
 JV)

Market Square Wilmington                                     Trader     TJ Maxx
 Shopping                                                     Joe's      2006/2016
 Center                                                       (specialty
                                  2003 (A)  102,562   100%    grocery)                2,147,666      20.94
(Brandywine
 JV)                                                          2013/2028

MIDWEST REGION
-------------------------------

     Ohio

Amherst       Cleveland                                      Giant Eagle 2021/2041
 Marketplace                      2002 (A)   79,945   100%                              830,115      10.38
(Fund I)

Granville     Columbus                                                  Lifestyle
 Centre                                                                  Family
                                                                         Fitness
                                  2002 (A)  134,997    44%               2017/2027      638,404      10.76
(Fund I)

Sheffield     Cleveland                                      Giant Eagle 2022/2042
 Crossing                         2002 (A)  112,534    94%                            1,118,642      10.54
(Fund I)

VARIOUS REGIONS
-------------------------------

Kroger/Safewayvarious                                        25 Kroger and Safeway
 Portfolio                        2003 (A)1,018,100   100%    supermarkets            8,013,583       7.87
(Fund I)                                                      2009/2049

JV REDEVELOPMENTS
-------------------------------

   Michigan

Sterling      Detroit                                                   Burlington
 Heights                                                                 Coat
 Shopping                                                                Factory
 Center                           2004 (A)  154,838    55%               2024/--        426,834       5.02
(Fund I)
   New York

Tarrytown     Westchester                                               Walgreen's
 Shopping                                                                Drug 2080
 Center                           2004 (A)   35,291    85%                              903,128      30.07
(Fund I)
400 East      Bronx                                                     Sears
 Fordham Road                     2004 (A)  117,355   100%               2007/--        646,743       5.51
(Fund II)
161st Street  Bronx               2005 (A)  223,611   100%                            3,872,273      17.32
(Fund II)
Sherman AvenueManhattan           2005 (A)  134,773   100%                            1,970,291      14.62
(Fund II)
Pelham Manor  Westchester/Bronx
 Shopping
 Plaza                            2004 (A)  398,775    48%                            1,282,887       6.71
(Fund II)

South Carolina

Hitchcock     Aiken
 Plaza                            2004 (A)  233,886    23%                              374,490       6.88
(Fund I)
Pine Log PlazaAiken                                                     Farmers
                                                                         Furniture
                                  2004 (A)   35,064     0%               2009                 -          -
(Fund I)
   Virginia

Haygood       Virginia Beach                                            Eckerd Drug
 Shopping                                                                2009/--
 Center                           2004 (A)  165,451    46%                              938,590      12.45
                                          ----------                                -----------------------
(Fund I)
                                          4,065,274                                 $41,544,759     $12.25
                                          ==========                                =======================
(1) Does not include 150,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.


                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006


                           Retail Properties by Region
                                ----------------



                ------------------------------------------------------------------------------------------------------------
                                                                                                       Annualized Base Rent
                Gross Leasable Area             Occupancy            Annualized Base Rent              per Occupied Square
                                                                                                                Foot
                ------------------------------------------------------------------------------------------------------------
 Wholly-Owned
   Properties
----------------
                 Anchors    Shops     Total   Anchors Shops  Total   Anchors      Shops       Total    Anchors Shops Totals
                    (1)
                ------------------------------------------------------------------------------------------------------------


New York Region   351,202   383,136   734,338 100.00% 92.53% 96.10% $6,768,937  $7,874,931 $14,643,868 $19.27 $22.21 $20.75
  New England     890,812   304,710 1,195,522  99.51% 92.75% 97.79%  6,646,268   3,233,308   9,879,576   8.42  11.44   9.22
    Midwest       392,214   332,317   724,531  99.62% 77.35% 89.41%  3,335,406   4,721,730   8,057,136   8.54  18.37  12.44
  Mid-Atlantic    694,499   248,223   942,722 100.00% 82.31% 95.34%  6,144,217   3,330,496   9,474,713  11.44  16.30  12.78
 Northeastern
  Pennsylvania    954,469   299,836 1,254,305  90.76% 77.99% 87.70%  4,164,493   2,040,009   6,204,502   4.81   8.72   5.64
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------
 Total Wholly-
     Owned
   Properties   3,283,196 1,568,222 4,851,418  97.13% 84.96% 93.20%$27,059,321 $21,200,474 $48,259,795  $9.22 $15.91 $11.31
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------

 Joint Venture
 Properties (2)
----------------
   Operating
    Midwest       236,443    91,033   327,476  76.70% 70.43% 74.96% $1,959,075    $628,086  $2,587,161 $10.80  $9.80 $10.54
  Mid-Atlantic    823,681    86,329   910,010 100.00%100.00%100.00% 12,506,990   1,962,053  14,469,043  15.18  22.73  15.90
New York Region   200,181   110,463   310,644 100.00% 95.47% 98.39%  2,261,353   3,798,383   6,059,736  11.30  36.02  19.83
    Various
 (Kroger/Safeway
   Portfolio)   1,018,100         - 1,018,100 100.00%  0.00%100.00%  8,013,583           -   8,013,583   7.87      -   7.87
                ------------------------------------------------------------------------------------------------------------
    Total -
   Operating
   Properties   2,278,405   287,825 2,566,230  97.58% 88.91% 96.61% 24,741,001   6,388,522  31,129,523  11.13  24.96  12.56
                ------------------------------------------------------------------------------------------------------------

JV Redevelopment
   Properties
    Mid West       90,400    64,438   154,838  77.88% 22.70% 54.92%    281,600     145,234     426,834   4.00   9.93   5.02
  Mid-Atlantic    253,262   181,139   434,401   4.45% 65.46% 29.89%     28,500   1,284,580   1,313,080   2.53  10.83  10.11
New York Region   388,307   521,498   909,805 100.00% 59.18% 76.60%  5,054,973   3,620,349   8,675,322  13.02  11.73  12.45
                ------------------------------------------------------------------------------------------------------------
    Total -
 Redevelopment
   Properties     731,969   767,075 1,499,044  64.21% 57.60% 60.83%  5,365,073   5,050,163  10,415,236  11.42  11.43  11.42
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------
  Total Joint
    Venture
   Properties   3,010,374 1,054,900 4,065,274  89.47% 66.14% 83.41%$30,106,074 $11,438,685 $41,544,759 $11.18 $16.39 $12.25
                ============================================================================================================



General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(2) Reference the "Properties - Detail" page in this supplemental report for additional information regarding the Company's percentage interest in the above individual JV properties.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006


                      Retail Properties by State - Summary
          -----------------------------------------------------------



                                           -----------------------------------------------------------------------------

                                                                          Gross Leasable Area        Occupancy
                                                                     ---------------------------------------------------
           Wholly-Owned Properties        Ownership Percent Number of
                                                       of
                                                     base  properties Anchors    Shops     Total   Anchors Shops  Total
                                                     rent                (2)
                                                   %  (1)
                                           -----------------------------------------------------------------------------



Connecticut                                   100.0%   4.6%        2   179,993    43,139   223,132 100.00% 83.19% 96.75%
Illinois                                      100.0%   3.4%        2    51,692    66,463   118,155 100.00% 98.50% 99.16%
Indiana                                       100.0%   4.3%        1   145,266    90,412   235,678 100.00% 84.50% 94.05%
Massachusetts                                 100.0%   4.1%        2   281,366    67,013   348,379  98.44% 87.34% 96.31%
Michigan                                      100.0%   3.3%        1   126,960    87,906   214,866  98.83% 66.39% 85.56%
New Jersey                                    100.0%  17.9%        4   541,073   293,809   834,882 100.00% 86.47% 95.24%
New York                                      100.0%  19.8%        7   522,969   301,276   824,245 100.00% 90.50% 96.53%
Ohio                                          100.0%   2.5%        1    68,296    87,536   155,832 100.00% 64.93% 80.30%
Pennsylvania (Philadelphia region)            100.0%   3.6%        2   216,036    40,889   256,925 100.00% 89.80% 98.38%
Pennsylvania (Northeastern region)            100.0%  10.4%        8   954,469   299,836 1,254,305  90.76% 77.99% 87.70%
Rhode Island                                  100.0%   4.1%        1   121,892   161,343   283,235 100.00% 97.93% 98.82%
Vermont                                       100.0%   3.0%        1    73,184    28,600   101,784 100.00% 89.45% 97.04%
                                                    -------          ---------------------------------------------------

                                                                     ---------------------------------------------------
      Total - Wholly-Owned Properties                 80.9%       32 3,283,196 1,568,222 4,851,418  97.13% 84.96% 93.20%
                                                    --------------------------------------------------------------------



                                                                     ---------------------------------------------------

       Joint Venture Properties (3)
-------------------------------------------
Operating Properties
Ohio                                           37.8%   1.6%        3   236,443    91,033   327,476  76.70% 70.43% 74.96%
Delaware                                       22.2%   5.4%        2   823,681    86,329   910,010 100.00%100.00%100.00%
New York                                       49.0%   5.0%        1   200,181   110,463   310,644 100.00% 95.47% 98.39%
Various (Kroger/Safeway Portfolio)             28.3%   3.8%       25 1,018,100         - 1,018,100 100.00%  0.00%100.00%
                                                    -------          ---------------------------------------------------
       Total - Operating Properties                   15.8%          2,278,405   287,825 2,566,230  97.58% 88.91% 96.61%
                                                    -------          ---------------------------------------------------


JV Redevelopment Properties
Michigan                                       18.9%   0.1%        1    90,400    64,438   154,838  77.88% 22.70% 54.92%
 New York                                   Various    2.8%        7   388,307   521,498   909,805 100.00% 59.18% 76.60%
South Carolina                                  7.6%   0.0%        2   158,959   109,991   268,950   0.00% 49.51% 20.25%
Virginia                                       18.9%   0.3%        1    94,303    71,148   165,451  11.96% 90.12% 45.57%
                                                    --------------------------------------------------------------------
      Total-Redevelopment Properties                   3.3%            731,969   767,075 1,499,044  64.21% 57.60% 60.83%
                                                    -------          ---------------------------------------------------

                                                                     ---------------------------------------------------
      Total Joint Venture Properties                  19.1%       42 3,010,374 1,054,900 4,065,274  89.47% 66.14% 83.41%
                                                    -----------------===================================================

                                                     100.0%       74
                                                    =================


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) Reference the "Properties - Detail" page in this supplemental report for additional information regarding the Company's percentage interest in the above individual JV properties.


                    QUARTERLY SUPPLEMENTAL DISCLOSURE
                         June 30, 2006


                   Retail Properties by State - Summary
--------------------------------------------------------------------------



                                                               ---------------------------------------------------------
                                                                                                   Annualized Base Rent
                                                                       Annualized Base Rent        per Occupied Square
                                                                                                            Foot
                                                               ---------------------------------------------------------
                    Wholly-Owned Properties
                                                                 Anchors      Shops       Total    Anchors Shops Totals
                                                               ---------------------------------------------------------



Connecticut                                                     $2,172,145    $561,202  $2,733,347 $26.27 $15.64 $23.05
Illinois                                                           225,436   1,780,651   2,006,087   4.36  27.20  17.12
Indiana                                                          1,318,902   1,262,214   2,581,116   9.08  16.52  11.64
Massachusetts                                                    1,855,550     560,151   2,415,701   6.70   9.57   7.20
Michigan                                                           988,349     975,709   1,964,058   7.88  16.72  10.68
New Jersey                                                       6,272,333   4,376,273  10,648,606  11.59  17.23  13.39
New York                                                         5,743,818   6,051,461  11,795,279  10.98  22.19  14.82
Ohio                                                               802,719     703,156   1,505,875  11.75  12.37  12.03
Pennsylvania (Philadelphia region)                               1,262,344     890,871   2,153,215  21.61  24.26  22.63
Pennsylvania (Northeastern region)                               4,164,493   2,040,009   6,204,502   4.81   8.72   5.64
Rhode Island                                                       935,920   1,498,995   2,434,915   7.68   9.49   8.70
Vermont                                                          1,317,312     499,782   1,817,094  18.00  19.54  18.40
                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------
                Total - Wholly-Owned Properties                $27,059,321 $21,200,474 $48,259,795  $9.22 $15.91 $11.31
                                                               ---------------------------------------------------------



                                                               ---------------------------------------------------------

                 Joint Venture Properties (3)
---------------------------------------------------------------
Operating Properties
Ohio                                                            $1,959,075    $628,086  $2,587,161 $10.80  $9.80 $10.54
Delaware                                                        12,506,990   1,962,053  14,469,043  15.18  22.73  15.90
New York                                                         2,261,353   3,798,383   6,059,736  11.30  36.02  19.83
Various (Kroger/Safeway Portfolio)                               8,013,583           -   8,013,583   7.87      -   7.87
                                                               ---------------------------------------------------------
                 Total - Operating Properties                   24,741,001   6,388,522  31,129,523  11.13  24.96  12.56
                                                               ---------------------------------------------------------


JV Redevelopment Properties
Michigan                                                           281,600     145,234     426,834   4.00   9.93   5.02
 New York                                                        5,054,973   3,620,349   8,675,322  13.02  11.73  12.45
South Carolina                                                           -     374,490     374,490      -   6.88   6.88
Virginia                                                            28,500     910,090     938,590   2.53  14.19  12.45
                                                               ---------------------------------------------------------
                Total-Redevelopment Properties                   5,365,073   5,050,163  10,415,236  11.42  11.43  11.42
                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------
                Total Joint Venture Properties                 $30,106,074 $11,438,685 $41,544,759 $11.18 $16.39 $12.25
                                                               =========================================================





General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) Reference the "Properties - Detail" page in this supplemental report for additional information regarding the Company's percentage interest in the above individual JV properties.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

                           Retail Properties - Detail
                             ---------------------


                     ---------------------------------------------------------------------------------------------------
                                                                                                    Annualized Base Rent
                     Gross Leasable              Occupancy                Annualized Base Rent      per Occupied Square
                           Area                                                                             Foot
                     ---------------------------------------------------------------------------------------------------
                     Anchors  Shops    Total   Anchors Shops  Total   Anchors    Shops      Total   AnchorsShops  Total
                     ---------------------------------------------------------------------------------------------------
WHOLLY-OWNED
 PROPERTIES:

  New York Region
--------------------

Connecticut
--------------------
239 Greenwich
 Avenue(1)            16,834       -    16,834 100.00%     - 100.00%$1,235,145        $- $1,235,145 $73.37    $- $73.37
                     ---------------------------------------------------------------------------------------------------

New Jersey
--------------------
Elmwood Park
 Shopping Center      62,610  86,475   149,085 100.00%100.00%100.00% 1,390,460 1,936,648  3,327,108  22.21 22.40  22.32
                     ---------------------------------------------------------------------------------------------------

New York
--------------------
Soundview
 Marketplace (2)      73,500 110,315   183,815 100.00% 87.42% 92.45% 1,248,850 1,571,284  2,820,134  16.99 16.29  16.60
Village Commons
 Shopping Center      25,192  62,189    87,381 100.00% 94.37% 95.99%   428,213 1,621,448  2,049,661  17.00 27.63  24.44
Branch Plaza          74,050  51,701   125,751 100.00%100.00%100.00% 1,101,989 1,318,952  2,420,941  14.88 25.51  19.25
Amboy Road            46,964  13,116    60,080 100.00% 81.70% 96.00% 1,012,015   407,550  1,419,565  21.55 38.04  24.61
Bartow Avenue              -  14,694    14,694   0.00% 51.00% 51.00%         -   222,600    222,600      - 29.70  29.70
Pacesetter Park
 Shopping Center      52,052  44,646    96,698 100.00% 96.35% 98.31%   352,265   796,449  1,148,714   6.77 18.51  12.08
                     ---------------------------------------------------------------------------------------------------
  Total - New York   271,758 296,661   568,419 100.00% 90.36% 94.97% 4,143,332 5,938,283 10,081,615  15.25 22.15  18.68
                     ---------------------------------------------------------------------------------------------------

 Total - New York
       Region        351,202 383,136   734,338 100.00% 92.53% 96.10% 6,768,937 7,874,931 14,643,868  19.27 22.21  20.75
                     ---------------------------------------------------------------------------------------------------


    New England
--------------------

Connecticut
--------------------
Town Line Plaza(3)   163,159  43,139   206,298 100.00% 83.19% 96.48%   937,000   561,202  1,498,202  14.23 15.64  14.72
                     ---------------------------------------------------------------------------------------------------

Massachusetts
--------------------
Methuen Shopping
 Center              124,381   5,857   130,238  96.48%     -  92.14%   736,464         -    736,464   6.14     -   6.14
Crescent Plaza       156,985  61,156   218,141 100.00% 95.71% 98.80% 1,119,086   560,151  1,679,237   7.13  9.57   7.79
                     ---------------------------------------------------------------------------------------------------
      Total -
    Massachusetts    281,366  67,013   348,379  98.44% 87.34% 96.31% 1,855,550   560,151  2,415,701   6.70  9.57   7.20
                     ---------------------------------------------------------------------------------------------------

New York
--------------------
New Loudon Center    251,211   4,615   255,826 100.00%100.00%100.00% 1,600,486   113,178  1,713,664   6.37 24.52   6.70
                     ---------------------------------------------------------------------------------------------------

Rhode Island
--------------------
Walnut Hill Plaza    121,892 161,343   283,235 100.00% 97.93% 98.82%   935,920 1,498,995  2,434,915   7.68  9.49   8.70
                     ---------------------------------------------------------------------------------------------------

Vermont
--------------------
The Gateway Shopping
 Center               73,184  28,600   101,784 100.00% 89.45% 97.04% 1,317,312   499,782  1,817,094  18.00 19.54  18.40
                     ---------------------------------------------------------------------------------------------------

Total - New England
       Region        890,812 304,710 1,195,522  99.51% 92.75% 97.79% 6,646,268 3,233,308  9,879,576   8.42 11.44   9.22
                     ---------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.

(2)  This property is currently being marketed for sale.

(3) Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.



WHOLLY-OWNED PROPERTIES
 (continued):

   Midwest
-------------
Illinois
-------------
Hobson West
 Plaza           51,692    47,198    98,890 100.00% 97.89% 98.99%   $225,436    $990,900  $1,216,336 $4.36 $21.45 $12.43
Clark and
 Diversey             -    19,265    19,265   0.00%100.00%100.00%          -     789,751     789,751     -  40.99  40.99
              -----------------------------------------------------------------------------------------------------------
  Total -
   Illinois      51,692    66,463   118,155 100.00% 98.50% 99.16%    225,436   1,780,651   2,006,087  4.36  27.20  17.12
              -----------------------------------------------------------------------------------------------------------

Indiana
-------------
Merrillville
 Plaza          145,266    90,412   235,678 100.00% 84.50% 94.05%  1,318,902   1,262,214   2,581,116  9.08  16.52  11.64

Michigan
-------------
Bloomfield
 Towne Square   126,960    87,906   214,866  98.83% 66.39% 85.56%    988,349     975,709   1,964,058  7.88  16.72  10.68

Ohio
-------------
Mad River
 Station (1)     68,296    87,536   155,832 100.00% 64.93% 80.30%    802,719     703,156   1,505,875 11.75  12.37  12.03
              -----------------------------------------------------------------------------------------------------------

  Total -
   Midwest
    Region      392,214   332,317   724,531  99.62% 77.35% 89.41%  3,335,406   4,721,730   8,057,136  8.54  18.37  12.44
              -----------------------------------------------------------------------------------------------------------

Mid-Atlantic
-------------

New Jersey
-------------
Marketplace
 of Absecon      58,031    47,066   105,097 100.00% 92.28% 96.54%    984,014     676,933   1,660,947 16.96  15.59  16.37
Ledgewood
 Mall           370,969   146,823   517,792 100.00% 75.40% 93.02%  2,997,859   1,414,198   4,412,057  8.08  12.77   9.16
A & P
 Shopping
 Plaza
 (Boonton)       49,463    13,445    62,908 100.00%100.00%100.00%    900,000     348,494   1,248,494 18.20  25.92  19.85
              -----------------------------------------------------------------------------------------------------------
Total - New
    Jersey      478,463   207,334   685,797 100.00% 80.83% 94.20%  4,881,873   2,439,625   7,321,498 10.20  14.56  11.33
              -----------------------------------------------------------------------------------------------------------

Pennsylvania
-------------

Chestnut Hill
 (2)             31,420     9,150    40,570 100.00%100.00%100.00%    992,344     300,028   1,292,372 31.58  32.79  31.86
Abington
 Towne Center
 (3)            184,616    31,739   216,355 100.00% 86.86% 98.07%    270,000     590,843     860,843 10.00  21.43  15.78
              -----------------------------------------------------------------------------------------------------------
                216,036    40,889   256,925 100.00% 89.80% 98.38%  1,262,344     890,871   2,153,215 21.61  24.26  22.63
              -----------------------------------------------------------------------------------------------------------

Total - Mid-
  Atlantic
    Region      694,499   248,223   942,722 100.00% 82.31% 95.34%  6,144,217   3,330,496   9,474,713 11.44  16.30  12.78
              -----------------------------------------------------------------------------------------------------------

Northeastern
 Pennsylvania
-------------

Pennsylvania
-------------
Blackman
 Plaza          111,956     9,385   121,341 100.00%     -  92.27%    264,374      18,000     282,374  2.36      -   2.52
Bradford
 Towne Centre
 (4)            181,103    76,020   257,123 100.00% 64.85% 89.61%  1,102,616     425,677   1,528,293  6.09   8.63   6.63
Greenridge
 Plaza          101,060    90,695   191,755  61.44% 97.23% 78.37%    279,405     700,251     979,656  4.50   7.94   6.52
Luzerne
 Street
 Shopping
 Center          43,663    14,372    58,035 100.00% 50.49% 87.74%    223,652      77,886     301,538  5.12  10.73   5.92
Mark Plaza      157,595    58,452   216,047 100.00% 82.29% 95.21%    652,095     383,288   1,035,383  4.14   7.97   5.03
Pittston
 Plaza           67,568    11,905    79,473  87.47% 75.51% 85.68%    428,480      94,755     523,235  7.25  10.54   7.68
Plaza 422       145,026    10,000   155,026  71.88% 30.00% 69.18%    407,520      36,500     444,020  3.91  12.17   4.14
Route 6 Plaza   146,498    29,007   175,505 100.00%100.00%100.00%    806,351     303,652   1,110,003  5.50  10.47   6.32
              -----------------------------------------------------------------------------------------------------------
  Total -
 Pennsylvania   954,469   299,836 1,254,305  90.76% 77.99% 87.70%  4,164,493   2,040,009   6,204,502  4.81   8.72   5.64
              -----------------------------------------------------------------------------------------------------------

   Total -
 Northeastern
 Pennsylvania
    Region      954,469   299,836 1,254,305  90.76% 77.99% 87.70%  4,164,493   2,040,009   6,204,502  4.81   8.72   5.64
              -----------------------------------------------------------------------------------------------------------

              -----------------------------------------------------------------------------------------------------------

  Total -
 Wholly-owned
  Properties  3,283,196 1,568,222 4,851,418  97.13% 84.96% 93.20%$27,059,321 $21,200,474 $48,259,795 $9.22 $15.91 $11.31

              -----------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The GLA for this property includes 28,205 square feet of office space.

(2) This consists of two separate buildings, both located on Germantown Avenue, in Chestnut Hill (Philadelphia).

(3) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(4)  This property is currently being marketed for sale.


                     ---------------------------------------------------------------------------------------------------
                                                                                                    Annualized Base Rent
                     Gross Leasable              Occupancy                Annualized Base Rent      per Occupied Square
                           Area                                                                             Foot
                     ---------------------------------------------------------------------------------------------------
                     Anchors  Shops    Total   Anchors Shops  Total   Anchors    Shops      Total   AnchorsShops  Total
                     ---------------------------------------------------------------------------------------------------


JOINT VENTURE  Acadia's
 PROPERTIES:
               interest
               --------
    Midwest
---------------
Ohio
---------------

Amherst
 Marketplace
 (1)              37.8%   76,737     3,208    79,945 100.00%100.00%100.00%   $795,711     $34,404    $830,115 $10.37 $10.72 $10.38
Granville
 Centre  (1)      37.8%   90,047    44,950   134,997  38.81% 54.27% 43.96%    402,085     236,319     638,404  11.51   9.69  10.76
Sheffield
 Crossing  (1)    37.8%   69,659    42,875   112,534 100.00% 85.17% 94.35%    761,279     357,363   1,118,642  10.93   9.79  10.54
                       ------------------------------------------------------------------------------------------------------------
 Total - Ohio            236,443    91,033   327,476  76.70% 70.43% 74.96%  1,959,075     628,086   2,587,161  10.80   9.80  10.54
                       ------------------------------------------------------------------------------------------------------------

 Mid-Atlantic
---------------
Delaware
---------------
Brandywine Town
 Center           22.2%  784,831    22,617   807,448 100.00%100.00%100.00% 11,960,434     360,943  12,321,377  15.24  15.96  15.26
Market Square
 Shopping
 Center           22.2%   38,850    63,712   102,562 100.00%100.00%100.00%    546,556   1,601,110   2,147,666  14.07  25.13  20.94
                       ------------------------------------------------------------------------------------------------------------
   Total -
    Delaware             823,681    86,329   910,010 100.00%100.00%100.00% 12,506,990   1,962,053  14,469,043  15.18  22.73  15.90
                       ------------------------------------------------------------------------------------------------------------

New York Region
---------------
New York
---------------

Crossroads
 Shopping
 Center           49.0%  200,181   110,463   310,644 100.00% 95.47% 98.39%  2,261,353   3,798,383   6,059,736  11.30  36.02  19.83
                       ------------------------------------------------------------------------------------------------------------

Various Regions
---------------
Kroger/Safeway
 Portfolio (25
 Properties)(2)   28.3%1,018,100         - 1,018,100 100.00%     - 100.00%  8,013,583           -   8,013,583   7.87      -   7.87
                       ------------------------------------------------------------------------------------------------------------

                       ------------------------------------------------------------------------------------------------------------

Total - Joint Venture
  Operating Properties 2,278,405   287,825 2,566,230  97.58% 88.91% 96.61% 24,741,001   6,388,522  31,129,523  11.13  24.96  12.56

                       ------------------------------------------------------------------------------------------------------------
    Joint Venture
     Redevelopment
       Properties
                       ------------------------------------------------------------------------------------------------------------
Sterling
 Heights
 Shopping
 Center
 (Michigan)
 (3)              18.9%   90,400    64,438   154,838  77.88% 22.70% 54.92%    281,600     145,234     426,834   4.00   9.93   5.02
400 East
 Fordham Road
 (New York)
 (4)              19.2%  100,703    16,652   117,355 100.00%100.00%100.00%    275,000     371,743     646,743   2.73  22.32   5.51
Pelham Manor
 Shopping Plaza
 (New York)
 (4)              19.2%        -   398,775   398,775      -  47.94% 47.94%          -   1,282,887   1,282,887      -   6.71   6.71
Sherman Avenue
 at Broadway
 (New York) (4)   19.2%  134,773         -   134,773 100.00%     - 100.00%  1,970,291           -   1,970,291  14.62      -  14.62
Tarrytown
 Shopping
 Center (New
 York)  (3)       18.9%   15,497    19,794    35,291 100.00% 73.44% 85.10%    475,000     428,128     903,128  30.65  29.45  30.07
161st Street
 (New York) (4)   19.2%  137,334    86,277   223,611 100.00%100.00%100.00%  2,334,682   1,537,591   3,872,273  17.00  17.82  17.32
Liberty Avenue
 (New York) (5)   19.2%                            -                    -                                   -                    -
216th Street
 (New York) (5)   19.2%                            -                    -                                   -                    -
Hitchcock Plaza
 (South
 Carolina)  (6)    7.6%  135,775    98,111   233,886   0.00% 55.50% 23.28%          -     374,490     374,490      -   6.88   6.88
Pine Log Plaza
 (South
 Carolina)  (6)    7.6%   23,184    11,880    35,064   0.00%  0.00%  0.00%          -           -           -      -      -      -
Haygood
 Shopping
 Center
 (Virginia)
 (3)              18.9%   94,303    71,148   165,451  11.96% 90.12% 45.57%     28,500     910,090     938,590   2.53  14.19  12.45
                       ------------------------------------------------------------------------------------------------------------

   Total -
 Redevelopment
   Properties            731,969   767,075 1,499,044  64.21% 57.60% 60.83%  5,365,073   5,050,163  10,415,236  11.42  11.43  11.42
                       ------------------------------------------------------------------------------------------------------------

Total - Joint
 Venture
 Properties            3,010,374 1,054,900 4,065,274  89.47% 66.14% 83.41%$30,106,074 $11,438,685 $41,544,759 $11.18 $16.39 $12.25
                       ============================================================================================================

                       ------------------------------------------------------------------------------------------------------------

Wholly-owned and JV  -
 Operating  Properties
 (7)                   3,942,113 1,675,923 5,618,037  97.09% 85.17% 93.53%$33,957,224 $23,734,941 $57,692,165  $8.87 $16.63 $10.98

                       ------------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  Fund I

(2) Fund I portfolio of 25 triple-net, anchor-only leases with Kroger and Safeway supermarkets.

(3)  Fund I owns a 50% interest in the property.

(4)  Fund II has a 96% interest in the property.

(5)  Property is currently under property. construction.

(6)  Fund I owns a 20% interest in the property.

(7)  Weighted based on ownership interest.



                          QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

                                                                                      -------- -------

                                                                                      Year-to-   3     3 months  Year
                                                                                        Date    months   ended    ended
                                                                                                ended
                               Leasing Production                               Notes:June 30,  June    March   December
                                                                                        2006     30,     31,      31,
                                                                                                 2006    2006     2005
 -------------------------------------------------------------------------------      -------- ------- -------- --------


 New leases                                                                        (1)
 Number of new leases commencing                                                            9       8        1       28
 GLA                                                                                   30,098  26,469    3,629  219,770
 New base rent                                                                         $15.96  $14.72   $25.00   $11.20
 Previous base rent (and percentage rent)                                              $13.34  $12.43   $20.00   $11.71
 Percentage growth in base rent                                                          19.6%   18.4%    25.0%    -4.3%
 Average cost per square foot                                                          $11.27  $10.07   $20.00   $11.57

 Renewal leases
 Number of renewal leases commencing                                                       17       2       15       52
 GLA expiring                                                                         165,054  55,580  109,474  348,354
 Renewal percentage                                                                (2)     60%     16%      83%      70%
 New base rent                                                                         $12.66  $19.28   $12.01   $12.14
 Expiring base rent (and percentage rent)                                              $11.88  $19.19   $11.17   $10.86
 Percentage growth in base rent                                                           6.5%    0.5%     7.5%    11.8%
 Average cost per square foot                                                           $0.00   $0.00    $0.00    $0.00

 Total new and renewal Leases
 Number of new and renewal leases commencing                                               26      10       16       80
 GLA commencing                                                                       129,854  35,362   94,492  462,975
 New base rent                                                                         $13.42  $15.87   $12.51   $11.69
 Expiring base rent (and percentage rent)                                              $12.22  $14.13   $11.51   $11.26
 Percentage growth in base rent                                                    (2)    9.8%   12.3%     8.7%     3.8%
 Average cost per square foot                                                           $2.61   $7.54    $0.77    $5.49
                                                                                      -------- -------


(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

(2)  Rent is presented on a cash basis. Rents have not been averaged over terms.
     Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is initially paid at commencement.



         QUARTERLY SUPPLEMENTAL DISCLOSURE
         June 30, 2006


                              Top Tenants - Ranked
                             by Annualized Base Rent
                                   -----------
            (Combined basis - Includes pro-rata share of GLA and rent
                               for JV properties)

                                                                                               Percentage of Total
                                       Wholly-Owned     Joint Ventures (2)      Combined         Represented by
                                                                                                  Retail Tenant
                                   -------------------------------------------------------------------------------
                                                                                                                           Average
                         Number of                                                                                          Gross
            Retail       stores in   Total   Annualized  Total  Annualized  Total   Annualized   Total  AnnualizedAverage Occupancy
                                                 Base              Base                 Base               Base
Ranking     Tenant       combined     GLA     Rent (1)    GLA    Rent (1)    GLA     Rent (1)  Portfolio Rent (3)  Sales  Cost (4)
                         portfolio                                                              GLA( 3)             (per
                                                                                                                    sq.
                                                                                                                    ft.)
-----------------------------------------------------------------------------------------------------------------------------------

     1 Albertson's               4   220,625 $3,012,896       -        $-   220,625 $3,012,896      3.8%      5.1%
         -- Shaw's               3   175,801  2,358,192       -         -   175,801  2,358,192      3.0%      4.0%   475       2.8%
         -- Acme                 1    44,824    654,704       -         -    44,824    654,704      0.8%      1.1%   294       5.5%

     2 A&P (Waldbaum's)          4   149,729  2,566,284  18,722   246,960   168,451  2,813,244      2.9%      4.7%
         --
          A&P/Waldbaum's         4   149,729  2,566,284  18,722   246,960   168,451  2,813,244      2.9%      4.7%   348       5.8%

     3 Sears                     7   485,111  1,829,484  68,690   330,263   553,801  2,159,747      9.4%      3.6%
         -- Kmart                5   424,411  1,571,484  49,355   277,463   473,766  1,848,947      8.1%      3.1%   166       3.7%
         -- Sears                2    60,700    258,000  19,335    52,800    80,035    310,800      1.4%      0.5%   231       1.8%

     4 T.J. Maxx                10   289,427  2,051,182   6,972    88,190   296,399  2,139,372      5.0%      3.6%
         -- T.J. Maxx            4    88,200    726,300   6,972    88,190    95,172    814,490      1.6%      1.4%   281       4.3%
         -- Marshalls            3   102,781    731,494       -         -   102,781    731,494      1.7%      1.2%   178       5.7%
         -- A.J.
          Wright's               2    58,800    286,131       -         -    58,800    286,131      1.0%      0.5%   144       5.8%
         -- Homegoods            1    39,646    307,257       -         -    39,646    307,257      0.7%      0.5%   146       6.8%

     5 Ahold                     3   180,001  1,568,670       -         -   180,001  1,568,670      3.1%      2.6%
         -- Stop and
          Shop                   2   117,911  1,289,265       -         -   117,911  1,289,265      2.0%      2.2%   346       3.6%
         -- Giant                1    62,090    279,405       -         -    62,090    279,405      1.1%      0.5%     -         -

     6 Wal-Mart                  2   210,114  1,515,409       -         -   210,114  1,515,409      3.6%      2.5%   336       3.2%

     7 Home Depot                2   211,003  1,009,646       -         -   211,003  1,009,646      3.6%      1.7%     -         -

     8 Brook's Drug              6    72,832    995,048       -         -    72,832    995,048      1.2%      1.7%
         -- Eckerd's             6    72,832    995,048       -         -    72,832    995,048      1.2%      1.7%   442       4.6%

     9 Pathmark                  1    47,773    955,460       -         -    47,773    955,460      0.8%      1.6%     -         -

       Redner's
    10  Supermarket              2   111,739    875,912       -         -   111,739    875,912      1.9%      1.5%   250       4.0%

    11 Price Chopper             1    77,450    804,059       -         -    77,450    804,059      1.3%      1.3%   672       1.9%
       Restoration
    12  Hardware                 1     9,220    697,200       -         -     9,220    697,200      0.2%      1.2%   249      32.6%
    13 Kroger( 5)               13         -          - 156,069 1,137,042   156,069  1,137,042      2.7%      1.9%     -         -
    14 Safeway (6)              13         -          - 132,409 1,133,607   132,409  1,133,607      2.3%      1.9%     -         -
    15 Clearview Cinema          1    25,400    686,250       -         -    25,400    686,250      0.4%      1.2%     -         -
       Federated
        Department
    16  Stores (Macy's)          1    73,349    651,245       -         -    73,349    651,245      1.2%      1.1%   205       6.2%
    17 Payless Shoes            11    36,076    557,570   1,524    43,273    37,600    600,843      0.6%      1.0%     -         -
    18 JC Penney                 2    72,580    591,747       -         -    72,580    591,747      1.2%      1.0%   182       5.9%
    19 Walgreen's                2    23,904    589,088       -         -    23,904    589,088      0.4%      1.0%   342       8.8%
       King Kullen
    20  Grocery                  1    48,100    562,600       -         -    48,100    562,600      0.8%      0.9%   548       2.7%
                        ------------------------------------------------------------------------------------------


             Total              87 2,344,433 21,519,750 384,386 2,979,335 2,728,819 24,499,085     46.5%     41.1%
                        ==========================================================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) Includes Funds I, II, Crossroads Shopping Center and Brandywine joint ventures. The above amounts represent the Company's pro-rata share of square footage and rent.

(3) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of joint venture properties.

(4) Occupancy cost = Gross rents (base rent, percentage rent and expense reimbursements) divided by sales. * indicates not all locations are required to report sales. Amount is left blank if the tenant is not required to report sales at any of the locations.

(5) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non- supermarket tenant and ceased operations at one other location.

(6) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non- supermarket tenant and ceased operations at one other location.


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

                  Anchor Detail
         --------------------------------

------------------------------------------------------------------------------------------------
                                                                 Annual   Annual
               Property/Tenant Name        Square     Lease       Base     Base
                 (Type of Center)         Footage  Expiration     Rent     Rent      Options
                                                                            PSF
------------------------------------------------------------------------------------------------
         THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS
          ANCHOR TENANTS
         (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
-----------------------------------------

New York Region
-----------------------------------------

 Connecticut
 ----------------------------------------
  239 Greenwich Ave., Greenwich
         Coach                               4,541  1/31/2016     305,544  67.29 (1) 5 Year
         Restoration Hardware               12,293  4/30/2015     929,600  75.62 (2) 5 Years
                                         ----------           -------------------
                  Property total            16,834              1,235,144  73.37
                                         ----------           -------------------

 New Jersey
 ----------------------------------------
  Elmwood Park Shopping Center, Elmwood
   Park
         Walgreens                          14,837  5/31/2022     435,000  29.32 (8) 5 Year
         Pathmark                           47,773 11/30/2017     955,460  20.00 (7) 5 Year
                                         ----------           -------------------
                  Property total            62,610              1,390,460  22.21
                                         ----------           -------------------

 New York
 ----------------------------------------
  Soundview Marketplace, Port Washington
         King Kullen                        48,100  9/26/2007    $562,600 $11.70 (7) 5 Year
         Clearview Cinema                   25,400  5/31/2010     686,250  27.02 (4) 5 Year
                                         ----------           -------------------
                  Property total            73,500              1,248,850  16.99
                                         ----------           -------------------

  Village Commons Shopping Center
         Daffy's                            16,125   1/7/2008     274,125  17.00 (4) 5 Year
         Walgreens                           9,067 12/31/2021     154,088  16.99              -
                                         ----------           -------------------
                  Property total            25,192                428,213  17.00
                                         ----------           -------------------

  Branch Plaza
         CVS                                11,050  5/31/2010     181,026  16.38              -
         A&P                                63,000 11/30/2013     920,964  14.62 (3) 5 Year
                                         ----------           -------------------
         Property Total:                    74,050              1,101,990  14.88
                                         ----------           -------------------

  Amboy Shopping Center
         Waldbaum's (A&P)                   37,266   7/6/2028     745,320  20.00              -
         Duane Reed                          9,698  8/31/2008     266,695  27.50 (2) 5 Year
                                         ----------           -------------------
                                            46,964              1,012,015  21.55
                                         ----------           -------------------
  Pacesetter Park Shopping Center, Pomona
         Stop & Shop (Ahold)                52,052  8/31/2020     352,265   6.77 (2) 10 Year
                                         ----------           -------------------
                  Property total            52,052                352,265   6.77
                                         ----------           -------------------


              Total: New York Region       351,202              6,768,937  19.27
                                         ----------           -------------------




Retail Anchor Properties- Wholly Owned (continued)
---------------------------------------------------

New England
-----------------------------------------

 Connecticut
 ----------------------------------------
  Town Line Plaza, Rocky Hill
         Wal*Mart( 1)                       97,300          -          $-     $- REA Agreement
         Super Stop & Shop (Ahold)          65,859 11/30/2023     937,000  14.23 (8) 5 Year
                                         ----------           -------------------
                  Property total           163,159                937,000  14.23
                                         ----------           -------------------

 Massachusetts
 ----------------------------------------
  Methuen Shopping Center, Methuen
         Demoulas Super Markets             30,460  1/31/2015     109,656   3.60 (1) 5 Year
         Wal*Mart                           89,544 10/23/2011     626,808   7.00 (8) 5 Year
                                         ----------           -------------------
                  Property total           120,004                736,464   6.14
                                         ----------           -------------------

  Crescent Plaza, Brockton
         Home Depot                        106,760 10/31/2021     602,126   5.64 (7) 5 Year
         Shaw's  (Albertsons)               50,225 12/31/2012     516,960  10.29 (6) 5 Year
                                         ----------           -------------------
                  Property total           156,985              1,119,086   7.13
                                         ----------           -------------------

 New York
 ----------------------------------------
  New Loudon Center, Latham
         Bon Ton                            65,365   2/1/2014     261,460   4.00 (4) 5 Year
         Marshalls (TJX)                    37,212  1/31/2014     158,151   4.25 (3) 5 Year
         Price Chopper                      77,450  5/31/2015     804,059  10.38 (4) 5 Year
         A.C. Moore                         21,520  4/30/2009     221,226  10.28 (3) 5 Year
         Raymours Furniture Co              49,664  4/30/2019     155,591   3.13 (3) 5 Year
                                         ----------           -------------------
                  Property total           251,211              1,600,487   6.37
                                         ----------           -------------------

 Rhode Island
 ----------------------------------------
  Walnut Hill Plaza, Woonsocket
         Sears                              60,700  8/31/2008     258,000   4.25 (5) 5 Year
         CVS                                 8,800  1/31/2009     154,000  17.50 (1) 5 Year
         Shaw's  (Albertsons)               52,392 12/31/2013     523,920  10.00 (3) 5 Year
                                         ----------           -------------------
                  Property total           121,892                935,920   7.68
                                         ----------           -------------------

 Vermont
 ----------------------------------------
  Gateway Shopping Center
         Shaw's (Albertsons)                                                     (5) 5 Yr. & (1)
                                            73,184  3/31/2024   1,317,312  18.00  4 Yr.
                                         ----------           -------------------
                  Property total            73,184              1,317,312  18.00
                                         ----------           -------------------

               Total : New England         886,435              6,646,269   8.42
                                         ----------           -------------------
Midwest
---------

 Illinois
 --------
  Hobson West Plaza, Naperville
         Bobak's Market and Restaurant      51,692 11/30/2007     225,436   4.36 (5) 5 Year
                                         ----------           -------------------
                  Property total            51,692                225,436   4.36
                                         ----------           -------------------
 Indiana
 ----------------------------------------
  Merrillville Plaza, Merrillville
         JC Penney                          50,000  1/31/2008     495,000   9.90 (2) 5 Year
         Officemax                          26,157  7/31/2008     222,335   8.50 (4) 5 Year
         Pier I                              9,143  1/31/2009     128,002  14.00              -
         David's Bridal                     13,266 11/19/2010     190,765  14.38 (2) 5 Year
         Toys R Us                          21,500  1/31/2014      87,500   4.07 (5) 5 Year
         TJ Maxx (TJX)                      25,200  1/31/2009     195,300   7.75 (1) 5 Year
                                         ----------           -------------------
                  Property total           145,266              1,318,902   9.08
                                         ----------           -------------------

(1) This space is contiguous to the Company's property and is not owned by the Company.


Retail Anchor Properties- Wholly Owned
 (continued)
-----------------------------------------

 Michigan
 ----------------------------------------
  Bloomfield Town Square, Bloomfield
   Hills
         HomeGoods (TJX)                    39,646  5/31/2010     307,257   7.75 (3) 5 Year
         Officemax                          21,500  6/30/2010     193,500   9.00 (3) 5 Year
         Marshalls (TJX)                    28,324  9/30/2011     226,592   8.00 (3) 5 Year
         TJ Maxx (TJX)                      36,000  1/31/2009     261,000   7.25 (1) 5 Year
                                         ----------           -------------------
                  Property total           125,470                988,349   7.88
                                         ----------           -------------------

 Ohio
 --------
  Mad River Station, Dayton
         Babies 'R' Us                      33,147  2/28/2010     260,204   7.85 (2) 5 Year
         Pier I                             10,111  2/28/2010     227,037  22.45              -
         Office Depot                       25,038  8/31/2010     315,479  12.60              -
                                         ----------           -------------------
                  Property total            68,296                802,720  11.75
                                         ----------           -------------------

                  Total: Midwest           390,724              3,335,407   8.54
                                         ----------           -------------------

Mid-Atlantic
-----------------------------------------

 New Jersey
 ----------------------------------------
  Marketplace of Absecon, Absecon
         Eckerd Drug (Brook's)              13,207  8/30/2020     329,310  24.93 (4) 5 Year
         Acme Markets (Albertson)           44,824  4/30/2015     654,704  14.61 (8) 5 Year
                                         ----------           -------------------
                  Property total            58,031                984,014  16.96
                                         ----------           -------------------

  Ledgewood Mall, Ledgewood
         Circuit City                       33,294  1/31/2020     449,469  13.50 (4) 5 Year
         Ashley Furniture                   41,806 12/31/2010     212,793   5.09 (2) 5 Year
         Barnes & Noble                     12,500  1/31/2010     224,000  17.92 (5) 5 Year
         Marshalls (TJX)                    37,245  9/30/2014     346,751   9.31 (4) 5 Year
         The Sports Authority               52,205  5/31/2007     225,000   4.31 (6) 5 Year
         Macy's Department Store                                                 (3) 5 Year
          (Federated) (1)                   73,349  1/31/2010     651,245   8.88
         Wal*Mart                          120,570  3/31/2019     888,601   7.37 (6) 5 Year
                                         ----------           -------------------
                  Property total           370,969              2,997,859   8.08
                                         ----------           -------------------

  A&P Shopping Plaza - Boonton
         A&P                                49,463 10/26/2024     900,000  18.20 (9) 5 Year
                                         ----------           -------------------
                  Property total            49,463                900,000  18.20
                                         ----------           -------------------

 Pennsylvania
 ----------------------------------------
  Abington Town Center, Abington
         TJ Maxx (TJX)                      27,000 11/30/2010    $270,000 $10.00 (2) 5 Year
         Target( 1)                                                              Condominium
                                           157,616          -           -      -  Agreement
                                         ----------           -------------------
                  Property total           184,616                270,000  10.00
                                         ----------           -------------------

  Chestnut Hill LLC
         Express                            12,882  1/31/2009    $510,344 $39.62
         Borders Books                      18,538  1/31/2010     482,000  26.00
                                         ----------           -------------------
                  Property total            31,420                992,344  77.03
                                         ----------           -------------------

               Total : Mid-Atlantic        694,499              6,144,217  11.44
                                         ----------           -------------------

Retail Anchor Properties- Wholly Owned (continued)
---------------------------------------------------

Northeast Pennsylvania
-----------------------------------------
  Blackman Plaza, Wilkes-Barre
         Eckerd Drug (Brook's)               7,000  7/31/2006      59,710   8.53              -
         Kmart                             104,956 10/31/2009     204,664   1.95 (8) 5 Year
                                         ----------           -------------------
                  Property total           111,956                264,374   2.36
                                         ----------           -------------------

  Bradford Towne Centre, Towanda
         Kmart                              94,841  3/31/2019     474,205   5.00 (10) 5 Year
         Eckerd Drug (Brook's)              11,840  1/31/2010     118,400  10.00 (3) 5 Year
         JC Penney                          22,764 11/30/2009      96,747   4.25 (7) 5 Year
         P & C Foods (Penn Traffic)         51,658  9/30/2014     413,264   8.00 (2) 5 Year
                                         ----------           -------------------
                  Property total           181,103              1,102,616   6.09
                                         ----------           -------------------

  Greenridge Plaza, Scranton
         Giant Food Stores (Ahold)          62,090  4/30/2021     279,405   4.50 (6) 5 Year
                                         ----------           -------------------
                  Property total            62,090                279,405   4.50
                                         ----------           -------------------

  Luzerne Street Shopping Center,
   Scranton
         Price Rite (Wakefern)              29,663  4/30/2015     118,652   4.00 (4) 5 Year
         Eckerd Drug (Brook's)              14,000  4/30/2009     105,000   7.50 (2) 5 Year
                                         ----------           -------------------
                  Property total            43,663                223,652   5.12
                                         ----------           -------------------

  Mark Plaza, Edwardsville
         Kmart                             104,956 10/31/2009     204,664   1.95 (8) 5 Year
         Redner's Market                    52,639  5/31/2018     447,432   8.50 (2) 5 Year
                                         ----------           -------------------
                  Property total           157,595                652,096   4.14
                                         ----------           -------------------

  Pittston Plaza, Pittston
         Redner's Market                    59,100 12/31/2018     428,480   7.25 (2) 5 Year
                                         ----------           -------------------
                  Property total            59,100                428,480   7.25
                                         ----------           -------------------

  Plaza 422, Lebanon
         Home Depot                        104,243 12/31/2028     407,520   3.91 (6) 5 Year
                                         ----------           -------------------
                  Property total           104,243                407,520   3.91
                                         ----------           -------------------

  Route 6 Mall, Honesdale
         Eckerd Drugs (Brook's)             11,840  1/31/2011     118,400  10.00 (3) 5 Year
         Fashion Bug                        15,000  1/31/2016           -      -              -
         Kmart                             119,658  4/30/2020     687,948   5.75 (10) 5 Year
                                         ----------           -------------------
                  Property total           146,498                806,348   5.50
                                         ----------           -------------------

              Total : Northeastern
                   Pennsylvania            866,248              4,164,491   4.81
                                         ----------           -------------------




Total: Retail Anchor Properties - Wholly
 Owned Properties                        3,189,108            $27,059,321  $9.22
                                         ==========           ===================


(1) Target owns the portion of the main building (157,616 square feet) that their store is located in.


Joint Venture Properties
-----------------------------------------

New York Region
-----------------------------------------

 New York
 ----------------------------------------
  Crossroads Shopping Center, White Plains (49% jv)
         Kmart                             100,725  1/31/2012    $566,250  $5.62 (4) 5 Year
         Waldbaum's (A&P)                   38,208 12/31/2007     504,000  13.19 (5) 5 Year
         B. Dalton (Barnes & Noble)         12,430  5/28/2012     345,928  27.83 (2) 5 Year
         Pier 1                              8,818  2/28/2007     278,825  31.62 (2) 5 Year
         Pay Half                           15,000 12/31/2006     372,600  24.84              -
         Modell's                           25,000  2/28/2009     193,750   7.75 (2) 5 Year
                                         ----------           -------------------
                  Property total           200,181              2,261,353  11.30
                                         ----------           -------------------

  400 East Fordham Road (Fund II)
         Sears                             100,703  7/16/2007     275,000   2.73              -
                                         ----------           -------------------

  Tarrytown Centre
         Walgreen's                         15,497  6/30/2080     475,000  30.65              -
                                         ----------           -------------------

  Sherman Avenue
         Pilot Garage                       74,000  6/14/2007     375,000   5.07              -
         City of New York                   60,773     MTM      1,595,291  26.25              -
                                         ----------           -------------------
                                           134,773              1,970,291  14.62
                                         ----------           -------------------
  161st Street
         City of New York                  137,334  7/18/2006   2,334,682  17.00              -
                                         ----------           -------------------
                                           137,334              2,334,682  17.00
                                         ----------           -------------------

             Total  : New York Region      588,488              7,316,326  12.43
                                         ----------           -------------------

Mid-Atlantic Region
-----------------------------------------

 Delaware
 ----------------------------------------
  Brandywine Town Center (Brandywine JV)
         Annie Sez (Big M)                  13,325  1/31/2007     279,825  21.00 (3) 5 Year
         Michaels                           24,876  2/28/2011     572,148  23.00 (3) 5 Year
         Old Navy (The Gap)                 24,631  4/30/2011     617,745  25.08 (1) 5 Year
         Petsmart                           23,963  6/30/2017     455,297  19.00 (5) 5 Year
         Thomasville Furniture              18,893 11/30/2011     485,739  25.71 (2) 5 Year
         World Market                       20,310  1/31/2015     406,200  20.00              -
         Access Group                       76,458  5/31/2015   1,548,275  20.25 (2) 5 Year
         Bed, Bath & Beyond                 50,977  1/31/2014     868,426  17.04 (3) 5 Year
         Dick's Sporting Goods              50,000  5/31/2013     700,000  14.00 (3) 5 Year
         Lowe's Home Centers               140,000  8/31/2018   1,925,000  13.75 (6) 5 Year
         Regal Cinemas                      65,641   6/1/2017     861,210  13.12 (4) 5 Year
         Target                            138,000  1/31/2018     800,000   5.80 (4) 10 Year
         Kincaid Furniture                  14,535  3/31/2010     247,095  17.00              -
         Transunion Settlement              39,714  3/31/2013     938,745  23.64 (1) 5 Year
         The Bombay Company                  8,965  1/31/2015     215,160  24.00 (2) 5 Year
         Lane Home Furnishings              21,827 10/31/2015     409,693  18.77 (3) 5 Year
         MJM Designer                       25,000  9/30/2015     325,000  13.00
         Target                             27,716  1/31/2011     304,876  11.00
                                         ----------           -------------------
                  Property total           784,831             11,960,434  15.24
                                         ----------           -------------------

  Market Square Shopping Center
   (Brandywine JV)
         Trader Joe's                        7,675  1/31/2013     149,662  19.50 (3) 5 Year
         TJ Maxx (TJX)                      31,175  1/31/2011     396,894  12.73 (1) 5 Year
                                         ----------           -------------------
                  Property total            38,850                546,556  14.07
                                         ----------           -------------------


 Joint Venture Properties (continued)
 ----------------------------------------

 Mid-Atlantic Region (continued)
 ----------------------------------------


 Virginia
 ----------------------------------------
  Haygood Shopping Center (Fund I)
         Eckerd Drugs (Brook's)             11,280 11/30/2009      28,500   2.53              -
                                         ----------           -------------------
                  Property Total            11,280                 28,500   2.53
                                         ----------           -------------------

           Total  : Mid-Atlantic Region    834,961             12,535,490  15.01
                                         ----------           -------------------

Midwest Region
-----------------------------------------

 Ohio
 --------
  Amherst Marketplace (Fund I)
         Riser Foods Company/Pharmacy       10,500  3/31/2012     135,135  12.87 (3) 5 Year
         Riser Foods Company/Supermarket    66,237  9/30/2021     630,576   9.52 (4) 5 Year
         Giant Eagle                             -   9/3/2021      30,000      - (4) 5 Year
                                         ----------           -------------------
                  Property total            76,737                795,711  22.39

  Granville Centre (Fund I)
         Lifestyle Family Fitness, Inc.     34,951  1/31/2017     402,085  11.50 (2) 5 Year
                                         ----------           -------------------

  Sheffield Crossing (Fund I)
         Revco Drug                         10,500  5/31/2012     140,700  13.40 (3) 5 Year
         Giant Eagle                        59,159  5/31/2022     620,579  10.49 (4) 5 Year
                                         ----------           -------------------
                  Property total            69,659                761,279  10.93
                                         ----------           -------------------

 Michigan
 ----------------------------------------
  Sterling Heights (Fund I)
         Burlington Coat Factory            70,400  1/31/2024     281,600   4.00              -
                                         ----------           -------------------


                  Total: Midwest           251,747              2,240,675   8.90
                                         ----------           -------------------
 Various
 ----------------------------------------

         Kroger/Safeway (Fund I)         1,018,100       2009   8,013,583   7.87
                                         ----------           -------------------


         Total: Joint Venture Properties 2,693,296            $30,106,074 $11.18
                                         ==========           ===================

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

                     Anchor Lease Expirations - Next 3 Years
  -------------------------------------------------------------------------------------------


  ----------------------------------------------------------------------------------------------------------------------
                                                                              Gross Leased       Annualized Base Rent
                                                                                   Area
                                                                             ---------------- --------------------------
                                                                                      Percent            Percent Average
                                                                              Square    of                  of     per
              Center                               Anchor                     footage   all     Amount     all   Sq. Ft.
                                                                                       anchors            anchors
  ----------------------------------------------------------------------------------------------------------------------

           Wholly Owned
  ------------------------------

                           2006

  Blackman Plaza                Eckerd Drugs (Brook's)                          7,000   0.24%     59,710    0.22%  8.53
                                                                             ---------------- --------------------------

                                                 Total 2006                     7,000   0.24%     59,710    0.22%  8.53
                                                                             ---------------- --------------------------

                           2007
  Ledgewood Mall                The Sports Authority                           52,205   1.76%    225,000    0.83%  4.31
  Soundview Marketplace         King Kullen                                    48,100   1.62%    562,600    2.08% 11.70
  Hobson West Plaza             Bobak's                                        51,692   1.75%    225,436    0.83%  4.36
                                                                             ---------------- --------------------------

                                                 Total 2007                   151,997   5.13%  1,013,036    3.74%  6.66
                                                                             ---------------- --------------------------

                           2008
  Village Commons Shopping      Daffy's Inc.
   Center                                                                      16,125   0.54%    274,125    1.01% 17.00
  Merrillville Plaza            JC Penny Co.                                   50,000   1.69%    495,000    1.83%  9.90
  Merrillville Plaza            Officemax Inc.                                 26,157   0.88%    222,335    0.82%  8.50
  Amboy Shopping Center         Duane Reade                                     9,698   0.33%    266,695    0.99% 27.50
  Walnut Hill Plaza             Sears                                          60,700   2.05%    258,000    0.95%  4.25
                                                                             ---------------- --------------------------

                                                 Total 2008                   162,680   3.26%  1,516,155    2.76%  9.32
                                                                             ---------------- --------------------------

                                            Total - Next 3 Years             $321,677   8.63% $2,588,901    6.72% $8.05
                                                                             ================ ==========================


                           Crossroads Joint Venture
  ---------------------------------------------------------------------------
                           2006
  Crossroads Shopping Center    P.H. Greenburgh                                15,000            372,600       -      -

                                                 Total 2006                    15,000   0.00%    372,600    0.00% 24.84
                                                                             ---------------- --------------------------

                           2007
  Crossroads Shopping Center    Pier 1                                          8,818   4.41%    278,825   12.33% 31.62
  Crossroads Shopping Center    Waldbaum's                                     38,208  19.09%    504,000   22.29% 13.19
                                                                             ---------------- --------------------------

                                                 Total 2007                    47,026  23.50%    782,825   34.62% 16.65
                                                                             ---------------- --------------------------

                           2008                                                     -      -           -       -      -
                                                                             ---------------- --------------------------

                                            Total - Next 3 Years              $62,026  23.50% $1,155,425   34.62%$18.63
                                                                             ================ ==========================


                           Brandywine Joint Venture
  ---------------------------------------------------------------------------

                           2006

                           2007
  Brandywine Town Center        Annie Sez (Big M)                              13,325   1.62%    279,825    2.24% 21.00

                           2008                                                     -      -           -       -      -
                                                                             ---------------- --------------------------

                                            Total - Next 3 Years              $13,325   1.62%   $279,825    2.24%$21.00
                                                                             ================ ==========================


              Fund I
  ------------------------------

                           2006

                           2007

                           2008                                                     -      -           -       -      -
                                                                             ---------------- --------------------------

                                            Total - Next 3 Years                   $-   0.00%         $-    0.00%    $-
                                                                             ================ ==========================
             Fund II
  ------------------------------

          Month-to-month


                           2006                                                     -                  -
  161st Street                  New York City                                 137,334  36.84%  2,334,682   50.99% 17.00

                           2007
  Sherman Avenue                Pilot Garage                                   74,000  19.85%    375,000    8.19%  5.07
  400 East Fordham Road         Sears                                         100,703  27.01%    275,000    5.99%  2.73
                                                                             ---------------- --------------------------

                                                 Total 2007                   174,703  46.86%    650,000   14.18%  3.72
                                                                             ---------------- --------------------------
                           2008
  Sherman Avenue                New York City                                  60,773  16.30%  1,595,291   34.83% 26.25
                                                                             ---------------- --------------------------

                                            Total - Next 3 Years             $372,810 100.00% $4,579,973  100.00%$12.29
                                                                             ================ ==========================
  (1) Tenant pays rent based on percentage of sales


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

                                Lease Expirations
                     ---------------------------------------


                  ----------------------------------------------------------------------
                               Gross Leased Area               Annualized Base
                                                                      Rent
                           -------------------------          -------------------
                  Number of                  Percent                      Percent Average
                   Leases        Square        of                           of     per
                  Expiring      Footage       Total              Amount    Total Sq. Ft.
                  ----------------------------------------------------------------------

Wholly-Owned
 Propeties
  Anchor Tenant Expirations

             2006        1             7,000   0.24%               59,710   0.22%  8.53
             2007        3           151,997   5.13%            1,013,036   3.74%  6.66
             2008        5           162,680   5.50%            1,516,155   5.60%  9.32
             2009       10           360,221  12.17%            2,080,947   7.69%  5.78
             2010       15           394,651  13.35%            4,429,609  16.39% 11.22
             2011        2            40,164   1.36%              344,992   1.27%  8.59
             2012        2           139,769   4.72%            1,143,768   4.23%  8.18
             2013        2           115,392   3.90%            1,444,884   5.34% 12.52
             2014        5           212,980   7.19%            1,267,126   4.68%  5.95
             2015        5           164,230   5.55%            2,507,015   9.26% 15.27
             2016        2            19,541   0.66%              305,544   1.13% 15.64
             2017        1            47,773   1.61%              955,460   3.53% 20.00
             2018        2           111,739   3.77%              875,912   3.24%  7.84
             2019        4           265,075   8.95%            1,518,396   5.61%  5.73
             2020        4           218,211   7.37%            1,818,995   6.72%  8.34
             2021        3           204,087   6.89%            1,035,619   3.83%  5.07
             2022        1            14,837   0.50%              435,000   1.61% 29.32
             2023        1            65,859   2.22%              937,000   3.46% 14.23
             2024        2           122,647   4.14%            2,217,312   8.19% 18.08
             2028        3           141,509   4.78%            1,152,841   4.26%  8.15

                  ----------------------------------          --------------------------
    Total Occupied      73         2,960,362 100.00%          $27,059,321 100.00% $9.14
                                                              ==========================

    -----------------------------------------

    Anchor GLA Owned by
     Tenants                         254,916
    Total Vacant                      67,918
                           ------------------

    Total Square
     Feet                          3,283,196
                           ==================

    -----------------------------------------




Wholly-Owned
 Propeties
  Shop Tenant Expirations
       Month to
          Month         16            35,914   2.72%             $243,583   1.15% $6.78
             2006       33            68,119   5.17%            1,157,448   5.46% 16.99
             2007       68           258,072  19.57%            3,695,888  17.44% 14.32
             2008       56           179,257  13.59%            3,395,261  16.00% 18.94
             2009       62           219,898  16.66%            3,512,143  16.57% 15.97
             2010       47           141,239  10.71%            2,041,247   9.63% 14.45
             2011       34           120,419   9.13%            2,023,258   9.54% 16.80
             2012        7            16,261   1.23%              371,426   1.75% 22.84
             2013       13            42,349   3.21%              872,962   4.12% 20.61
             2014       20           103,061   7.82%            1,451,100   6.84% 14.08
             2015       14            76,305   5.79%            1,180,923   5.57% 15.48
             2016        4            11,693   0.89%              250,340   1.18% 21.41
             2018        4             6,805   0.52%              270,408   1.28% 39.74
             2019        1                 -   0.00%               51,205   0.24%     -
             2020        4            20,945   1.59%              406,728   1.92% 19.42
             2021        1            12,487   0.95%              143,935   0.68% 11.53
             2022        1             2,205   0.17%               41,895   0.20% 19.00
             2026        1             3,629   0.28%               90,724   0.43% 25.00

                  ----------------------------------          --------------------------
    Total Occupied     386         1,318,658 100.00%          $21,200,474 100.00%$16.08
                                                              ==========================

    -----------------------------------------

    Total Vacant                     249,564
                           ------------------

    Total Square
     Feet                          1,568,222
                           ==================

    -----------------------------------------


Wholly-Owned
 Propeties
  Total Tenant Expirations
       Month to Month   16           $35,914   0.84%             $243,583   0.50% $6.78
             2006       34            75,119   1.76%            1,217,158   2.52% 16.20
             2007       71           410,069   9.58%            4,708,924   9.76% 11.48
             2008       61           341,937   7.99%            4,911,416  10.18% 14.36
             2009       72           580,119  13.55%            5,593,090  11.60%  9.64
             2010       62           535,890  12.52%            6,470,856  13.41% 12.07
             2011       36           160,583   3.75%            2,368,250   4.91% 14.75
             2012        9           156,030   3.65%            1,515,194   3.14%  9.71
             2013       15           157,741   3.69%            2,317,846   4.80% 14.69
             2014       25           316,041   7.39%            2,718,226   5.63%  8.60
             2015       19           240,535   5.62%            3,687,938   7.64% 15.33
             2016        6            31,234   0.73%              555,884   1.15% 17.80
             2017        1            47,773   1.12%              955,460   1.98% 20.00
             2018        6           118,544   2.77%            1,146,320   2.38%  9.67
             2019        5           265,075   6.19%            1,569,601   3.25%  5.92
             2020        8           239,156   5.59%            2,225,723   4.61%  9.31
             2021        4           216,574   5.06%            1,179,554   2.44%  5.45
             2022        2            17,042   0.40%              476,895   0.99% 27.98
             2023        1            65,859   1.54%              937,000   1.94% 14.23
             2024        2           122,647   2.87%            2,217,312   4.59% 18.08
             2026        1             3,629   0.08%               90,724   0.19% 25.00
             2028        3           141,509   3.31%            1,152,841   2.39%  8.15
                  ----------------------------------          --------------------------

    Total Occupied     459        $4,279,020 100.00%          $48,259,795 100.00%$11.28
                                                              ==========================

    -----------------------------------------

    Anchor GLA Owned by
     Tenants                         254,916
    Total Vacant                     317,482
                           ------------------

    Total Square
     Feet                          4,851,418
                           ==================

    -----------------------------------------


Fund
 I
  Anchor Tenant Expirations

             2009       26         1,029,380  79.38%           $8,042,083  74.75% $7.81
             2012        2            21,000   1.62%              275,835   2.56% 13.14
             2017        1            34,951   2.70%              402,085   3.74% 11.50
             2021        2            66,237   5.11%              660,576   6.14%  9.97
             2022        1            59,159   4.56%              620,579   5.77% 10.49
             2024        1            70,400   5.43%              281,600   2.62%  4.00
             2080        1            15,497   1.20%              475,000   4.42% 30.65

                  ----------------------------------          --------------------------
    Total Occupied      34         1,296,624 100.00%          $10,757,758 100.00% $8.30

    -----------------------------------------

    Total Vacant                     317,078
                           ------------------

    Total Square
     Feet                          1,613,702
                           ==================

    -----------------------------------------




Fund
 I
  Shop Tenant Expirations
       Month to
          Month         15            41,901  19.78%             $399,713  16.08% $9.54
             2006        7            20,425   9.64%              163,944   6.59%  8.03
             2007       12            18,819   8.88%              247,989   9.98% 13.18
             2008       13            25,702  12.13%              289,572  11.65% 11.27
             2009        5             8,851   4.18%              145,703   5.86% 16.46
             2010        5             8,886   4.19%              175,638   7.07% 19.77
             2011        3             4,725   2.23%               87,645   3.53% 18.55
             2013        2            13,120   6.19%              124,820   5.02%  9.51
             2014        6            43,623  20.61%              486,016  19.55% 11.14
             2015        2             2,798   1.32%               40,745   1.64% 14.56
             2016        1             7,752   3.66%               81,396   3.27% 10.50
             2018        1             6,957   3.28%               50,004   2.01%  7.19
             2019        1             3,141   1.48%               42,000   1.69% 13.37
             2020        1             5,157   2.43%              150,843   6.07% 29.25

                  ----------------------------------          --------------------------
    Total Occupied      74           211,857 100.00%           $2,486,028 100.00%$11.73

    -----------------------------------------

    Total Vacant                     144,547
                           ------------------

    Total Square
     Feet                            356,404
                           ==================

    -----------------------------------------


Fund
 I
  Total Tenant Expirations
       Month to Month   15            41,901   2.78%             $399,713   3.02% $9.54
             2006        7            20,425   1.35%              163,944   1.24%  8.03
             2007       12            18,819   1.25%              247,989   1.87% 13.18
             2008       13            25,702   1.70%              289,572   2.19% 11.27
             2009       31         1,038,231  68.83%            8,187,786  61.80%  7.89
             2010        5             8,886   0.59%              175,638   1.33% 19.77
             2011        3             4,725   0.31%               87,645   0.66% 18.55
             2012        2            21,000   1.39%              275,835   2.08% 13.14
             2013        2            13,120   0.87%              124,820   0.94%  9.51
             2014        6            43,623   2.89%              486,016   3.67% 11.14
             2015        2             2,798   0.19%               40,745   0.31% 14.56
             2016        1             7,752   0.51%               81,396   0.61% 10.50
             2017        1            34,951   2.32%              402,085   3.04% 11.50
             2018        1             6,957   0.46%               50,004   0.38%  7.19
             2019        1             3,141   0.21%               42,000   0.32% 13.37
             2020        1             5,157   0.34%              150,843   1.14% 29.25
             2021        2            66,237   4.39%              660,576   4.99%  9.97
             2022        1            59,159   3.92%              620,579   4.69% 10.49
             2024        1            70,400   4.67%              281,600   2.13%  4.00
             2080        1            15,497   1.03%              475,000   3.59% 30.65
                  ----------------------------------          --------------------------

    Total Occupied     108         1,508,481 100.00%          $13,243,786 100.00% $8.78

    -----------------------------------------

    Total Vacant                     461,625
                           ------------------

    Total Square
     Feet                          1,970,106
                           ==================

    -----------------------------------------



Fund
 II
  Anchor Tenant Expirations

             2006        1           137,334  36.84%            2,334,682  50.98% 17.00
             2007        2           174,703  46.86%              650,000  14.19%  3.72
             2008        1            60,773  16.30%            1,595,291  34.83% 26.25

                  ----------------------------------          --------------------------
    Total Occupied       4           372,810 100.00%           $4,579,973 100.00%$12.29

    -----------------------------------------

    Total Vacant                           -
                           ------------------

    Total Square
     Feet                            372,810
                           ==================

    -----------------------------------------




Fund
 II
  Shop Tenant Expirations
       Month to
          Month          5            41,209  14.01%             $274,031   8.58% $6.65
             2006        4            38,468  13.08%              704,725  22.08% 18.32
             2007        9           206,088  70.08%            2,079,261  65.14% 10.09
             2009        1             1,314   0.45%               21,600   0.68% 16.44
             2010        2             7,012   2.38%              112,604   3.53% 16.06

                  ----------------------------------          --------------------------
    Total Occupied      21           294,091 100.00%           $3,192,221 100.00%$10.85

    -----------------------------------------

    Total Vacant                     207,613
                           ------------------

    Total Square
     Feet                            501,704
                           ==================

    -----------------------------------------


Fund
 II
  Total Tenant Expirations
       Month to
          Month          5            41,209   6.18%             $274,031   3.53% $6.65
             2006        5           175,802  26.36%            3,039,407  39.11% 17.29
             2007       11           380,791  57.10%            2,729,261  35.12%  7.17
             2008        1            60,773   9.11%            1,595,291  20.51% 26.25
             2009        1             1,314   0.20%               21,600   0.28% 16.44
             2010        2             7,012   1.05%              112,604   1.45% 16.06

                  ----------------------------------          --------------------------
    Total Occupied      25           666,901 100.00%           $7,772,194 100.00%$11.65

    -----------------------------------------

    Total Vacant                     207,613
                           ------------------

    Total Square
     Feet                            874,514
                           ==================

    -----------------------------------------



Crossroads (JV Property)
  Anchor Tenant Expirations

             2006        1            15,000   7.49%             $372,600  16.48% 24.84
             2007        2            47,026  23.49%              782,825  34.62% 16.65
             2009        1            25,000  12.49%              193,750   8.56%  7.75
             2012        2           113,155  56.53%              912,178  40.34%  8.06

                  ----------------------------------          --------------------------
    Total Occupied       6           200,181 100.00%           $2,261,353 100.00%$11.30

    -----------------------------------------

    Total Vacant                           -
                           ------------------

    Total Square
     Feet                            200,181
                           ==================

    -----------------------------------------




  Shop Tenant Expirations
       Month to
          Month          2             3,610   3.42%             $113,678   2.99%$31.49
             2006        3             5,840   5.54%              189,654   4.99% 32.48
             2007        4             4,912   4.66%              186,498   4.91% 37.97
             2008        8            31,460  29.82%            1,048,695  27.61% 33.33
             2009        6            17,318  16.42%              721,525  19.00% 41.66
             2011        2             4,070   3.86%              146,732   3.86% 36.05
             2012        2             5,250   4.98%              191,723   5.05% 36.52
             2014        4            19,941  18.91%              676,018  17.80% 33.90
             2017        1             6,600   6.26%              330,000   8.69% 50.00
             2022        1             6,462   6.13%              193,860   5.10% 30.00

                  ----------------------------------          --------------------------
    Total Occupied      33           105,463 100.00%           $3,798,383 100.00%$36.02

    -----------------------------------------

    Total Vacant                       5,000
                           ------------------

    Total Square
     Feet                            110,463
                           ==================

    -----------------------------------------


Crossroads (JV Property)
  Total Tenant Expirations
       Month to
          Month          2             3,610   1.18%             $113,678   1.88%$31.49
             2006        3             5,840   1.91%              189,654   3.13% 32.48
             2007        5            19,912   6.51%              559,098   9.23% 28.08
             2008        8            31,460  10.29%            1,048,695  17.31% 33.33
             2009        8            64,344  21.05%            1,504,350  24.81% 23.38
             2011        2             4,070   1.33%              146,732   2.42% 36.05
             2012        3            30,250   9.90%              385,473   6.36% 12.74
             2014        4            19,941   6.52%              676,018  11.16% 33.90
             2017        1             6,600   2.16%              330,000   5.45% 50.00
             2018        2           113,155  37.04%              912,178  15.05%  8.06
             2022        1             6,462   2.11%              193,860   3.20% 30.00

                  ----------------------------------          --------------------------
    Total Occupied      39           305,644 100.00%           $6,059,736 100.00%$19.83

    -----------------------------------------

    Total Vacant                       5,000
                           ------------------

    Total Square
     Feet                            310,644
                           ==================

    -----------------------------------------


Brandywine Portfolio (JV
 Properties)
  Anchor Tenant Expirations

             2007        1            13,325   1.62%              279,825   2.24% 21.00
             2010        1            14,535   1.76%              247,095   1.98% 17.00
             2011        5           127,291  15.45%            2,377,402  19.01% 18.68
             2013        3            97,389  11.82%            1,788,407  14.30% 18.36
             2014        2            50,977   6.19%              868,426   6.94% 17.04
             2015        5           152,560  18.52%            2,904,328  23.21% 19.04
             2017        2            89,604  10.88%            1,316,507  10.53% 14.69
             2018        2           278,000  33.76%            2,725,000  21.79%  9.80
                                                                            0.00%
                  ----------------------------------          --------------------------
    Total Occupied      21           823,681 100.00%          $12,506,990 100.00%$15.18

    -----------------------------------------

    Total Vacant                           -
                           ------------------

    Total Square
     Feet                            823,681
                           ==================

    -----------------------------------------




Brandywine Portfolio (JV
 Properties)
  Shop Tenant Expirations
       Month to Month    3            28,800  33.35%             $739,414  37.69%$25.67
             2006        2             7,500   8.69%              104,239   5.31% 13.90
             2007        1             8,100   9.38%              208,000  10.60% 25.68
             2008        2             9,700  11.24%              236,093  12.03% 24.34
             2010        2            11,817  13.69%              184,280   9.39% 15.59
             2013        2             6,950   8.05%              151,674   7.73% 21.82
             2014        1             4,962   5.75%              143,104   7.29% 28.84
             2015        2             8,500   9.85%              195,249   9.95% 22.97

                  ----------------------------------          --------------------------
    Total Occupied      15            86,329 100.00%           $1,962,053 100.00%$22.73

    -----------------------------------------

    Total Vacant                           -
                           ------------------

    Total Square
     Feet                             86,329
                           ==================

    -----------------------------------------


Brandywine Portfolio (JV
 Properties)
  Total Tenant Expirations
       Month to
          Month          3            28,800   3.16%             $739,414   5.11%$25.67
             2006        2             7,500   0.82%              104,239   0.72% 13.90
             2007        2            21,425   2.35%              487,825   3.37% 22.77
             2008        2             9,700   1.07%              236,093   1.63% 24.34
             2010        3            26,352   2.90%              431,375   2.98% 16.37
             2011        5           127,291  13.99%            2,377,402  16.43% 18.68
             2013        5           104,339  11.47%            1,940,081  13.41% 18.59
             2014        3            55,939   6.15%            1,011,530   6.99% 18.08
             2015        7           161,060  17.70%            3,099,577  21.42% 19.24
             2017        2            89,604   9.85%            1,316,507   9.10% 14.69
             2018        2           278,000  30.54%            2,725,000  18.84%  9.80

                  ----------------------------------          --------------------------
    Total Occupied      36           910,010 100.00%          $14,469,043 100.00%$15.90

    -----------------------------------------

    Total Vacant                           -
                           ------------------

    Total Square
     Feet                            910,010
                           ==================



                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

                                 Property Demographics (1)
              ----------------------------------------------------------

---------------------------------------------------------------------------------- ------------------------------------
                                                                                        3-Mile Radius(2)
                                                                                   ------------------------------------
Property                                                 Trade    Total                         #
Market                                                   Area     Base      Total   Total Households Median HH Avg. HH
Classification Property / JV Ownership City   State     (Miles)    Rent      GLA     Pop.    ("HH")   Income    Income
               %
---------------------------------------------------------------------------------- -------------------------------------
Primary       Brandywine Town Center Wilmington  DE
               & Mkt Sq./22.22%                            3 14,469,043   910,010   40,591    15,566  $70,145  $87,971
Primary       Elmwood Park Shopping  Elmwood Park NJ
               Ctr.                                        3  3,327,108   149,085  252,916    84,197  $44,191  $61,068
Primary       Chestnut Hill          PhiladelphiaPA        3  1,292,372    40,570  151,078    62,916  $53,324  $68,942
Primary       Abington Towne Center  Abington    PA        3    860,843   216,355
Primary       Granville Center /     Columbus    OH
               37.78%                                      3    638,404   134,997  113,906    49,527  $53,564  $70,562
Primary       Clark & Diversey       Chicago     IL        3    789,751    19,265  415,680   217,726  $56,930  $84,335
Primary       Hobson West Plaza      Naperville  IL        3  1,216,336    98,890   95,042    32,948  $82,298 $103,749
Primary       Methuen Shopping Ctr.  Methuen     MA        5    736,464   130,238   82,654    30,553  $37,421  $52,107
Primary       Crossroads Shopping    White PlainsNY
               Ctr. / 49%                                  3  6,059,736   310,644  102,957    39,813  $59,646  $86,839
Primary       The Branch Plaza       Smithtown   NY        3  2,420,941   125,751   71,215    24,266  $98,596 $113,345
Primary       Amboy Road             Staten      NY
                                      Island               3  1,419,565    60,080  155,416    56,011  $75,297  $89,580
Primary       Village Commons        Smithtown   NY
               Shopping Ctr.                               3  2,049,661    87,381   70,854    24,112  $98,448 $113,332
Primary       Bloomfield Town Square Bloomfield  MI
                                      Hills                5  1,964,058   214,866   61,631    24,011  $49,857  $83,461
Primary       Crescent Plaza         Brockton    MA        3  1,679,237   218,141   98,955    34,754  $39,202  $52,875
Primary       239 Greenwich Avenue   Greenwich   CT        5  1,235,145    16,834   66,252    25,070           $90,010
Primary       Soundview Marketplace  Port        NY
                                      Washington           3  2,820,134   183,815   47,060    16,691 $127,975 $188,579
Secondary     Town Line Plaza        Rocky Hill  CT        3  1,498,202   206,298
Secondary     New Loudon Center      Latham      NY        5  1,713,664   255,826   44,153    17,525  $44,596  $58,526
Secondary     Pacesetter Park        Pomona      NY
               Shopping Ctr.                               3  1,148,714    96,698   27,421     9,004  $99,926 $124,786
Secondary     Mad River Station      Dayton      OH        5  1,505,875   155,832   52,598    21,841  $51,619  $64,051
Secondary     Greenridge Plaza       Scranton    PA        3    979,656   191,755   88,733    36,946  $30,723  $38,790
Secondary     Mark Plaza             EdwardsvillePA        5  1,035,383   216,047   90,532    38,714  $28,086  $38,397
Secondary     Luzerne Street ShoppingScranton    PA
               Ctr.                                        3    301,538    58,035   89,062    36,973  $30,970  $39,323
Secondary     Blackman Plaza         Wilkes-BarrePA        5    282,374   121,341   62,458    26,393  $27,479  $37,619
Secondary     Sheffield Crossing /   Sheffield   OH
               37.78%                                      3  1,118,642   112,534   32,487    12,500  $42,899  $58,754
Secondary     Amherst Marketplace /  Amherst     OH
               37.78%                                      3    830,115    79,945   55,146    21,276  $41,898  $55,263
              Sterling Heights       Sterling    MI
               Shopping Center /      Heights
               18.9%                                       3    426,834   154,838   97,175    35,730  $67,786  $74,409
              Tarrytown Shopping     Tarrytown   NY
               Center / 18.9%                              3    903,128    35,291   36,461    13,328  $84,626 $114,725
              Hitchcock Plaza / 7.6% Aiken       SC        5    374,490   233,886   25,419    18,757  $60,290  $71,076
              Pine Log Plaza / 7.6%  Aiken       SC        5          -    35,064   25,419    18,757  $60,290  $71,076
              Haygood Shopping CenterVirginia    VA
               / 18.9%                Beach                3    938,590   165,451   97,871    37,786  $51,491  $60,530
              400 East Fordham Road /The Bronx   NY
               19.2%                                       2    646,743   117,355  651,504   223,577  $28,217  $37,631
              Sherman Avenue / 19.2% Manhattan   NY        2  1,970,291   134,773  529,999   176,116  $29,932  $40,762
              Pelham Manor Shopping  Westchester NY
               Plaza / 19.2%                               3  1,282,887   398,775  400,119   149,994  $47,713  $59,780
              Bartow Avenue          The Bronx   NY        3    222,600    14,694  563,289   208,834  $33,199  $44,894
              161st Street /19.2%    The Bronx   NY        2  3,872,273   223,611  712,029   240,973  $22,230  $32,900
Secondary     Walnut Hill Plaza      Woonsocket  RI        5  2,434,915   283,235   59,068    24,020  $32,605  $44,830
Secondary     Ledgewood Mall         Ledgewood   NJ        5  4,412,057   517,792   39,287    14,235  $59,560  $70,312
Primary       BTS Boonton LLC        Boonton     NJ        5  1,248,494    62,908   48,401    18,384  $85,957 $106,652
Secondary     Merrillville Plaza     Hobart      IN        5  2,581,116   235,678   21,008     8,295  $56,061  $65,230
Secondary     The Gateway Shopping   So.         VT
               Ctr.                   Burlington           3  1,817,094   101,784   45,990    19,115  $54,003  $35,139
Secondary     Marketplace of Absecon Absecon     NJ        3  1,660,947   105,097   31,282    10,754  $57,266  $69,040
Tertiary      Pittston Plaza         Pittston    PA        3    523,235    79,473   40,766    17,194  $28,200  $37,109
Tertiary      Plaza 422              Lebanon     PA        3    444,020   155,026   44,886    18,014  $31,027  $39,952
Tertiary      Route 6 Plaza          Honesdale   PA        5  1,110,003   175,505
Tertiary      Bradford Towne Centre  Towanda     PA       10  1,528,293   257,123    5,417     2,256  $33,937  $41,666
---------------------------------------------------------------------------------- ------------------------------------
                                                             81,790,971 7,898,592
                                                             --------------------- ------------------------------------
Weighted Average - Based on GLA                                                    111,899    41,313  $49,526  $63,465
                                                                                   ------------------------------------

                                                                                   ------------------------------------
Weighted Average - Based on base rent( 1)                                           90,141    33,738  $55,807  $73,226
                                                                                   ------------------------------------




                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2006

                            Property Demographics (1)
                        --------------------------------

------------------------------------------------------------------------- ----------------------------------- ----------------------
                                           5-Mile Radius                            10-Mile Radius
                          ----------------------------------------------- -----------------------------------
Property
Market                        Total    #     Median HH Avg. HH    Total         # Median HH   Avg. HH
Classification Property /      Pop.    HH    Income    Income     Pop.      HH    Income      Income  County        MSA
               JV
               Ownership %
---------------------------------------------------------------------------------------------------------------------------
Primary       Brandywine                                                                            Bergen       Wilmington-
               Town Center                                                                                       Newark, DE
               & Mkt
               Sq./22.22%  115,509    46,245  $63,181  $82,051    465,744   177,868 $60,297 $82,576
Primary       Elmwood Park                                                                          Bergen       Bergen-
               Shopping                                                                                          Passaic, NJ
               Ctr.        604,387   209,582  $49,412  $67,557          -         -        -      -
Primary       Chestnut                                                                              Philadelphia Philadelphia,
               Hill        408,646   161,678  $51,591  $66,118                                                   PA
Primary       Abington                                                                              Bucks        Philadelphia,
               Towne                                                                                             PA
               Center      316,194   123,852  $49,479  $67,255  1,420,838   535,831  40,786  56,068
Primary       Granville                                                                             Franklin    Columbus, OH
               Center /
               37.78%      272,955   115,817  $55,421  $74,050          -         -        -      -
Primary       Clark &                                                                                           Chicago, IL
               Diversey
Primary       Hobson West                                                                           DuPage      Chicago, IL
               Plaza       219,460    77,196  $77,091  $96,876          -         -        -      -
Primary       Methuen                                                                               Essex       Boston, MA-NH
               Shopping
               Ctr.        200,868    74,426  $40,606  $55,989    359,120   130,167  53,266  70,380
Primary       Crossroads                                                                            Westchester New York, NY
               Shopping
               Ctr. / 49%  199,222    73,477  $67,992 $102,645          -         -        -      -
Primary       The Branch                                                                            Suffolk     Nassau-
               Plaza       205,906    67,405  $89,363 $103,763          -         -        -      -             Suffolk, NY
Primary       Amboy Road                                                                            Richmond    New York, NY
Primary       Village                                                                               Suffolk     Nassau-
               Commons                                                                                          Suffolk, NY
               Shopping
               Ctr.        205,727    67,384  $89,604 $104,007          -         -        -      -
Primary       Bloomfield                                                                            Oakland     Detroit, MI
               Town Square 165,071    63,680  $56,286  $89,068    693,426   274,676   35,140 88,557
Primary       Crescent                                                                              Plymouth    Boston, MA-NH
               Plaza       164,499    58,369  $43,599  $56,535          -         -        -      -
Primary       239                                                                                   Fairfield   New Haven-
               Greenwich                                                                                        Meriden, CT
               Avenue      139,180    50,542           $87,819          -         -        -      -
Primary       Soundview                                                                             Nassau      Nassau-
               Marketplace 146,553    53,259 $110,828 $158,509          -         -        -      -             Suffolk, NY
Secondary     Town Line                                                                             Hartford    Hartford, CT
               Plaza        43,708    18,392  $60,038  $75,504    553,333   220,597   43,447 63,310
Secondary     New Loudon                                                                            Albany      Albany-
               Center                                                                                           Schenectady-
                           146,563    59,410  $41,551  $54,174    613,866   249,577  43,863  57,271             Troy, NY
Secondary     Pacesetter                                                                            Rockland    New York, NY
               Park
               Shopping
               Ctr.        134,012    39,338  $81,066 $102,217          -         -        -      -
Secondary     Mad River                                                                             Montgomery  Dayton-
               Station                                                                                          Springfield,
                           124,816    50,664  $51,965  $65,750    408,808   161,200  41,890  51,485             OH
Secondary     Greenridge                                                                            Lackawanna  Scranton-
               Plaza                                                                                            Wilkes
                                                                                                                Barre-
                           128,607    52,993  $32,446  $41,441    206,477    84,001  34,001  43,425             Hazelton, PA
Secondary     Mark Plaza                                                                            Luzerne     Scranton-
                                                                                                                Wilkes
                                                                                                                Barre-
                           124,503    52,875  $28,794  $39,583    217,525    89,944   29,784 41,155             Hazelton, PA
Secondary     Luzerne                                                                               Lackawanna  Scranton-
               Street                                                                                           Wilkes
               Shopping                                                                                         Barre-
               Ctr.        119,331    49,490  $31,439  $39,606          -         -        -      -             Hazelton, PA
Secondary     Blackman                                                                              Luzerne     Scranton-
               Plaza                                                                                            Wilkes
                                                                                                                Barre-
                           118,011    50,151  $38,259  $28,229    209,428    86,555   29,751 41,041             Hazelton, PA
Secondary     Sheffield                                                                             Lorain      Cleveland-
               Crossing /                                                                                       Lorain-
               37.78%      117,051    44,586  $42,879  $58,196    314,596   120,675   50,540 67,635             Elyria
Secondary     Amherst                                                                               Lorain      Cleveland-
               Marketplace                                                                                      Lorain-
               / 37.78%     98,708    37,877  $38,164  $51,174    212,480    81,076   42,497 56,454             Elyria
              Sterling                                                                                          Coordinates
               Heights                                                                                          42.5803,
               Shopping                                                                                         83.0298
               Center /
               18.9%        257,839  101,330  $64,903  $73,379          -         -        -      -
              Tarrytown                                                                             Westchester New York, NY
               Shopping
               Center /
               18.9%        126,511   45,849  $94,270 $121,002          -         -        -      -
              Hitchcock                                                                                         Coordinates
               Plaza /                                                                                          33.5156,
               7.6%          45,931   33,112  $49,878  $60,184     84,131    59,713   43,742 52,745             81.7311
              Pine Log                                                                                          Coordinates
               Plaza /                                                                                          33.5156,
               7.6%          45,931   33,112  $49,878  $60,184     84,131    59,713   43,742 52,745             81.7311
              Haygood                                                                                           Coordinates
               Shopping                                                                                         36.8727,
               Center /                                                                                         76.1350
               18.9%        222,837   85,740  $52,946  $61,454    686,842   263,114   47,183 56,538
              400 East                                                                              The Bronx   New York, NY
               Fordham
               Road /
               19.2%      1,193,183  411,564   30,162   40,477
              Sherman                                                                               Manhattan   New York, NY
               Avenue /
               19.2%              -        -        -        -
              Pelham Manor                                                                          Westchester New York, NY
               Shopping
               Plaza /
               19.2%       1,114,822 410,040  $44,052  $56,839
              Bartow                                                                                The Bronx   New York, NY
               Avenue      1,435,467 511,796  $30,552  $43,522
              161st Street                                                                          The Bronx   New York, NY
               /19.2%
Secondary     Walnut Hill                                                                           Providence  Providence-
               Plaza                                                                                            Fall River,
                              93,988  36,923  $40,811  $54,959    304,956   114,330   47,963 62,524             RI
Secondary     Ledgewood                                                                             Morris      Newark, NJ
               Mall          107,018  38,479  $74,547  $92,140    263,597    94,154  $76,368$97,665
Primary       BTS Boonton                                                                           Morris      Newark, NJ
               LLC            99,256  36,973  $84,231 $101,502
Secondary     Merrillville                                                                          Lake        Gary, IN
               Plaza          84,295  31,487  $48,370  $54,246     41,291   127,991  $41,656$49,747
Secondary     The Gateway                                                                           Chittenden  Burlington,
               Shopping                                                                                         VT
               Ctr.           69,036  27,944  $37,547  $55,060          -         -        -      -
Secondary     Marketplace                                                                           Atlantic    Atlantic
               of Absecon                                                                                       City-Cape
                              71,369  24,835  $56,434  $67,432          -         -        -      -             May, NJ
Tertiary      Pittston                                                                              Luzerne     Scranton-
               Plaza                                                                                            Wilkes
                                                                                                                Barre-
                              72,123  30,327  $29,150  $38,323    261,639   108,933   29,878 39,837             Hazelton, PA
Tertiary      Plaza 422                                                                             Lebanon     Harrisburg-
                                                                                                                Lebanon-
                              61,225  24,051  $33,664  $42,971    111,183    42,280   36,875 46,200             Carlisle, PA
Tertiary      Route 6                                                                               Wayne
               Plaza          12,078   4,944  $35,972  $44,544     28,631    11,448   37,277 46,049             N/A
Tertiary      Bradford                                                                              Bradford
               Towne
               Centre                                                        17,148    6,584$34,707 $42,850     N/A
------------------------------------------------------------------------- ----------------------------------- ----------------------

                          ----------------------------------------------- -----------------------------------
Weighted
 Average
 - Based
 on GLA                              200,467   75,392  $49,822    $64,579 1,823,301  736,349 $234,137 $31,160
        ----------------------------------------------------------------- -----------------------------------

                          ----------------------------------------------- -----------------------------------
Weighted
 Average
 - Based
 on base
 rent(
 1)                                  167,578   61,356  $54,042  $72,223   1,162,983 483,104 $157,845 $215,234
        ----------------------------------------------------------------- -----------------------------------



(1) Does not include the Kroger/Safeway Portfolio. Base rent for joint vuntures has been pro-rated based on the Company's ownership % in the joint venture.

(2)  Fordham, Sherman Avenue and 161st Street figures are for a 2 mile radius.

(3) The following table summarizes the Urban / In-fill properties which are included in the data detailed above.


Urban / in-fill                                             Trade   Total               1-Mile Radius
                                                                                     -----------------------------------
                                                            Area     Base    Total    Total      #      Median  Avg. HH
                                                                                              Households   HH
Property / JV Ownership %                  City      State (Miles)   Rent     GLA      Pop.    ("HH")    Income  Income
------------------------------------------------------------------------------------ -----------------------------------
400 East Fordham Road / 19.2%              The Bronx  NY        2   645,915 117,355  206,850     66,722 $24,205 $33,414
Sherman Avenue / 19.2%                     Manhattan  NY        2 1,337,368 134,773  139,935     48,823 $31,657 $40,618
Pelham Manor Shopping Plaza / 19.2%        WestchesterNY        3 1,399,887 398,775   28,559      9,367 $60,205 $73,324
Bartow Avenue                              The Bronx  NY        3   222,600  14,694   71,336     28,062 $36,795 $47,838
161st Street /19.2%                        The Bronx  NY        2 3,870,354 223,611  192,706     65,625 $20,649 $31,017
------------------------------------------------------------------------------------------------------------------------
                                                                  7,476,124 889,208  110,955     37,373 $40,793 $52,040
                                                                  ------------------ -----------------------------------

                                                                                     -----------------------------------
                                                                                     142,315     48,911 $31,148 $41,608
                                                                                     -----------------------------------


QUARTERLY SUPPLEMENTAL DISCLOSURE
             June 30, 2006

 Residential (Multi-family) Properties
----------------------------------------                                                     -------------------

                                                                                                 % Occupied          % Occupied
                Property                      Location         Square Feet         Units        June 30, 2006      March 31, 2006
------------------------------------------------------------------------------------------------------------------------------------

              Mid-Atlantic

             North Carolina
----------------------------------------
           Village Apartments               Winston Salem             578,706            600                 89%                 91%

                Mid-West

                Missouri
----------------------------------------
   Gate House, Holiday House, Tiger           Columbia
                Village,                                              625,545            874                 95%                 98%
                                                            ------------------------------------------------------------------------
         Colony Apartments (1)


                 Totals                                             1,204,251          1,474                 93%                 95%
                                                            ========================================================================

                                                                                             -------------------



(1) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions